                                                                               .
                                                                               .
                                                                               .

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      16
            NOTES TO FINANCIAL STATEMENTS      22
           REPORT OF INDEPENDENT AUDITORS      29

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      30
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31



          TRUSTEE AND OFFICER INFORMATION      32

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(July 28, 1993--March 31, 2003)

 [LINE GRAPH]

                                                                                               STANDARD & POOR'S UTILIITIES INDEX
                                                                                               IS A BROAD-BASED, UNMANAGED INDEX
                                                                                                   THAT REFLECTS THE GENERAL
                                                                                                PERFORMANCE OF ELECTRIC UTILITY
                                                                      UTILITY FUND                          STOCKS.*
                                                                      ------------             ----------------------------------
7/28/93                                                                  9426.00                            10000.00
                                                                         9848.00                            10259.90
                                                                         9696.00                             9506.97
3/94                                                                     8994.00                             8325.59
                                                                         8730.00                             7656.14
                                                                         8867.00                             7794.75
                                                                         8742.00                             7875.88
3/95                                                                     9043.00                             8182.25
                                                                         9490.00                             8825.71
                                                                        10228.00                             9208.47
                                                                        10988.00                             9859.81
3/96                                                                    11020.00                             9543.99
                                                                        11382.00                             9875.56
                                                                        11203.00                             9406.16
                                                                        12191.00                             9877.14
3/97                                                                    11911.00                             9424.27
                                                                        12884.00                             9834.61
                                                                        13606.00                            10143.30
                                                                        15324.00                            11695.70
3/98                                                                    16773.00                            12224.10
                                                                        16514.00                            12213.90
                                                                        16591.00                            12671.50
                                                                        18083.00                            12868.40
3/99                                                                    16798.00                            11529.50
                                                                        18962.00                            12715.60
                                                                        18304.00                            11959.50
                                                                        20706.00                            11217.60
3/00                                                                    23423.00                            11930.40
                                                                        23049.00                            12499.80
                                                                        26270.00                            16485.80
                                                                        24978.00                            17014.30
3/01                                                                    23086.00                            15713.20
                                                                        22253.00                            14720.00
                                                                        19317.00                            11983.10
                                                                        19640.00                            11489.30
3/02                                                                    19862.00                            11768.90
                                                                        17798.00                             9681.81
                                                                        14829.00                             7436.40
                                                                        15990.00                             7699.46
3/03                                                                    15313.00                             7371.82

This chart compares your fund's performance to that of the S&P Utilities Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                        A SHARES          B SHARES     C SHARES
------------------------------------------------------------------------------------
One-year total return based on NAV(1)    -22.90%           -23.41%      -23.41%
------------------------------------------------------------------------------------
One-year total return(2)                 -27.35%           -26.42%      -24.16%
------------------------------------------------------------------------------------
Five-year average annual total
return(2)                                 -2.96%            -2.77%       -2.53%
------------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                  4.50%             4.65%(3)     4.25%
------------------------------------------------------------------------------------
Commencement date                       07/28/93          07/28/93     08/13/93
------------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--
March 31, 2003)


1.   EXELON                         6.2%
     Distributes electricity and natural gas
     to customers in Illinois and
     Pennsylvania.

2.   ENTERGY                        5.1%
     Distributes gas and electricity in the
     southern United States and operates
     nuclear power plants across the country.

3.   PUBLIC SERVICE ENTERPRISE
     GROUP                          4.6%
     Provides electricity and natural gas to
     customers in New Jersey.

4.   PINNACLE WEST CAPITAL          4.5%
     Provides electricity to customers in
     Arizona and generates, sells and
     delivers electricity to wholesale
     customers in the Western United States.

5.   FPL GROUP                      4.5%
     Engaged in the generation, transmission,
     distribution and sale of electric
     energy.

6.   KEYSPAN                        4.3%
     Provides natural gas and electricity to
     customers in New York and New England.

7.   FIRSTENERGY                    4.2%
     Provides electric service primarily to
     customers in Ohio and Pennsylvania.

8.   AMEREN                         4.2%
     Generate, distributes and sells both
     electric energy and natural gas.

9.   NATIONAL FUEL GAS CO.          4.2%
     Transports, stores and markets natural
     gas primarily in New York and
     Pennsylvania.

10.  CONSTELLATION ENERGY
     GROUP                          3.7%
     A group of energy businesses that
     includes merchant energy trading and
     regulated gas and electric delivery
     subsidiaries.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

 [BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Electric Utilities                                                          65.2%                              59.9%
Gas Utilities                                                               16.0%                              15.0%
Integrated Telecommunications Services                                      11.3%                               9.0%
Multi-Utilities                                                              2.1%                               6.4%
Diversified Metals & Mining                                                  1.9%                               0.0%


* Subject to change daily. All information is provided for information purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services.

                                                                         [PHOTO]
                                                               [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN
UTILITY FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING
THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY
THE ADVISER'S EQUITY INCOME TEAM. CURRENT TEAM MEMBERS(1)
INCLUDE CHRISTINE DRUSCH, MANAGING DIRECTOR AND DAVID MCLAUGHLIN, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST 12 MONTHS?

A   It remained a difficult
environment for all types of stock investors and utility investors were no exception. Nevertheless, the Van Kampen Utility Fund turned in strong results relative to its benchmark, the Standard & Poor's Utilities Index. During the reporting period, the fund returned -22.90 percent, while the S&P Utilities Index returned -34.41 percent. As an additional point of comparison, the fund also outperformed its peers, as measured by the Lipper Utility Fund Index, which returned -24.30 percent.

    The fund's outperformance stemmed from its relative underweighting in telecommunications stocks, as well as from our early decision to eliminate from the portfolio companies with substantial energy-trading operations, which were hard hit following the bankruptcy of Enron.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent but excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Standard & Poor's Utilities Index is a broad-based, unmanaged index that reflects the general performance of electric and gas utility stocks. The Lipper Utility Fund Index is an unmanaged statistical composite of the performance of the 10 largest utility funds according to Lipper Inc. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT TYPE OF MARKET
    ENVIRONMENT WAS IT FOR THE UTILITIES SECTOR?

A   For many utility companies, it was
a time for retrenchment. As investors came to grips with the effects of Enron's implosion in late 2001, they put aside the notion of utilities as a rapid-growth business. Merchant energy traders--energy marketers--and unregulated independent power producers, once seen as new breeds of utility companies, were hurt most by the change in sentiment. Many of these companies, which had relied on debt to finance their operations, saw their credit ratings downgraded and found it very difficult to raise capital at exactly the time they needed it most. With these unregulated businesses facing serious challenges, investors again began to favor traditional power companies that offered stability and an attractive dividend yield.

Q   IN THIS ENVIRONMENT, WHAT WAS
    YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   With investors concerned about
the still-sluggish economy and war in Iraq, our general approach was to keep the fund invested defensively. Early in the period, the fund invested in merchant energy traders and independent power producers because we thought these companies were trading at attractive valuations. Unfortunately, as these companies' financial position worsened, they saw their stock price fall as well.

    In response, we sold most of the fund's holdings in these areas and focused instead on more traditional, regulated electric utilities, which we believed were better suited to the current market environment. A secondary focus for us was on natural-gas companies, and, increasingly, on businesses involved in producing nuclear- and coal-generated power.

    In our opinion, electric utilities were attractive because of their regulated rates, which provided investors with a consistent and predictable return, as well as their high dividend yields. Natural-gas companies, meanwhile, proved to be successful investments for the fund, especially during the first quarter of 2003, when these businesses benefited from a price spike. As natural gas became more expensive, we were increasingly attracted to nuclear- and coal-power companies. Nuclear and coal power are very cost-effective sources of energy, and we believed that companies that could generate an inexpensive power alternative would have a future competitive advantage.

Q   CAN YOU CITE SEVERAL SECURITIES
    THAT BOOSTED FUND PERFORMANCE DURING THE PERIOD?

A   Two of the fund's most successful
investments were Entergy and Southern Company, well-managed electric utilities that serve several southern U.S. states.

Entergy also operates a fleet of nuclear and coal plants, while Southern's alternate energy production focuses more on coal. Both companies benefited from the stability of their regulated electricity business, as well as from their ability to produce cost-effective nuclear-and coal-generated power.

    Also helping fund performance were investments in two natural-gas utilities, Utah-based Questar and
Pittsburgh-based Equitable Resources. Both companies benefited from their ability to collect distribution fees during a time of significant demand for natural gas. In addition, Questar and Equitable Resources maintain substantial gas reserves, which allowed them to take advantage of high commodity prices during the period.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT WERE SOME OF THE FUND'S
    INDIVIDUAL DISAPPOINTMENTS?

A   As we mentioned, many of the
fund's poor performers were companies focused on energy trading. One such laggard was Aquila, formerly UtiliCorp United, an electric utility serving customers in seven states as well as Canada, Australia, New Zealand and the United Kingdom. Facing an extremely challenging energy-trading environment, Aquila liquidated its trading operations and focused once again on its core electric utility business. We sold the fund's position in Aquila. Other companies involved in energy trading that hurt performance during the past 12 months included Duke Energy and Mirant. These positions were also sold.

    The stock that most hurt the fund's relative performance was TXU, a utility holding company supplying energy to the United States and Australia. This company had significant energy trading operations, yet had managed to avoid many of the difficulties faced by some of the businesses we just mentioned. Unfortunately, TXU had significant problems associated with its deregulated energy business in the U.K.--problems that sent the company's stock tumbling. As the extent of TXU's troubles became clear to us, we eliminated the fund's position in the stock.

Q   WHAT DO YOU SEE AHEAD FOR
    THE FUND?

A   The situation appears to be
stabilizing for energy traders and independent power producers. Nevertheless, we are still positioning the fund defensively. While we believe selective growth opportunities are to be found in the utility sector, we believe the market environment has changed significantly from several years ago when many investors saw utilities as yet another way to make fast money.

    We believe the fund's emphasis on regulated electric utilities may be well suited to the current market environment. As long as conditions remain uncertain, we believe that investors may continue to value these companies' regulated rates of return. Moreover, many of these companies offer attractive dividend yields--a benefit that would only become more compelling if the current proposal to eliminate the double-taxation of dividends becomes law.

    We are also optimistic about the fund's investments in natural-gas companies and in companies focused on nuclear- and coal-power generation. Natural-gas stocks may continue to benefit as long as gas prices remain high, while nuclear- and coal-power companies may profit from its position as a cost-effective energy alternative.

    This has been as bad a market environment for the utility sector as we can remember. But despite the challenges, regulated utilities have remained solid performers. We are hopeful that by keeping expectations realistic and focusing on well-managed companies with the prospect for consistent returns, we may realize solid, long-term performance for the fund's shareholders.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

CONVERTIBLE SECURITY: A security that can be exchanged for common stock, at the option of the security holder, for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, Moody's from a high of Aaa to a low of C.

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

DIVIDEND: A distribution of earnings. Dividends may be in the form of cash, stock or property.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  86.3%
ALTERNATIVE CARRIERS  0.9%
TDC A/S--ADR (Denmark)....................................     107,800   $    1,240,778
                                                                         --------------

CONSTRUCTION & ENGINEERING  0.8%
EMCOR Group, Inc. (a).....................................      22,296        1,075,782
                                                                         --------------

DIVERSIFIED METALS & MINING  1.8%
Peabody Energy Corp. .....................................      89,400        2,493,366
                                                                         --------------

ELECTRIC UTILITIES  56.5%
Ameren Corp. .............................................     145,000        5,662,250
Cinergy Corp. ............................................      20,000          673,000
Consolidated Edison, Inc. ................................      96,600        3,716,202
Constellation Energy Group, Inc. .........................     179,700        4,983,081
Dominion Resources, Inc. .................................      25,000        1,384,250
DQE, Inc. ................................................     307,500        3,748,425
DTE Energy Co. ...........................................     115,100        4,448,615
Edison International, Inc. (a)............................      60,000          821,400
Entergy Corp. ............................................     143,300        6,899,895
Exelon Corp. .............................................     165,000        8,317,650
FirstEnergy Corp. ........................................     180,872        5,697,468
Great Plains Energy, Inc. ................................      40,000          954,800
IDACORP, Inc. ............................................      40,000          912,000
Northeast Utilities.......................................      49,500          689,040
NSTAR.....................................................     114,600        4,586,292
Pinnacle West Capital Corp. ..............................     181,800        6,043,032
PNM Resources, Inc. ......................................     190,400        4,282,096
PPL Corp. ................................................      21,600          769,176
Progress Energy, Inc. ....................................      70,000        2,740,500
Public Service Enterprise Group, Inc. ....................     170,000        6,237,300
Southern Co. .............................................     141,600        4,027,104
TECO Energy, Inc. ........................................      42,600          452,838
                                                                         --------------
                                                                             78,046,414
                                                                         --------------
GAS UTILITIES  14.4%
Equitable Resources, Inc. ................................      30,000        1,125,300
KeySpan Corp. ............................................     177,200        5,714,700
National Fuel Gas Co. ....................................     255,800        5,594,346

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
GAS UTILITIES (CONTINUED)
NiSource, Inc. ...........................................     175,596   $    3,195,847
Questar Corp. ............................................      40,000        1,182,800
Southern Union Co. (a)....................................      14,332          174,134
Southwest Gas Corp. ......................................      76,200        1,550,670
Vectren Corp. ............................................      40,000          860,400
WGL Holdings, Inc. .......................................      20,000          529,800
                                                                         --------------
                                                                             19,927,997
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  9.2%
ALLTEL Corp. .............................................      57,300        2,564,748
BellSouth Corp. ..........................................     139,800        3,029,466
SBC Communications, Inc. .................................     105,400        2,114,324
Sprint Corp. .............................................      61,800          726,150
Verizon Communications, Inc. .............................     121,600        4,298,560
                                                                         --------------
                                                                             12,733,248
                                                                         --------------
MULTI-UTILITIES  2.0%
Avista Corp. .............................................     170,000        1,800,300
Duke Energy Corp. ........................................      70,000        1,017,800
                                                                         --------------
                                                                              2,818,100
                                                                         --------------
WIRELESS TELECOMMUNICATION SERVICES  0.7%
China Mobile Ltd.--ADR (Hong Kong) (a)....................     100,000          990,000
                                                                         --------------

TOTAL COMMON STOCKS  86.3%............................................      119,325,685
                                                                         --------------

CONVERTIBLE PREFERRED STOCKS  7.3%
ELECTRIC UTILITIES  6.2%
FPL Group, Inc., 8.000% (Convertible into 14,724 common
  shares).................................................      20,000        1,056,800
FPL Group, Inc., 8.500% (Convertible into 72,558 common
  shares).................................................      90,000        4,945,500
PPL Capital Fund Trust, 7.750%, PEPS (Convertible into
  24,224 common shares)...................................      63,000        1,164,870
TECO Energy, Inc., 9.500% (Convertible into 78,898 common
  shares).................................................      95,000        1,482,950
                                                                         --------------
                                                                              8,650,120
                                                                         --------------
GAS UTILITIES  0.1%
NiSource, Inc., 0.000% (Convertible into 3,816 common
  shares) (a).............................................      33,886           71,499
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTEGRATED TELECOMMUNICATION SERVICES  1.0%
ALLTEL Corp., 7.750% (Convertible into 24,343 common
  shares).................................................      29,400   $    1,382,094
                                                                         --------------

TOTAL CONVERTIBLE PREFERRED STOCKS  7.3%..............................       10,103,713
                                                                         --------------

PAR
AMOUNT                                                                        MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          CORPORATE BONDS  1.6%
          ELECTRIC UTILITIES  0.8%
$1,000    Union Electric Co. ......................... 7.375%   12/15/04   $  1,084,882
                                                                           ------------

          INTEGRATED TELECOMMUNICATION SERVICES  0.8%
 1,000    Cox Communications, Inc. ................... 6.875    06/15/05      1,088,886
                                                                           ------------

          TOTAL CORPORATE BONDS.........................................      2,173,768
                                                                           ------------
          CONVERTIBLE CORPORATE BONDS  2.1%
          GAS UTILITIES  1.1%
 4,000    El Paso Corp., 144A--Private Placement
          (Convertible into 19,149 common shares)
          (b).........................................     *    02/28/21      1,500,000
                                                                           ------------

          WIRELESS TELECOMMUNICATION SERVICES  1.0%
 1,447    Hutchinson Whampoa International Ltd.,144A--
          Private Placement, ADR (United Kingdom)
          (Convertible into 284,495 common shares)
          (b)......................................... 2.875    09/15/03      1,450,414
                                                                           ------------

          TOTAL CONVERTIBLE CORPORATE BONDS.............................      2,950,414
                                                                           ------------

TOTAL LONG-TERM INVESTMENTS  97.3%
  (Cost $140,473,570)...................................................    134,553,580

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                                  MARKET
DESCRIPTION                                                                       VALUE
REPURCHASE AGREEMENT  2.8%
State Street Bank & Trust Co. ($3,862,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/03, to be
  sold on 04/01/03 at $3,862,133) (Cost $3,862,000).........................   $  3,862,000
                                                                               ------------

TOTAL INVESTMENTS  100.1%
  (Cost $144,335,570).......................................................    138,415,580
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................       (180,035)
                                                                               ------------

NET ASSETS 100.0%...........................................................   $138,235,545
                                                                               ============

 * Zero coupon bond

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

ADR--American Depositary Receipt
PEPS--Premium Equity Partnership Securities

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $144,335,570).......................  $138,415,580
Cash........................................................           438
Receivables:
  Dividends.................................................       329,449
  Fund Shares Sold..........................................        75,581
  Interest..................................................        43,940
Other.......................................................       104,029
                                                              ------------
    Total Assets............................................   138,969,017
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       237,993
  Distributor and Affiliates................................       141,963
  Investment Advisory Fee...................................        76,115
Accrued Expenses............................................       140,905
Trustees' Deferred Compensation and Retirement Plans........       136,496
                                                              ------------
    Total Liabilities.......................................       733,472
                                                              ------------
NET ASSETS..................................................  $138,235,545
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $202,757,437
Accumulated Undistributed Net Investment Income.............     2,927,907
Net Unrealized Depreciation.................................    (5,919,990)
Accumulated Net Realized Loss...............................   (61,529,809)
                                                              ------------
NET ASSETS..................................................  $138,235,545
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $88,143,721 and 7,270,096 shares of
    beneficial interest issued and outstanding).............  $      12.12
    Maximum sales charge (5.75%* of offering price).........           .74
                                                              ------------
    Maximum offering price to public........................  $      12.86
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,021,703 and 3,137,533 shares of
    beneficial interest issued and outstanding).............  $      12.12
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,070,121 and 996,245 shares of
    beneficial interest issued and outstanding).............  $      12.12
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $12,325).....  $  7,141,366
Interest....................................................       673,251
                                                              ------------
    Total Income............................................     7,814,617
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,073,779
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $258,073, $464,973 and $152,353,
  respectively).............................................       875,399
Shareholder Services........................................       440,092
Trustees' Fees and Related Expenses.........................        21,798
Custody.....................................................        21,748
Legal.......................................................        19,217
Other.......................................................       213,953
                                                              ------------
    Total Expenses..........................................     2,665,986
    Less Credits Earned on Cash Balances....................         4,832
                                                              ------------
    Net Expenses............................................     2,661,154
                                                              ------------
NET INVESTMENT INCOME.......................................  $  5,153,463
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(43,758,786)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     4,661,733
  End of the Period.........................................    (5,919,990)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (10,581,723)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(54,340,509)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(49,187,046)
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED        YEAR ENDED
                                                        MARCH 31, 2003    MARCH 31, 2002
                                                        --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  5,153,463      $  5,404,963
Net Realized Loss.....................................    (43,758,786)      (17,527,516)
Net Unrealized Depreciation During the Period.........    (10,581,723)      (30,402,045)
                                                         ------------      ------------
Change in Net Assets from Operations..................    (49,187,046)      (42,524,598)
                                                         ------------      ------------

Distributions from Net Investment Income:
  Class A Shares......................................     (2,772,383)       (3,015,127)
  Class B Shares......................................       (756,749)         (951,540)
  Class C Shares......................................       (251,805)         (280,081)
                                                         ------------      ------------
                                                           (3,780,937)       (4,246,748)
                                                         ------------      ------------

Distributions from Net Realized Gain:
  Class A Shares......................................            -0-        (6,832,369)
  Class B Shares......................................            -0-        (3,511,206)
  Class C Shares......................................            -0-        (1,036,548)
                                                         ------------      ------------
                                                                  -0-       (11,380,123)
                                                         ------------      ------------
Total Distributions...................................     (3,780,937)      (15,626,871)
                                                         ------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (52,967,983)      (58,151,469)
                                                         ------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     26,461,608        55,183,783
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      3,246,765        13,604,590
Cost of Shares Repurchased............................    (58,862,967)      (73,490,960)
                                                         ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (29,154,594)       (4,702,587)
                                                         ------------      ------------
TOTAL DECREASE IN NET ASSETS..........................    (82,122,577)      (62,854,056)
NET ASSETS:
Beginning of the Period...............................    220,358,122       283,212,178
                                                         ------------      ------------
End of the Period (Including accumulated undistributed
  net investment income of $2,927,907 and $1,337,146,
  respectively).......................................   $138,235,545      $220,358,122
                                                         ============      ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        NINE
                                                                       MONTHS       YEAR
                                      YEAR ENDED MARCH 31,              ENDED      ENDED
CLASS A SHARES                -------------------------------------   MARCH 31,   JUNE 30,
                              2003 (a)   2002 (b)    2001     2000      1999        1998
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.17    $ 20.24    $22.66   $17.47    $17.66      $16.44
                              -------    -------    ------   ------    ------      ------
  Net Investment Income.....      .45        .44       .39      .35       .31         .43
  Net Realized and
    Unrealized Gain/Loss....    (4.14)     (3.32)     (.61)    6.28       .01        3.91
                              -------    -------    ------   ------    ------      ------
Total from Investment
  Operations................    (3.69)     (2.88)     (.22)    6.63       .32        4.34
                              -------    -------    ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.......      .36        .36       .36      .36       .30         .48
  Distributions from Net
    Realized Gain...........      -0-        .83      1.84     1.08       .21        1.69
  Return of Capital
    Distributions...........      -0-        -0-       -0-      -0-       -0-         .95
                              -------    -------    ------   ------    ------      ------
Total Distributions.........      .36       1.19      2.20     1.44       .51        3.12
                              -------    -------    ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 12.12    $ 16.17    $20.24   $22.66    $17.47      $17.66
                              =======    =======    ======   ======    ======      ======

Total Return (c)............  -22.90%    -13.96%    -1.44%   39.44%     1.72%*     28.17%
Net Assets at End of the
  Period (In millions)......  $  88.1    $ 135.0    $169.7   $ 89.1    $ 62.1      $ 60.4
Ratio of Expenses to Average
  Net Assets................    1.33%      1.27%     1.16%    1.26%     1.24%       1.30%
Ratio of Net Investment
  Income to Average Net
  Assets....................    3.40%      2.45%     1.91%    1.76%     2.29%       2.47%
Portfolio Turnover..........      29%        35%       44%      32%       13%*        23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 2.47% to 2.45%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        NINE
                                                                       MONTHS       YEAR
                                      YEAR ENDED MARCH 31,              ENDED      ENDED
CLASS B SHARES                -------------------------------------   MARCH 31,   JUNE 30,
                              2003 (a)   2002 (b)    2001     2000      1999        1998
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.10    $ 20.16    $22.60   $17.44    $17.63      $16.43
                              -------    -------    ------   ------    ------      ------
  Net Investment Income.....      .35        .31       .26      .20       .21         .31
  Net Realized and
    Unrealized Gain/Loss....    (4.11)     (3.32)     (.64)    6.26       .01        3.89
                              -------    -------    ------   ------    ------      ------
Total from Investment
  Operations................    (3.76)     (3.01)     (.38)    6.46       .22        4.20
                              -------    -------    ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.......      .22        .22       .22      .22       .20         .36
  Distributions from Net
    Realized Gain...........      -0-        .83      1.84     1.08       .21        1.69
  Return of Capital
    Distributions...........      -0-        -0-       -0-      -0-       -0-         .95
                              -------    -------    ------   ------    ------      ------
Total Distributions.........      .22       1.05      2.06     1.30       .41        3.00
                              -------    -------    ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 12.12    $ 16.10    $20.16   $22.60    $17.44      $17.63
                              =======    =======    ======   ======    ======      ======

Total Return (c)............  -23.41%    -14.68%    -2.15%   38.30%     1.21%*     27.20%
Net Assets at End of the
  Period (In millions)......  $  38.0    $  65.4    $ 87.0   $101.3    $ 84.1      $ 86.8
Ratio of Expenses to Average
  Net Assets................    2.09%      2.03%     1.91%    2.01%     1.99%       2.07%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.64%      1.69%     1.18%    1.01%     1.53%       1.74%
Portfolio Turnover..........      29%        35%       44%      32%       13%*        23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        NINE
                                                                       MONTHS       YEAR
                                      YEAR ENDED MARCH 31,              ENDED      ENDED
CLASS C SHARES                -------------------------------------   MARCH 31,   JUNE 30,
                              2003 (a)   2002 (b)    2001     2000      1999        1998
                              ------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 16.10    $ 20.16    $22.59   $17.43    $17.62      $16.43
                              -------    -------    ------   ------    ------      ------
  Net Investment Income.....      .35        .30       .24      .20       .21         .31
  Net Realized and
    Unrealized Gain/Loss....    (4.11)     (3.31)     (.61)    6.26       .01        3.88
                              -------    -------    ------   ------    ------      ------
Total from Investment
  Operations................    (3.76)     (3.01)     (.37)    6.46       .22        4.19
                              -------    -------    ------   ------    ------      ------
Less:
  Distributions from Net
    Investment Income.......      .22        .22       .22      .22       .20         .36
  Distributions from Net
    Realized Gain...........      -0-        .83      1.84     1.08       .21        1.69
  Return of Capital
    Distributions...........      -0-        -0-       -0-      -0-       -0-         .95
                              -------    -------    ------   ------    ------      ------
Total Distributions.........      .22       1.05      2.06     1.30       .41        3.00
                              -------    -------    ------   ------    ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $ 12.12    $ 16.10    $20.16   $22.59    $17.43      $17.62
                              =======    =======    ======   ======    ======      ======

Total Return (c)............  -23.41%    -14.68%    -2.10%   38.32%     1.22%*     27.14%
Net Assets at End of the
  Period (In millions)......  $  12.1    $  19.9    $ 26.6   $  9.2    $  7.0      $  5.9
Ratio of Expenses to Average
  Net Assets................    2.09%      2.03%     1.92%    2.01%     1.99%       2.06%
Ratio of Net Investment
  Income to Average Net
  Assets....................    2.64%      1.69%     1.17%    1.01%     1.53%       1.73%
Portfolio Turnover..........      29%        35%       44%      32%       13%*        23%

 * Non-Annualized

(a) Based on average month-end shares outstanding.

(b) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the ratio of net investment income to average net assets from 1.71% to 1.69%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B Shares. The distribution of the Fund's Class C Shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $52,447,537 which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $144,499,969
                                                                ============
Gross tax unrealized appreciation...........................    $  8,886,779
Gross tax unrealized depreciation...........................     (14,971,168)
                                                                ------------
Net tax unrealized depreciation on investments..............    $ (6,084,389)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

                                                                2003         2002
Distributions paid from:
  Ordinary income..........................................  $3,780,937   $ 4,246,748
  Long-term capital gain...................................         -0-    11,380,123
                                                             ----------   -----------
                                                             $3,780,937   $15,626,871
                                                             ==========   ===========

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent difference relating to the Fund's investment in other regulated investment companies totaling $1,293 was reclassified to accumulated undistributed net investment income from accumulated net realized loss. Additionally, a permanent difference relating to book to tax amortization differences totaling $216,942 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $3,124,345

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sales transactions and post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $4,832 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .65%
Next $500 million...........................................     .60%
Over $1 billion.............................................     .55%

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $6,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $43,400 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $358,900, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $89,373 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distribution received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $9,225.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $140,652,370, $39,629,134 and $22,475,933 for Classes A, B and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,077,434    $ 14,327,059
  Class B.................................................     464,772       6,151,247
  Class C.................................................     468,033       5,983,302
                                                            ----------    ------------
Total Sales...............................................   2,010,239    $ 26,461,608
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     188,692    $  2,406,377
  Class B.................................................      50,884         649,473
  Class C.................................................      15,027         190,915
                                                            ----------    ------------
Total Dividend Reinvestment...............................     254,603    $  3,246,765
                                                            ==========    ============
Repurchases:
  Class A.................................................  (2,350,135)   $(30,619,578)
  Class B.................................................  (1,441,785)    (18,908,040)
  Class C.................................................    (720,701)     (9,335,349)
                                                            ----------    ------------
Total Repurchases.........................................  (4,512,621)   $(58,862,967)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $154,538,512, $51,736,454 and
$25,637,065 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,352,867    $ 25,261,309
  Class B.................................................   1,216,671      22,836,228
  Class C.................................................     388,802       7,086,246
                                                            ----------    ------------
Total Sales...............................................   2,958,340    $ 55,183,783
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     551,001    $  8,667,447
  Class B.................................................     251,294       3,906,930
  Class C.................................................      66,306       1,030,213
                                                            ----------    ------------
Total Dividend Reinvestment...............................     868,601    $ 13,604,590
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,930,634)   $(34,116,689)
  Class B.................................................  (1,720,054)    (29,970,159)
  Class C.................................................    (538,557)     (9,404,112)
                                                            ----------    ------------
Total Repurchases.........................................  (4,189,245)   $(73,490,960)
                                                            ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, 103,633 and 262,699 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $25,800 and CDSC on redeemed shares of approximately $205,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $46,182,452 and $63,061,965, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003 are payments retained by Van Kampen of approximately $413,800 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $37,200. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,730,500 and $84,300 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Utility Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Utility Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Utility Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 West Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2003. For corporate shareholders, 100% of the distributions qualify for the dividend received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1995  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1993  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1993  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    1999;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 1999  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1993  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS


John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
184, 384, 584                                                  Member NASD/SIPC.
UTLF ANR 5/03                                                   10651E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      19
            NOTES TO FINANCIAL STATEMENTS      25
           REPORT OF INDEPENDENT AUDITORS      32

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      33
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      34
          TRUSTEE AND OFFICER INFORMATION      35

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 27, 1995--March 31, 2003)

 [LINE GRAPH]

                                                                                                STANDARD & POOR'S 500 INDEX IS AN
                                                                                                    UNMANAGED INDEX GENERALLY
                                                                                                REPRESENTATIVE OF THE U.S. STOCK
                                                                       GROWTH FUND                          MARKET.*
                                                                       -----------              ---------------------------------
12/27/95                                                                  9425.00                           10000.00
                                                                          9500.00                           10023.30
3/96                                                                     11310.00                           10561.20
                                                                         12912.00                           11035.30
                                                                         14213.00                           11376.40
                                                                         15390.00                           12324.70
3/97                                                                     15213.00                           12655.30
                                                                         17561.00                           14864.40
                                                                         21168.00                           15977.80
                                                                         19546.00                           16436.60
3/98                                                                     23134.00                           18729.40
                                                                         24326.00                           19347.90
                                                                         18768.00                           17423.30
                                                                         24100.00                           21134.00
3/99                                                                     24857.00                           22186.90
                                                                         26180.00                           23750.70
                                                                         26180.00                           22267.70
                                                                         38335.00                           25580.90
3/00                                                                     48020.00                           26167.40
                                                                         44557.00                           25472.40
                                                                         49203.00                           25225.70
                                                                         37275.00                           23251.90
3/01                                                                     29315.00                           20495.30
                                                                         31427.00                           21694.80
                                                                         25202.00                           18510.40
                                                                         29952.00                           20488.20
3/02                                                                     29921.00                           20544.50
                                                                         26289.00                           17792.10
                                                                         21900.00                           14718.40
                                                                         22437.00                           15960.20
3/03                                                                     21931.00                           15457.60

This chart compares your fund's performance to that of the S&P 500 Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliate. While the fund had been available for sale in a limited number of states, prior to February 3, 1997, the fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The fund's adviser believes that the portfolio had been managed substantially the same as if the fund had been open for investment to all public investors. No assurances can be given, however, that the fund's investment performance would have been the same during the period if the fund had been broadly distributed.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -26.70%         -27.26%    -27.22%
------------------------------------------------------------------------------
One-year total return(2)                -30.93%         -30.90%    -27.95%
------------------------------------------------------------------------------
Five-year average annual total
return(2)                                -2.23%          -2.02%     -1.83%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                11.42%          11.58%     11.59%
------------------------------------------------------------------------------
Commencement date                      12/27/95        12/27/95   12/27/95
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    From the Fund's inception through the period ended September 30, 1999, certain fees were waived and expenses were voluntarily reimbursed by the Fund's adviser which had a material affect on the Fund's total return. Had these fees not been waived and expenses reimbursed, the Fund's total return would have been lower. The fee waiver and expense reimbursements were voluntary in nature and have been discontinued at the Adviser's discretion.

    An important factor impacting the Fund's total return for the life of the Fund was the Fund's investments in initial public offerings (IPOs) in 1996. These investments had a greater effect on fund performance in 1996 than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same impact on performance as occurred in 1996.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*
(as a percentage of long-term investments--March 31, 2003)


1.   INTERNATIONAL GAME
     TECHNOLOGY                  2.1%
     Manufactures slot machines and video
     gaming machines for clients
     worldwide.

2.   VARIAN MEDICAL SYSTEMS      1.9%
     Makes and sells x-ray products and
     equipment used in cancer treatment.

3.   GILEAD SCIENCES             1.7%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

4.   SMITH INTERNATIONAL         1.7%
     Supplies products and services to the
     petroleum and petrochemical
     industries worldwide.

5.   CAREMARK RX                 1.6%
     Distributes pharmaceuticals and
     handles prescription benefits for
     members of various health plans.

6.   NEW YORK TIMES              1.5%
     Publishes newspapers and magazines
     and operates television and radio
     stations.

7.   ALCON                       1.5%
     Sells surgical, pharmaceutical, and
     contact lens eye-care products,
     including the Opti-Free brand.

8.   AFFILIATED COMPUTER
     SERVICES                    1.4%
     Provides information technology
     services to clients worldwide.

9.   QLOGIC                      1.4%
     Makes integrated circuits and adapter
     boards that connect peripheral
     devices to computers.

10.  LEXMARK INTERNATIONAL       1.3%
     Manufactures laser and inkjet
     printers and associated supplies.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Application Software                                                        6.5%                               4.0%
Pharmaceuticals                                                             6.4%                               1.8%
Banks                                                                       5.6%                               2.0%
Health Care Distributors & Services                                         5.0%                               3.2%
Specialty Stores                                                            4.9%                               5.3%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE JEFF NEW, MANAGING DIRECTOR; MICHAEL DAVIS, EXECUTIVE DIRECTOR; MARY JAYNE MALY, EXECUTIVE DIRECTOR; AND SEAN CONNER, VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM?

A   The fund returned -26.70 percent
for the 12 months ended March 31, 2003, performing in line with mid-cap growth stocks, as measured by the Russell Midcap(R) Growth Index, which returned -26.11 percent. By comparison, the fund's benchmark, the S&P 500 Index, returned -24.75 percent for the same period.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent but excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market, and the Russell Midcap(R) Growth Index is an unmanaged index generally viewed as representative of mid-capitalization growth securities in the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and notes on page 5 for additional fund performance results.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET CONDITIONS DURING THE PERIOD?

A   Not much has changed since
the fund's previous report on September 30, 2002. It has now been approximately three years since the start of this bear market.

    The economic environment continued to be difficult. Some of the major factors weighing down the economy during the 12-month period included geopolitical concerns, the war with Iraq, high energy costs, and a sluggish consumer. Although we do not believe the economy is in a recession, data such as rising jobless claims and disappointing corporate profits made for a tough economic environment.

    Against this backdrop, the stock market slid lower. In early 2002, the markets anticipated a recovery in the second half of the year. However, disappointment set in once again as a technology-led rally in the fourth quarter has been unable to sustain itself thus far into 2003. Although corporate profits have improved slightly, the rate of change has been slow. Stock market valuations have generally fallen, but our analysis indicates that these valuation levels appear to be slightly higher than they normally are this point in the economic cycle.

Q   GIVEN THIS CHALLENGING
    ENVIRONMENT, HOW DID YOU MANAGE THE FUND?

A   In all market conditions we follow
a consistent management strategy--we invest in stocks with positive future fundamentals and attractive valuations. Though our strategy remained intact, we adapted this strategy to reflect recent conditions. For example, recognizing the substantial amount of risk in the market, we paid extra attention to diversifying our investments. We sought to spread the fund's assets around and avoid investing too heavily in our largest holdings, thus trying to moderate the risk that poor performance in any single stock could drag down the entire portfolio along with it.

    Another way we sought to reduce risk was to continue managing the fund with a barbell strategy--dividing the fund's assets between two contrasting groups of stocks. On one end of the barbell were defensive companies, whose earnings we believed were more likely to hold up in the face of a slowing economy. On the other end of the barbell were economically sensitive companies, which were potentially positioned to benefit from economic recovery. We believe that having a mix of both types of stocks helped protect the fund from further market declines, yet provided it with the potential to share in future market gains. During the period, we tilted the barbell slightly toward the more economically sensitive side as our confidence in an economic recovery increased and corporate profits improved.

Q   IN THE LAST FEW WEEKS OF THE
    REPORTING PERIOD, COALITION FORCES INVADED IRAQ. DID IT CAUSE YOU TO MAKE ANY CHANGES IN HOW YOU MANAGED THE FUND?

A   No. Although the markets tended
to rise and fall with each day's news of military operations, we consistently followed our management strategy as outlined in the prior question.

Q   WHAT STOCKS HELPED THE FUND'S
    PERFORMANCE DURING THE PERIOD?

A   The best performing stock was also
the fund's top holding, International Game Technology (IGT). IGT is a leading maker of slot machines. Gambling destinations have become increasingly popular in recent years, heightening demand for IGT's products. In addition, many states are looking to legalize gambling as a way of boosting declining municipal revenues.

    Several health care stocks also contributed to the fund's performance. Zimmer Holdings manufactures orthopedic implants for knees, hips, and elbows. The company has benefited from the positive demographic trend of aging baby boomers who wish to stay active. Furthermore, its innovative minimally invasive surgery--for example, it could enable a one-day hospital stay for a hip implant--could bode well for the company's growth prospects. Varian Medical Systems has the worldwide leading market share in systems and equipment used for cancer radiation therapy. The company is undergoing a massive product replacement cycle with its new tumor-targeting system. Other top performing health care stocks included medical supplies maker Boston Scientific, biotechnology developer Gilead Sciences, and generic drug manufacturer Mylan Laboratories.

    Other positive contributors included Yahoo! and Coach. Yahoo!, one of the few Internet companies that has survived and prospered, was able to generate increasing revenue not only from advertisers buying ad space, but also by charging its users fees for additional services. For example, a user can pay to increase e-mail storage space.

    Upscale accessories retailer Coach was also a standout. In the weak economic environment and with many retailers reporting sluggish sales, women preferred to spend on accessories rather than apparel. Coach's strong brand identity and recently expanded product line helped it to beat earnings estimates consistently during the period.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee that any of these stocks will continue to perform as well or be held by the fund in the future.

Q   WHICH STOCKS FELL SHORT OF
    YOUR EXPECTATIONS?

A   Celestica was the fund's weakest
performer during the period. This contract electronics manufacturer provides services to computer and telecommunications companies. With Celestica's largest customers--including Hewlett Packard, Cisco, Sun Microsystems, Dell, Lucent and IBM--experiencing sharply slowing demand for its products, the company suffered a substantial decline in sales. We significantly trimmed the fund's position in Celestica, but continue to hold a small position in the stock because we believe that the long-term outlook is still positive and the valuation is very attractive.

    Another disappointing fund holding was Fairchild Semiconductor. Fairchild sells many of its products to industrial companies, and weak demand from these companies has also resulted in price competition. Slowing demand and declining prices significantly hurt Fairchild's earnings.

    Advertising agency Interpublic suffered from a general slowdown in advertising spending and accounting issues. We sold the stock from the portfolio.

    BISYS Group was another weak performer. BISYS provides computer services and back-office support to financial institutions and insurance companies. Its stock did poorly in response to its customers' weak business environment and hesitancy to spend on technology projects.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET AND THE FUND?

A   In our minds, the most likely
scenarios could be either the economy will persist in its sluggish state or the economy will pick up. With some degree of confidence, we have ruled out a "falling-off-a-cliff" scenario. In other words, our analysis indicates that the economy appears to be in a recovery phase, but will likely grow more slowly than in past recoveries.

    The driving factor in these scenarios is the consumer. In the first two years of economic weakness, the consumer had continued to spend and support the economy, especially with auto and housing purchases. However, more recent data suggests a slowing of these trends, most likely the result of ongoing corporate layoffs, the declining stock market, and the war with Iraq. At the end of the period, the consumer was decidedly cautious, paying down debt and saving more. Right now, the question we are asking is, how will consumers respond as the war with Iraq winds down? We may not know for several months.

    Nonetheless, this environment does not change how we select stocks for the fund. As in all types of economic and market conditions, we will continue to build the fund's portfolio one stock at a time based on our risk-conscious investment strategy and looking for growth companies with positive future fundamentals and attractive valuations.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  0.3%
L-3 Communications Holdings, Inc. (a).......................   23,000   $    923,910
                                                                        ------------

AIR FREIGHT & COURIERS  1.0%
CNF, Inc. ..................................................   95,000      2,892,750
                                                                        ------------
APPAREL & ACCESSORIES  1.1%
Jones Apparel Group, Inc. (a)...............................   44,000      1,206,920
Liz Claiborne, Inc. ........................................   69,000      2,133,480
                                                                        ------------
                                                                           3,340,400
                                                                        ------------
APPAREL RETAIL  3.5%
Abercrombie & Fitch Co., Class A (a)........................   54,000      1,621,620
Gap, Inc. ..................................................  181,000      2,622,690
Pacific Sunwear of California, Inc. (a).....................  156,000      3,174,600
Ross Stores, Inc. ..........................................   27,000        976,050
TJX Co., Inc. ..............................................  114,000      2,006,400
                                                                        ------------
                                                                          10,401,360
                                                                        ------------
APPLICATION SOFTWARE  6.3%
Autodesk, Inc. .............................................   90,000      1,373,400
Cerner Corp. (a)............................................   49,000      1,586,620
Citrix Systems, Inc. (a)....................................  176,000      2,316,160
Electronic Arts, Inc. (a)...................................   59,000      3,459,760
Fair Issac Corp. ...........................................   47,000      2,388,540
Intuit, Inc. (a)............................................   59,000      2,194,800
PeopleSoft, Inc. (a)........................................  191,000      2,922,300
Reynolds & Reynolds Co., Class A............................   83,000      2,099,900
                                                                        ------------
                                                                          18,341,480
                                                                        ------------
AUTO PARTS & EQUIPMENT  1.1%
Advanced Auto Parts, Inc. (a)...............................   72,000      3,330,000
                                                                        ------------

BANKS  5.4%
AmSouth Bancorp.............................................   72,000      1,431,360
BancorpSouth, Inc. .........................................  107,000      1,968,800
Bank of Hawaii Corp. .......................................   39,000      1,201,200
Commerce Bancorp, Inc. .....................................   27,000      1,072,980
Compass Bancshares, Inc. ...................................   62,000      1,938,740

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
First Virginia Banks, Inc. .................................   30,500   $  1,196,515
New York Community Bancorp, Inc. ...........................   41,000      1,221,800
Regions Financial Corp. ....................................   62,000      2,008,800
SouthTrust Corp. ...........................................   75,000      1,914,750
Washington Mutual, Inc. ....................................   50,000      1,763,500
                                                                        ------------
                                                                          15,718,445
                                                                        ------------
BIOTECHNOLOGY  2.9%
Gilead Sciences, Inc. (a)...................................  116,000      4,870,840
MedImmune, Inc. (a).........................................   66,000      2,166,780
Millennium Pharmaceuticals, Inc. (a)........................  182,000      1,430,520
                                                                        ------------
                                                                           8,468,140
                                                                        ------------
BROADCASTING & CABLE TV  1.3%
Cox Radio, Inc., Class A (a)................................   42,000        867,720
E.W. Scripps Co., Class A...................................   21,000      1,590,540
Entercom Communications Corp. (a)...........................   34,000      1,492,940
                                                                        ------------
                                                                           3,951,200
                                                                        ------------
CASINOS & GAMING  2.7%
GTECH Holdings Corp. (a)....................................   64,000      2,090,240
International Game Technology (a)...........................   72,000      5,896,800
                                                                        ------------
                                                                           7,987,040
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.3%
Best Buy Co., Inc. (a)......................................   85,000      2,292,450
CDW Computer Centers, Inc. (a)..............................   36,000      1,468,800
                                                                        ------------
                                                                           3,761,250
                                                                        ------------
COMPUTER HARDWARE  1.2%
Dell Computer Corp. (a).....................................  125,000      3,413,750
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  3.6%
Lexmark International, Inc., Class A (a)....................   56,000      3,749,200
Logitech International SA--ADR (Switzerland) (a)............   42,000      1,248,954
QLogic Corp. (a)............................................  106,000      3,936,840
Storage Technology Corp. (a)................................   77,000      1,556,940
                                                                        ------------
                                                                          10,491,934
                                                                        ------------
DATA PROCESSING SERVICES  2.8%
Dun & Bradstreet Corp. (a)..................................   92,000      3,519,000
First Data Corp. ...........................................   57,000      2,109,570
Fiserv, Inc. (a)............................................   79,000      2,486,920
                                                                        ------------
                                                                           8,115,490
                                                                        ------------
DISTRIBUTORS  1.1%
Coach, Inc. (a).............................................   88,000      3,373,040
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
DIVERSIFIED COMMERCIAL SERVICES  1.8%
Alliance Data Systems Corp. (a).............................   91,000   $  1,547,000
Apollo Group, Inc., Class A (a).............................   20,000        998,000
Equifax, Inc. ..............................................   57,000      1,139,430
FTI Consulting, Inc. (a)....................................   34,000      1,571,480
                                                                        ------------
                                                                           5,255,910
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  3.3%
Bear Stearns Cos., Inc. ....................................   29,000      1,902,400
BlackRock, Inc. Class A (a).................................   38,000      1,654,520
Federated Investors, Inc., Class B..........................   65,000      1,654,250
Legg Mason, Inc. ...........................................   27,000      1,315,980
Moody's Corp. ..............................................   22,000      1,017,060
SLM Corp. ..................................................   19,000      2,107,480
                                                                        ------------
                                                                           9,651,690
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
Celestica, Inc. (Canada) (a)................................   63,600        726,948
Flextronics International Ltd. (Singapore) (a)..............  240,000      2,092,800
Tech Data Corp. (a).........................................   56,000      1,340,640
                                                                        ------------
                                                                           4,160,388
                                                                        ------------
FOOTWEAR  0.5%
Reebok International Ltd. (a)...............................   45,000      1,478,250
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  4.8%
Caremark Rx, Inc. (a).......................................  243,000      4,410,450
Laboratory Corporation of America Holdings (a)..............   82,000      2,431,300
Lincare Holdings, Inc. (a)..................................   64,000      1,964,160
Varian Medical Systems, Inc. (a)............................   98,000      5,285,140
                                                                        ------------
                                                                          14,091,050
                                                                        ------------
HEALTH CARE EQUIPMENT  2.8%
DENTSPLY International, Inc. ...............................  104,000      3,618,160
Guidant Corp. ..............................................   20,000        724,000
Stryker Corp. ..............................................   26,000      1,784,900
Zimmer Holdings, Inc. (a)...................................   46,000      2,236,980
                                                                        ------------
                                                                           8,364,040
                                                                        ------------
HEALTH CARE SUPPLIES  1.4%
Alcon, Inc. (Switzerland) (a)...............................  103,000      4,225,060
                                                                        ------------

INDUSTRIAL MACHINERY  2.0%
Danaher Corp. ..............................................   41,000      2,696,160
Eaton Corp. ................................................   17,000      1,189,150
Ingersoll-Rand Co., Class A (Bermuda).......................   52,000      2,006,680
                                                                        ------------
                                                                           5,891,990
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
INSURANCE BROKERS  0.5%
Willis Group Holdings Ltd. (United Kingdom).................   54,000   $  1,495,800
                                                                        ------------

INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a)..................................  146,000      1,938,880
                                                                        ------------

INTERNET SOFTWARE & SERVICES  0.7%
Yahoo!, Inc. (a)............................................   86,300      2,072,926
                                                                        ------------

IT CONSULTING & SERVICES  1.4%
Affiliated Computer Services, Inc., Class A (a).............   91,000      4,027,660
                                                                        ------------

LIFE & HEALTH INSURANCE  0.4%
Torchmark Corp. ............................................   32,000      1,145,600
                                                                        ------------

MANAGED HEALTH CARE  2.4%
Anthem, Inc. (a)............................................   56,000      3,710,000
WellPoint Health Networks, Inc. (a).........................   44,000      3,377,000
                                                                        ------------
                                                                           7,087,000
                                                                        ------------
MOTORCYCLE MANUFACTURERS  0.5%
Harley-Davidson, Inc. ......................................   38,000      1,508,980
                                                                        ------------

OFFICE SERVICES & SUPPLIES  0.6%
Pitney Bowes, Inc. .........................................   55,000      1,755,600
                                                                        ------------

OIL & GAS DRILLING  0.5%
Noble Drilling Corp. (a)....................................   45,000      1,413,900
                                                                        ------------

OIL & GAS EQUIPMENT & SERVICES  3.1%
BJ Services Co. (a).........................................   97,000      3,335,830
National-Oilwell, Inc. (a)..................................   43,000        962,770
Smith International, Inc. (a)...............................  137,000      4,826,510
                                                                        ------------
                                                                           9,125,110
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  2.7%
Apache Corp. ...............................................   55,550      3,429,657
EOG Resources, Inc. ........................................   73,000      2,887,880
XTO Energy, Inc. ...........................................   79,333      1,507,333
                                                                        ------------
                                                                           7,824,870
                                                                        ------------
OIL & GAS REFINING & MARKETING  1.2%
Valero Energy Corp. ........................................   88,000      3,641,440
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
PERSONAL PRODUCTS  2.2%
Avon Products, Inc. ........................................   49,000   $  2,795,450
NBTY, Inc. (a)..............................................  188,500      3,573,960
                                                                        ------------
                                                                           6,369,410
                                                                        ------------
PHARMACEUTICALS  6.1%
Barr Laboratories, Inc. (a).................................   47,500      2,707,500
Biovail Corp. (Canada) (a)..................................   52,000      2,073,240
Forest Laboratories, Inc. (a)...............................   67,000      3,615,990
Medicis Pharmaceutical Corp., Class A (a)...................   66,000      3,668,940
Mylan Laboratories, Inc. ...................................   78,000      2,242,500
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)..........   86,000      3,581,900
                                                                        ------------
                                                                          17,890,070
                                                                        ------------
PUBLISHING & PRINTING  2.4%
Gannett Co., Inc. ..........................................   38,000      2,676,340
New York Times Co., Class A.................................   98,000      4,228,700
                                                                        ------------
                                                                           6,905,040
                                                                        ------------
REINSURANCE  0.6%
Everest Re Group Ltd. (Barbados)............................   33,000      1,887,930
                                                                        ------------

RESTAURANTS  2.5%
Brinker International, Inc. (a).............................   46,000      1,403,000
CBRL Group, Inc. ...........................................   98,000      2,690,100
Starbucks Corp. (a).........................................  129,000      3,323,040
                                                                        ------------
                                                                           7,416,140
                                                                        ------------
SEMICONDUCTOR EQUIPMENT  1.8%
Integrated Circuit Systems, Inc. (a)........................   94,000      2,039,800
Lam Research Corp. (a)......................................  131,000      1,491,959
Novellus Systems, Inc. (a)..................................   64,000      1,745,280
                                                                        ------------
                                                                           5,277,039
                                                                        ------------
SEMICONDUCTORS  1.3%
Analog Devices, Inc. (a)....................................   61,000      1,677,500
International Rectifier Corp. (a)...........................   41,000        806,470
Xilinx, Inc. (a)............................................   53,000      1,240,730
                                                                        ------------
                                                                           3,724,700
                                                                        ------------
SPECIALTY CHEMICALS  1.9%
Ecolab, Inc. ...............................................   72,000      3,551,760
International Flavors & Fragrances, Inc. ...................   61,000      1,896,490
                                                                        ------------
                                                                           5,448,250
                                                                        ------------
SPECIALTY STORES  4.7%
AutoZone, Inc. (a)..........................................   30,000      2,061,300
Bed Bath & Beyond, Inc. (a).................................  103,000      3,557,620
Pier 1 Imports, Inc. .......................................  192,000      3,045,120

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
SPECIALTY STORES (CONTINUED)
Staples, Inc. (a)...........................................  198,000   $  3,629,340
Tractor Supply Co. (a)......................................   45,000      1,485,900
                                                                        ------------
                                                                          13,779,280
                                                                        ------------
SYSTEMS SOFTWARE  3.5%
Adobe Systems, Inc. ........................................   88,000      2,713,040
BMC Software, Inc. (a)......................................   72,000      1,086,480
Network Associates, Inc. (a)................................  108,000      1,491,480
Symantec Corp. (a)..........................................   72,000      2,820,960
VERITAS Software Corp. (a)..................................  128,000      2,250,240
                                                                        ------------
                                                                          10,362,200
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  0.6%
Nextel Communications, Inc., Class A (a)....................  125,000      1,673,750
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $269,044,482)................................................    281,400,142

REPURCHASE AGREEMENT  4.9%
UBS Securities ($14,307,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/03, to be sold on
  04/01/03 at $14,307,521) (Cost $14,307,000)........................     14,307,000
                                                                        ------------
TOTAL INVESTMENTS  100.8%
  (Cost $283,351,482)................................................    295,707,142
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.8%)........................     (2,414,544)
                                                                        ------------

NET ASSETS  100.0%...................................................   $293,292,598
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $283,351,482).......................  $ 295,707,142
Cash........................................................         30,844
Receivables:
  Investments Sold..........................................      2,423,963
  Fund Shares Sold..........................................      1,608,175
  Dividends.................................................        146,600
  Interest..................................................            521
Other.......................................................         66,211
                                                              -------------
    Total Assets............................................    299,983,456
                                                              -------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      5,219,684
  Fund Shares Repurchased...................................        709,475
  Distributor and Affiliates................................        320,135
  Investment Advisory Fee...................................        180,905
Accrued Expenses............................................        176,177
Trustees' Deferred Compensation and Retirement Plans........         84,482
                                                              -------------
    Total Liabilities.......................................      6,690,858
                                                              -------------
NET ASSETS..................................................  $ 293,292,598
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 406,015,884
Net Unrealized Appreciation.................................     12,355,660
Accumulated Net Investment Loss.............................       (101,159)
Accumulated Net Realized Loss...............................   (124,977,787)
                                                              -------------
NET ASSETS..................................................  $ 293,292,598
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $190,705,372 and 13,728,888 shares of
    beneficial interest issued and outstanding).............  $       13.89
    Maximum sales charge (5.75%* of offering price).........            .85
                                                              -------------
    Maximum offering price to public........................  $       14.74
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $81,056,982 and 6,224,574 shares of
    beneficial interest issued and outstanding).............  $       13.02
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,530,244 and 1,653,028 shares of
    beneficial interest issued and outstanding).............  $       13.02
                                                              =============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,210)......  $  1,608,266
Interest....................................................       202,594
                                                              ------------
    Total Income............................................     1,810,860
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,091,690
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $411,838, $928,976 and $208,280,
  respectively).............................................     1,549,094
Shareholder Services........................................     1,111,642
Custody.....................................................        60,493
Legal.......................................................        26,665
Trustees' Fees and Related Expenses.........................        14,364
Other.......................................................       284,089
                                                              ------------
    Total Expenses..........................................     5,138,037
    Less Credits Earned on Cash Balances....................         6,605
                                                              ------------
    Net Expenses............................................     5,131,432
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (3,320,572)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(73,308,724)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    25,263,834
  End of the Period.........................................    12,355,660
                                                              ------------
Net Unrealized Depreciation During the Period...............   (12,908,174)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(86,216,898)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(89,537,470)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2003    MARCH 31, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................................  $  (3,320,572)     $ (3,436,912)
Net Realized Loss....................................    (73,308,724)      (21,291,571)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (12,908,174)       29,701,064
                                                       -------------      ------------
Change in Net Assets from Operations.................    (89,537,470)        4,972,581
                                                       -------------      ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................            -0-          (214,641)
  Class B Shares.....................................            -0-          (240,806)
  Class C Shares.....................................            -0-           (36,989)
                                                       -------------      ------------
Total Distributions..................................            -0-          (492,436)
                                                       -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..    (89,537,470)        4,480,145
                                                       -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................    232,528,969       188,075,622
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................            -0-           439,422
Cost of Shares Repurchased...........................   (158,301,849)      (90,644,905)
                                                       -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     74,227,120        97,870,139
                                                       -------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................    (15,310,350)      102,350,284
NET ASSETS:
Beginning of the Period..............................    308,602,948       206,252,664
                                                       -------------      ------------
End of the Period (Including accumulated net
  investment loss of $101,159 and $95,320,
  respectively)......................................  $ 293,292,598      $308,602,948
                                                       =============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS A SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 18.95     $18.60    $ 40.22     $23.30     $23.46      $17.88
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.13)      (.19)      (.30)      (.32)      (.18)       (.14)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.93)       .57     (13.82)     20.61        .60        6.71
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (5.06)       .38     (14.12)     20.29        .42        6.57
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.89     $18.95    $ 18.60     $40.22     $23.30      $23.46
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -26.70%      2.06%    -38.95%     93.18%      2.18%**    38.52%
Net Assets at End of the
  Period (In millions)....  $ 190.7     $169.1    $  95.5     $106.3     $ 60.1      $ 64.9
Ratio of Expenses to
  Average Net Assets*.....    1.54%      1.43%      1.33%      1.44%      1.64%       1.30%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................    (.89%)    (1.02%)    (1.00%)    (1.14%)    (1.19%)      (.64%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      1.68%       1.58%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (1.23%)      (.92%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS B SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 17.90     $17.70    $ 39.06     $22.87     $23.17      $17.80
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.24)      (.31)      (.52)      (.52)      (.30)       (.27)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.64)       .54     (13.34)     20.08        .58        6.63
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (4.88)       .23     (13.86)     19.56        .28        6.36
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.02     $17.90    $ 17.70     $39.06     $22.87      $23.17
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -27.26%      1.32%    -39.49%     91.74%      1.60%**    37.56%
Net Assets at End of the
  Period (In millions)....  $  81.1     $116.8    $  97.0     $115.6     $ 72.8      $ 79.7
Ratio of Expenses to
  Average Net Assets*.....    2.27%      2.19%      2.10%      2.18%      2.40%       2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.63%)    (1.78%)    (1.77%)    (1.89%)    (1.95%)     (1.40%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      2.44%       2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (1.99%)     (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

N/A = Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          NINE
                                                                         MONTHS       YEAR
                                      YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS C SHARES              -----------------------------------------   MARCH 31,   JUNE 30,
                            2003 (a)   2002 (a)   2001 (a)   2000 (a)   1999 (a)      1998
                            ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........  $ 17.89     $17.69    $ 39.01     $22.87     $23.17      $17.79
                            -------     ------    -------     ------     ------      ------
  Net Investment Loss.....     (.23)      (.31)      (.50)      (.52)      (.30)       (.31)
  Net Realized and
    Unrealized
    Gain/Loss.............    (4.64)       .54     (13.32)     20.03        .58        6.68
                            -------     ------    -------     ------     ------      ------
Total from Investment
  Operations..............    (4.87)       .23     (13.82)     19.51        .28        6.37
Less Distributions from
  Net Realized Gain.......      -0-        .03       7.50       3.37        .58         .99
                            -------     ------    -------     ------     ------      ------
NET ASSET VALUE, END OF
  THE PERIOD..............  $ 13.02     $17.89    $ 17.69     $39.01     $22.87      $23.17
                            =======     ======    =======     ======     ======      ======

Total Return* (b).........  -27.22%      1.32%    -39.43%     91.52%      1.60%**    37.56%
Net Assets at End of the
  Period (In millions)....  $  21.5     $ 22.7    $  13.7     $ 11.8     $  7.4      $  9.2
Ratio of Expenses to
  Average Net Assets*.....    2.29%      2.19%      2.10%      2.19%      2.41%       2.05%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................   (1.62%)    (1.78%)    (1.77%)    (1.89%)    (1.96%)     (1.39%)
Portfolio Turnover........     180%       127%       172%       170%        82%**      125%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      N/A        N/A        N/A        N/A      2.45%       2.34%
Ratio of Net Investment
  Loss to Average Net
  Assets..................      N/A        N/A        N/A        N/A     (2.00%)     (1.68%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware business trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $95,939,228 which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................    $290,760,501
                                                                ============
Gross tax unrealized appreciation...........................    $ 18,195,614
Gross tax unrealized depreciation...........................     (13,248,973)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  4,946,641
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2003 and 2002 were as follows:

                                                              2003      2002
Distributions paid from:
  Ordinary income...........................................  $-0-    $    -0-
  Long-term capital gain....................................   -0-     492,098
                                                              ----    --------
                                                              $-0-    $492,098
                                                              ====    ========

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to the Fund's investment in other regulated investment companies totaling $710 was reclassified from accumulated net investment loss to accumulated net realized loss. Additionally a permanent book to tax basis difference relating to the current year net operating loss totaling $3,314,023 was reclassified from accumulated net investment loss to capital.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not recognized for tax purposes until the first day of the following fiscal year and the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $6,605 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $9,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $50,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $943,600 representing transfer

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $51,418 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., (Morgan Stanley) an affiliate of Van Kampen, totaling $32,445.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $250,082,512, $125,171,752 and $30,761,620 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   12,919,255    $ 192,287,438
  Class B...............................................    1,758,697       25,764,834
  Class C...............................................      991,812       14,476,697
                                                          -----------    -------------
Total Sales.............................................   15,669,764    $ 232,528,969
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................          -0-    $         -0-
  Class B...............................................          -0-              -0-
  Class C...............................................          -0-              -0-
                                                          -----------    -------------
Total Dividend Reinvestment.............................          -0-    $         -0-
                                                          ===========    =============
Repurchases:
  Class A...............................................   (8,113,373)   $(120,100,002)
  Class B...............................................   (2,055,997)     (29,320,866)
  Class C...............................................     (608,931)      (8,880,981)
                                                          -----------    -------------
Total Repurchases.......................................  (10,778,301)   $(158,301,849)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $180,049,928, $129,643,677 and
$25,409,182 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,638,956    $123,251,068
  Class B................................................   2,677,982      47,587,224
  Class C................................................     976,977      17,237,330
                                                           ----------    ------------
Total Sales..............................................  10,293,915    $188,075,622
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................      10,948    $    204,063
  Class B................................................      11,534         203,576
  Class C................................................       1,802          31,783
                                                           ----------    ------------
Total Dividend Reinvestment..............................      24,284    $    439,422
                                                           ==========    ============
Repurchases:
  Class A................................................  (2,862,758)   $(53,353,882)
  Class B................................................  (1,647,183)    (28,861,566)
  Class C................................................    (484,989)     (8,429,457)
                                                           ----------    ------------
Total Repurchases........................................  (4,994,930)   $(90,644,905)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, 54,156 and 97,289 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A and repurchases of Class B shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $106,100 and CDSC on redeemed shares of approximately $207,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $550,689,175 and $486,499,950, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $803,800 and payments made to Morgan Stanley of approximately $95,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,519,700 and $67,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1995  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1995  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1995  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1995  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    1999;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 1999  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
86, 186, 286                                                   Member NASD/SIPC.
GF ANR 5/03                                                     10629E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      17
            NOTES TO FINANCIAL STATEMENTS      23
           REPORT OF INDEPENDENT AUDITORS      30

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      31
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
          TRUSTEE AND OFFICER INFORMATION      33

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 21, 1999--March 31, 2003)

 [LINE GRAPH]

                                                                                               RUSSELL 2000(R) VALUE INDEX IS AN
                                                                                                UNMANAGED STATISTICAL COMPOSITE
                                                                                                THAT MEASURES THE PERFORMANCE OF
                                                                                                  THOSE RUSSELL 2000(R) INDEX
                                                                                               COMPANIES WITH LOWER PRICE-TO-BOOK
                                                                                               RATIOS AND LOWER FORECASTED GROWTH
                                                                  SMALL CAP VALUE FUND                      VALUES.*
                                                                  --------------------         ----------------------------------
6/21/99                                                                  9425.00                           10000.00
                                                                         9746.00                           10136.00
                                                                         9680.00                            9895.42
                                                                         9312.00                            9533.72
                                                                         9105.00                            9343.13
                                                                         9067.00                            9156.15
                                                                         9048.00                            9203.61
                                                                         9224.00                            9486.40
                                                                         8826.00                            9238.32
                                                                         8968.00                            9802.96
3/00                                                                     9338.00                            9848.93
                                                                         9481.00                            9907.21
                                                                         9348.00                            9756.05
                                                                         9604.00                           10041.10
                                                                         9822.00                           10375.70
                                                                        10496.00                           10839.50
                                                                        10439.00                           10778.10
                                                                        10420.00                           10739.80
                                                                        10088.00                           10521.20
                                                                        11333.00                           11651.70
                                                                        11708.00                           11973.30
                                                                        11590.00                           11956.80
3/01                                                                    11451.00                           11765.00
                                                                        12202.00                           12309.50
                                                                        12528.00                           12626.10
                                                                        13101.00                           13134.10
                                                                        13062.00                           12839.60
                                                                        13052.00                           12795.10
                                                                        11530.00                           11382.60
                                                                        11787.00                           11680.00
                                                                        12509.00                           12519.20
                                                                        12949.00                           13285.70
                                                                        12969.00                           13462.10
                                                                        13236.00                           13544.80
3/02                                                                    13978.00                           14558.40
                                                                        14265.00                           15070.80
                                                                        13939.00                           14572.40
                                                                        13424.00                           14249.70
                                                                        11663.00                           12132.50
                                                                        11644.00                           12078.60
                                                                        10733.00                           11215.90
                                                                        10961.00                           11384.50
                                                                        11594.00                           12293.00
                                                                        11117.00                           11767.80
                                                                        10976.00                           11436.50
                                                                        10646.00                           11052.00
3/03                                                                    10646.00                           11170.10

This chart compares your fund's performance to that of the Russell 2000(R) Value Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -23.84%         -24.46%    -24.44%
------------------------------------------------------------------------------
One-year total return(2)                -28.21%         -28.18%    -25.18%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 1.67%           1.84%      2.49%
------------------------------------------------------------------------------
Commencement date                      06/21/99        06/21/99   06/21/99
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2003)


1.   REINSURANCE GROUP OF
     AMERICA                     5.3%
     Provides reinsurance services
     worldwide.

2.   APRIA HEALTHCARE            4.3%
     Provides home health-care services
     throughout the United States.

3.   STONE ENERGY                3.9%
     Operates oil- and natural gas-
     producing properties primarily
     in the Gulf Coast Basin.

4.   AGL RESOURCES               2.7%
     Distributes natural gas to customers
     in Georgia, Tennessee and Virginia.

5.   COMMERCE BANCSHARES         2.6%
     Provides loan services to businesses
     and consumers primarily in the
     midwestern United States.

6.   DRS TECHNOLOGIES            2.5%
     Makes high-technology systems such as
     surveillance devices and mission
     recorders for military, aerospace and
     defense, and intelligence
     applications.

7.   MSC.SOFTWARE                2.4%
     Develops, markets and supports
     simulation software, services and
     systems.

8.   LNR PROPERTY                2.2%
     Owns and manages apartment complexes,
     shopping centers
     and other commercial and industrial
     properties.

9.   CABOT OIL & GAS             2.0%
     Explores for and develops oil
     and gas properties located in
     the United States.

10.  BEARINGPOINT                1.9%
     Provides IT-consulting services and
     systems integration for businesses
     worldwide (formerly known as KPMG
     Consulting).

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


 [BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Oil & Gas Exploration & Production                                          8.6%                                5.5%
Banks                                                                       8.3%                                6.6%
Life & Health Insurance                                                     6.6%                                4.0%
Diversified Commercial Services                                             5.7%                                4.7%
Health Care Distributors & Services                                         4.3%                                2.6%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP VALUE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S SMALL/MID-CAP VALUE TEAM. RICHARD GLASS, VICE PRESIDENT, IS A CURRENT MEMBER(1) OF THE TEAM. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   While overall performance was
negative during a continued challenging investment environment, the fund did perform in line with its benchmark. For the 12 months ending March 31, 2003, the fund returned -23.84 percent, compared to a -23.27 percent return for the Russell 2000(R) Value Index.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more-up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Value Index is an unmanaged statistical composite that measures the performance of those Russell 2000 Index companies with lower than average price-to-book ratios and lower forecasted growth values. Index returns do not include any sales charges or fees that would be paid by investors purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

    We attribute the fund's strong relative performance to successful stock selection in the energy and materials sectors. Those results made up for weaker-than-expected performance from the fund's investments in technology and consumer-discretionary stocks.

Q   HOW WOULD YOU DESCRIBE THE
    MARKET ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE PERIOD?

A   It was a tough climate for all stock
investors, though owners of small-cap value stocks fared better than their growth counterparts. The Russell 2000(R) Value Index, for example, lost 23 percent during the past 12 months, compared to a 32 percent decline for the Russell 2000(R) Growth Index.

    The economy continued its slow recovery from recession throughout the period, despite interest rates remaining at historically low levels. Investors had concerns about the economy's sluggish performance, about accounting scandals at some of the nation's largest companies and about the growing Iraqi crisis. Faced with these challenges, investors fled stocks during much of the 12-month period and sent the broad market 25 percent lower. The decline, however, was interrupted by two notable rallies. The first was in October and November 2002, when stocks jumped more than 20 percent. The second occurred in late March, after investors became increasingly optimistic that the war in Iraq would be successful.

Q   GIVEN THIS ENVIRONMENT, WHAT
    STRATEGY DID YOU USE TO MANAGE THE FUND?

A   Our approach did not change as a
result of the market environment, or as a result of recent events such as the war in Iraq. As portfolio managers, we are committed to bottom-up stock-picking. In other words, we evaluate companies one-by-one, carefully examining their fundamentals to identify what we believe are the best small-cap value opportunities for our shareholders. We seek to buy good businesses with strong management teams that are selling for an attractive price, and to hold those businesses for the long term.

    Our approach involves a combination of quantitative analysis and thorough qualitative research. On the quantitative side, we look closely at various measures of valuation, including price-to-earnings, price-to-cash-flow, price-to-free-cash-flow and other important ratios. Part of our qualitative research process involves searching for a catalyst--such as a new product or management team--that could help send a company's stock price higher in the future.

Q   WHAT STOCKS HELPED FUND RESULTS
    DURING THE PERIOD?

A   The fund benefited most from our
investment in Storage Technology. This company, which makes a variety of data-storage devices, weathered a severe slowdown in the storage industry and managed to consistently beat analysts' earnings expectations during the period. Also helping fund performance was Tesoro Petroleum, an oil refiner and operator of fuel stations. Tesoro's stock price had fallen to extremely low levels because investors grew concerned about the company's debt load. The company managed to improve its liquidity, though, sending its stock higher. A third positive contributor to fund performance was First Niagara Financial Group, a New York-based savings and loan. Investors responded favorably to First Niagara's second-step de-mutualization, a complex way of saying that the company became a fully public business. This process freed up a large amount of capital and better positioned the company to make future acquisitions.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH STOCKS HURT
    FUND PERFORMANCE?

A   The worst relative performer for
the fund was Integrated Silicon Solution, a maker of memory chips. The entire semiconductor industry continued to be weak throughout the period. In this difficult environment, Integrated Silicon Solution saw its earnings and fundamentals--and, along with them, its stock price--deteriorate. MSC.Software, which develops computer-aided-design software for engineers, also dragged down the fund's results. MSC's stock was further hurt after the company reported lower-than-expected earnings. The stock was able to recover some of its losses as the period progressed, however, and we remain optimistic about the company's future potential. Finally, an investment in BearingPoint, formerly KPMG Consulting, hurt the fund's results. Many of BearingPoint's customers have reduced spending on technology consulting, which represents a significant portion of the company's revenues.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   We do not try to make predictions
about what the market is likely to do in the short term, but we are generally hopeful that long-term trends could be favorable for small-cap value investors. In our opinion, the small-cap value asset class is an under-explored part of the market. Because analysts tend to focus on larger stocks, we believe that careful research affords us more opportunities to take advantage of market inefficiencies and uncover attractive investments for our shareholders. No matter what happens in the market, we will continue to follow our bottom-up stock-selection approach, focusing on businesses with strong fundamentals that we believe we can buy at attractive prices.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price. It is often easier to sell large-company stock than small-company stock, because there are typically more potential buyers.

PRICE-TO-EARNINGS (P/E) RATIO: The multiple of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high ratio means investors are optimistic about future growth and, as a result, have bid up the stock's price.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trade at prices below what value investors believe the stocks are actually worth.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  90.5%
AEROSPACE & DEFENSE  2.3%
DRS Technologies, Inc. (a)..................................  206,800   $  5,172,068
                                                                        ------------
AGRICULTURAL PRODUCTS  1.7%
Corn Products International, Inc. ..........................   35,800      1,043,928
Delta & Pine Land Co. ......................................  124,200      2,808,162
                                                                        ------------
                                                                           3,852,090
                                                                        ------------
ALTERNATIVE CARRIERS  0.7%
Asia Satellite Telecommunications Holdings Ltd.--ADR (Hong
  Kong).....................................................  134,500      1,721,600
                                                                        ------------

ALUMINUM  0.8%
Reliance Steel & Aluminum Co. ..............................  119,400      1,802,940
                                                                        ------------

APPAREL & ACCESSORIES  0.7%
Maxwell Shoe Co., Inc., Class A (a).........................  148,500      1,655,775
                                                                        ------------

APPAREL RETAIL  0.5%
Claire's Stores, Inc. ......................................   50,100      1,182,861
                                                                        ------------
APPLICATION SOFTWARE  2.9%
MSC.Software Corp. (a)......................................  655,900      5,083,225
RSA Security, Inc. (a)......................................  214,600      1,523,660
                                                                        ------------
                                                                           6,606,885
                                                                        ------------
AUTO PARTS & EQUIPMENT  0.4%
Tower Automotive, Inc. (a)..................................  361,400        856,518
                                                                        ------------

BANKS  7.5%
Commerce Bancshares, Inc. ..................................  146,365      5,349,641
First Niagara Financial Group, Inc. ........................  170,583      2,004,521
Independent Bank Corp. .....................................  108,325      2,177,332
Integra Bank Corp. .........................................   80,880      1,387,092
MAF Bancorp, Inc. ..........................................   39,900      1,342,635
MB Financial Corp. .........................................   48,500      1,736,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
BANKS (CONTINUED)
Provident Bankshares Corp. .................................   66,700   $  1,539,436
R&G Financial Corp., Class B (Puerto Rico)..................   72,700      1,599,400
                                                                        ------------
                                                                          17,136,357
                                                                        ------------
BIOTECHNOLOGY  1.6%
Bio-Technology General Corp. (a)............................  569,400      1,531,686
Diversa Corp. (a)...........................................  230,400      2,156,544
                                                                        ------------
                                                                           3,688,230
                                                                        ------------
CATALOG RETAIL  2.4%
1-800-Flowers.com, Inc., Class A (a)........................  253,400      1,702,848
School Specialty, Inc. (a)..................................  209,300      3,719,261
                                                                        ------------
                                                                           5,422,109
                                                                        ------------
COMPUTER & ELECTRONICS RETAIL  1.5%
Movie Gallery, Inc. (a).....................................  193,300      3,367,286
                                                                        ------------

COMPUTER STORAGE & PERIPHERALS  1.3%
Storage Technology Corp. (a)................................  149,800      3,028,956
                                                                        ------------

CONSTRUCTION & FARM MACHINERY  1.7%
Terex Corp. ................................................  309,100      3,820,476
                                                                        ------------

DIVERSIFIED COMMERCIAL SERVICES  5.2%
Corvel Corp. (a)............................................   86,700      2,824,686
Icon Plc--ADR (Ireland) (a).................................   79,800      1,899,240
MAXIMUS, Inc. (a)...........................................  174,900      3,711,378
Navigant International, Inc. (a)............................  136,700      1,442,185
Wackenhut Corrections Corp. (a).............................  198,700      1,947,260
                                                                        ------------
                                                                          11,824,749
                                                                        ------------
DIVERSIFIED METALS & MINING  1.1%
Olin Corp. .................................................  141,600      2,572,872
                                                                        ------------

ELECTRIC UTILITIES  1.6%
PNM Resources, Inc. ........................................  167,300      3,762,577
                                                                        ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.5%
A.O. Smith Corp. ...........................................   39,200      1,050,560
Ametek, Inc. ...............................................   74,300      2,452,643
                                                                        ------------
                                                                           3,503,203
                                                                        ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  3.3%
Amphenol Corp., Class A (a).................................   33,000      1,344,750
LoJack Corp. (a)............................................  414,000      1,958,220

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Paxar Corp. (a).............................................  101,600   $  1,163,320
Varian, Inc. (a)............................................  110,800      3,175,528
                                                                        ------------
                                                                           7,641,818
                                                                        ------------
FOOD DISTRIBUTORS  0.9%
Topps Co., Inc. (a).........................................  257,700      2,185,296
                                                                        ------------

GAS UTILITIES  2.5%
AGL Resources, Inc. ........................................  238,800      5,642,844
                                                                        ------------

HEALTH CARE DISTRIBUTORS & SERVICES  3.8%
Apria Healthcare Group, Inc. (a)............................  377,800      8,825,408
                                                                        ------------

HEAVY ELECTRICAL EQUIPMENT  0.4%
AZZ, Inc. (a)...............................................  104,000        873,600
                                                                        ------------

HOME FURNISHINGS  0.7%
Furniture Brands International, Inc. (a)....................   87,900      1,719,324
                                                                        ------------

HOTELS  1.4%
Ambassadors Group, Inc. (a).................................  180,600      2,183,454
Ambassadors International, Inc. (a).........................  106,500      1,021,335
                                                                        ------------
                                                                           3,204,789
                                                                        ------------
INDUSTRIAL MACHINERY  2.6%
Albany International Corp., Class A.........................   85,300      1,954,223
CIRCOR International, Inc. .................................  142,900      1,942,011
Flowserve Corp. (a).........................................  103,300      1,203,445
GP Strategies Corp. (a).....................................  164,500        834,015
                                                                        ------------
                                                                           5,933,694
                                                                        ------------
INTERNET SOFTWARE & SERVICES  2.2%
BearingPoint, Inc. (a)......................................  630,700      4,017,559
Vignette Corp. (a)..........................................  691,100      1,050,472
                                                                        ------------
                                                                           5,068,031
                                                                        ------------
LIFE & HEALTH INSURANCE  6.0%
Reinsurance Group of America, Inc. .........................  420,500     11,050,740
Scottish Annuity & Life Holdings, Ltd. (Bermuda)............  154,300      2,687,906
                                                                        ------------
                                                                          13,738,646
                                                                        ------------
NETWORKING EQUIPMENT  0.7%
Black Box Corp. ............................................   52,500      1,555,575
                                                                        ------------

OFFICE SERVICES & SUPPLIES  1.2%
Moore Corp Ltd. (Canada) (a)................................  274,500      2,874,015
                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
OIL & GAS EQUIPMENT & SERVICES  2.8%
Superior Energy Services, Inc. (a)..........................  344,400   $  2,944,620
Universal Compression Holdings, Inc. (a)....................  204,000      3,559,800
                                                                        ------------
                                                                           6,504,420
                                                                        ------------
OIL & GAS EXPLORATION & PRODUCTION  7.8%
Cabot Oil & Gas Corp., Class A..............................  171,200      4,108,800
Hurricane Hydrocarbons Ltd., Class A (Canada) (a)...........  264,100      2,672,692
St. Mary Land & Exploration Co. ............................  120,800      3,026,040
Stone Energy Corp. (a)......................................  239,500      8,042,410
                                                                        ------------
                                                                          17,849,942
                                                                        ------------
OIL & GAS REFINING & MARKETING  1.2%
Tesoro Petroleum Corp. (a)..................................  366,100      2,709,140
                                                                        ------------

PACKAGED FOODS  1.1%
Riviana Foods, Inc. ........................................  104,600      2,439,272
                                                                        ------------

PAPER PRODUCTS  0.7%
Rock-Tenn Co., Class A......................................  132,300      1,693,440
                                                                        ------------

PHARMACEUTICALS  0.7%
Ligand Pharmaceuticals, Inc., Class B (a)...................  246,200      1,597,838
                                                                        ------------

PRECIOUS METALS & MINERALS  0.3%
Apex Silver Mines Ltd. (Cayman Islands) (a).................   59,700        799,980
                                                                        ------------

PROPERTY & CASUALTY  2.3%
IPC Holdings Ltd. (Bermuda) (a).............................  109,600      3,297,864
RenaissanceRe Holdings Ltd. (Bermuda).......................   49,700      1,990,485
                                                                        ------------
                                                                           5,288,349
                                                                        ------------
PUBLISHING & PRINTING  0.5%
Scholastic Corp. (a)........................................   46,500      1,250,850
                                                                        ------------

REAL ESTATE INVESTMENT TRUSTS  2.5%
CarrAmerica Realty Corp. ...................................   39,500      1,001,325
Mid-Atlantic Realty Trust...................................   84,500      1,540,435
Parkway Properties, Inc. ...................................   71,800      2,705,424
United Dominion Realty Trust, Inc. .........................   25,000        399,500
                                                                        ------------
                                                                           5,646,684
                                                                        ------------
REAL ESTATE MANAGEMENT & DEVELOPMENT  2.0%
LNR Property Corp. .........................................  134,900      4,546,130
                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REINSURANCE  0.4%
Platinum Underwriters Holdings, Ltd. (Bermuda)..............   38,000   $    963,300
                                                                        ------------

RESTAURANTS  0.9%
AFC Enterprises, Inc. (a)...................................  148,200      1,994,772
                                                                        ------------

SEMICONDUCTOR EQUIPMENT  1.1%
Integrated Circuit Systems, Inc. (a)........................  112,700      2,445,590
                                                                        ------------

SEMICONDUCTORS  1.9%
02Micro International Ltd. (Cayman Islands) (a).............  299,300      3,220,468
Integrated Silicon Solution, Inc. (a).......................  441,600      1,037,760
                                                                        ------------
                                                                           4,258,228
                                                                        ------------
SPECIALTY CHEMICALS  1.3%
Cytec Industries, Inc. (a)..................................  105,000      2,924,250
                                                                        ------------

SPECIALTY STORES  1.3%
TBC Corp. (a)...............................................  219,600      3,074,400
                                                                        ------------

TELECOMMUNICATIONS EQUIPMENT  0.6%
Adtran, Inc. (a)............................................   37,100      1,332,261
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  90.5%
(Cost $228,949,330)..................................................    207,559,438

REPURCHASE AGREEMENT  4.7%
State Street Bank & Trust Co. ($10,641,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/03, to
  be sold on 04/01/03 at $10,641,366) (Cost $10,641,000).............     10,641,000
                                                                        ------------

TOTAL INVESTMENTS  95.2%
  (Cost $239,590,330)................................................    218,200,438
OTHER ASSETS IN EXCESS OF LIABILITIES  4.8%..........................     11,079,303
                                                                        ------------

NET ASSETS  100.0%...................................................   $229,279,741
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $239,590,330).......................  $218,200,438
Cash........................................................           458
Receivables:
  Fund Shares Sold..........................................    15,290,616
  Investments Sold..........................................       882,879
  Dividends.................................................        54,397
  Interest..................................................           366
Other.......................................................        19,773
                                                              ------------
    Total Assets............................................   234,448,927
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     2,823,887
  Investments Purchased.....................................     1,817,277
  Distributor and Affiliates................................       300,654
  Investment Advisory Fee...................................        61,402
Accrued Expenses............................................       133,591
Trustees' Deferred Compensation and Retirement Plans........        32,375
                                                              ------------
    Total Liabilities.......................................     5,169,186
                                                              ------------
NET ASSETS..................................................  $229,279,741
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $276,669,497
Accumulated Net Investment Loss.............................       (27,282)
Net Unrealized Depreciation.................................   (21,389,892)
Accumulated Net Realized Loss...............................   (25,972,582)
                                                              ------------
NET ASSETS..................................................  $229,279,741
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $118,243,621 and 11,135,734 shares of
    beneficial interest issued and outstanding).............  $      10.62
    Maximum sales charge (5.75%* of offering price).........           .65
                                                              ------------
    Maximum offering price to public........................  $      11.27
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $85,217,188 and 8,200,025 shares of
    beneficial interest issued and outstanding).............  $      10.39
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $25,818,932 and 2,482,448 shares of
    beneficial interest issued and outstanding).............  $      10.40
                                                              ============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $2,133)......  $  2,167,687
Interest....................................................       351,571
                                                              ------------
    Total Income............................................     2,519,258
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,697,532
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $261,490, $919,318 and $298,006,
  respectively).............................................     1,478,814
Shareholder Services........................................       991,555
Custody.....................................................        41,423
Legal.......................................................        27,032
Trustees' Fees and Related Expenses.........................        15,765
Other.......................................................       256,951
                                                              ------------
    Total Expenses..........................................     4,509,072
    Investment Advisory Fee Reduction.......................       196,251
    Less Credits Earned on Cash Balances....................         4,692
                                                              ------------
    Net Expenses............................................     4,308,129
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,788,871)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(26,071,078)
  Foreign Currency Transactions.............................           (69)
                                                              ------------
Net Realized Loss...........................................   (26,071,147)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    17,830,961
  End of the Period.........................................   (21,389,892)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (39,220,853)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(65,292,000)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(67,080,871)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2003    MARCH 31, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss................................... $  (1,788,871)     $   (304,042)
Net Realized Gain/Loss................................   (26,071,147)        3,089,133
Net Unrealized Appreciation/Depreciation During the
  Period..............................................   (39,220,853)       15,259,835
                                                       -------------      ------------
Change in Net Assets from Operations..................   (67,080,871)       18,044,926
                                                       -------------      ------------

Distributions from Net Investment Income:
  Class A Shares......................................           -0-           (13,662)
  Class B Shares......................................           -0-               -0-
  Class C Shares......................................           -0-               -0-
                                                       -------------      ------------
                                                                 -0-           (13,662)
                                                       -------------      ------------

Distributions from Net Realized Gain:
  Class A Shares......................................    (1,522,866)          (41,065)
  Class B Shares......................................    (1,157,045)          (49,260)
  Class C Shares......................................      (382,225)          (17,617)
                                                       -------------      ------------
                                                          (3,062,136)         (107,942)
                                                       -------------      ------------
Total Distributions...................................    (3,062,136)         (121,604)
                                                       -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...   (70,143,007)       17,923,322
                                                       -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................   276,146,999       167,535,502
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................     2,837,955           110,033
Cost of Shares Repurchased............................  (168,660,407)      (30,648,420)
                                                       -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....   110,324,547       136,997,115
                                                       -------------      ------------
TOTAL INCREASE IN NET ASSETS..........................    40,181,540       154,920,437
NET ASSETS:
Beginning of the Period...............................   189,098,201        34,177,764
                                                       -------------      ------------
End of the Period (Including accumulated net
  investment loss of $27,282 and $15,135,
  respectively)....................................... $ 229,279,741      $189,098,201
                                                       =============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                           JUNE 21, 1999
                                              YEAR ENDED MARCH 31,        (COMMENCEMENT OF
CLASS A SHARES                           ------------------------------    OPERATIONS) TO
                                          2003     2002 (c)       2001     MARCH 31, 2000
                                         -------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................ $ 14.13    $11.59       $ 9.81        $10.00
                                         -------    ------       ------        ------
  Net Investment Income/Loss............    (.05)      .02          .06           .05
  Net Realized and Unrealized
    Gain/Loss...........................   (3.31)     2.53         2.15          (.18)
                                         -------    ------       ------        ------
Total from Investment Operations........   (3.36)     2.55         2.21          (.13)
                                         -------    ------       ------        ------
Less:
  Distributions from Net Investment
    Income..............................     -0-       -0-***       .04           .06
  Distributions from Net Realized
    Gain................................     .15       .01          .39           -0-
                                         -------    ------       ------        ------
Total Distributions.....................     .15       .01          .43           .06
                                         -------    ------       ------        ------
NET ASSET VALUE, END OF THE PERIOD...... $ 10.62    $14.13       $11.59        $ 9.81
                                         =======    ======       ======        ======

Total Return* (a)....................... -23.84%    22.07%       22.63%         -.92%**
Net Assets at End of the Period (In
  millions)............................. $ 118.2    $ 73.2       $ 15.0        $  4.3
Ratio of Expenses to Average Net Assets*
  (b)...................................   1.50%     1.50%        1.50%         1.48%
Ratio of Net Investment Income/Loss to
  Average Net Assets*...................   (.39%)     .14%         .74%          .67%
Portfolio Turnover......................     66%      101%          27%           15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)...................................   1.59%     1.63%        2.71%         8.29%
Ratio of Net Investment Income/Loss to
  Average Net Assets....................   (.48%)     .01%        (.47%)       (6.14%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                            YEAR ENDED MARCH 31,       (COMMENCEMENT OF
CLASS B SHARES                           ---------------------------    OPERATIONS) TO
                                          2003     2002 (c)    2001     MARCH 31, 2000
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 13.94    $11.52    $ 9.78        $10.00
                                         -------    ------    ------        ------
  Net Investment Income/Loss...........     (.12)     (.08)      -0-           .01
  Net Realized and Unrealized
    Gain/Loss..........................    (3.28)     2.51      2.13          (.20)
                                         -------    ------    ------        ------
Total from Investment Operations.......    (3.40)     2.43      2.13          (.19)
                                         -------    ------    ------        ------
Less:
  Distributions from Net Investment
    Income.............................      -0-       -0-       -0-           .03
  Distributions from Net Realized
    Gain...............................      .15       .01       .39           -0-
                                         -------    ------    ------        ------
Total Distributions....................      .15       .01       .39           .03
                                         -------    ------    ------        ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 10.39    $13.94    $11.52        $ 9.78
                                         =======    ======    ======        ======

Total Return* (a)......................  -24.46%    21.12%    22.05%        -1.81%**
Net Assets at End of the Period (In
  millions)............................  $  85.2    $ 86.6    $ 13.0        $  3.7
Ratio of Expenses to Average Net
  Assets* (b)..........................    2.25%     2.25%     2.25%         2.23%
Ratio of Net Investment Loss to Average
  Net Assets*..........................   (1.13%)    (.61%)    (.01%)        (.08%)
Portfolio Turnover.....................      66%      101%       27%           15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)..................................    2.34%     2.38%     3.46%         9.04%
Ratio of Net Investment Loss to Average
  Net Assets...........................   (1.22%)    (.74%)   (1.22%)       (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                        JUNE 21, 1999
                                            YEAR ENDED MARCH 31,       (COMMENCEMENT OF
CLASS C SHARES                           ---------------------------    OPERATIONS) TO
                                          2003     2002 (c)    2001     MARCH 31, 2000
                                         ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $ 13.95    $11.52    $ 9.78        $10.00
                                         -------    ------    ------        ------
  Net Investment Income/Loss...........     (.13)     (.08)      -0-           .01
  Net Realized and Unrealized
    Gain/Loss..........................    (3.27)     2.52      2.13          (.20)
                                         -------    ------    ------        ------
Total from Investment Operations.......    (3.40)     2.44      2.13          (.19)
                                         -------    ------    ------        ------
Less:
  Distributions from Net Investment
    Income.............................      -0-       -0-       -0-           .03
  Distributions from Net Realized
    Gain...............................      .15       .01       .39           -0-
                                         -------    ------    ------        ------
Total Distributions....................      .15       .01       .39           .03
                                         -------    ------    ------        ------
NET ASSET VALUE, END OF THE PERIOD.....  $ 10.40    $13.95    $11.52        $ 9.78
                                         =======    ======    ======        ======

Total Return* (a)......................  -24.44%    21.21%    22.04%        -1.81%**
Net Assets at End of the Period (In
  millions)............................  $  25.8    $ 29.3    $  6.2        $  2.0
Ratio of Expenses to Average Net
  Assets* (b)..........................    2.25%     2.25%     2.25%         2.23%
Ratio of Net Investment Loss to Average
  Net Assets*..........................   (1.13%)    (.61%)    (.01%)        (.08%)
Portfolio Turnover.....................      66%      101%       27%           15%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (b)..................................    2.34%     2.38%     3.46%         9.04%
Ratio of Net Investment Loss to Average
  Net Assets...........................   (1.22%)    (.74%)   (1.22%)       (6.89%)

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period June 21, 1999 to March 31, 2000.

(c) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999 with three classes of common shares, Class A, Class B, and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $12,128,134, which will expire on March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $240,201,762
                                                                ============
Gross tax unrealized appreciation...........................    $ 10,427,729
Gross tax unrealized depreciation...........................     (32,429,053)
                                                                ------------
Net tax unrealized depreciation on investments..............    $(22,001,324)
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

                                                                 2003         2002
Distributions paid from:
  Ordinary Income...........................................  $      -0-    $ 13,691
  Long-term capital gain....................................   3,062,136     107,913
                                                              ----------    --------
                                                              $3,062,136    $121,604
                                                              ==========    ========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax basis differences relating to distributions from and the sale of Real Estate Investment Trusts totaling $38,201 and $97,781, respectively, were reclassified from accumulated net investment loss to accumulated net realized loss. A permanent book and tax difference relating to a net operating loss totaling $1,910,911 was reclassified from accumulated net investment loss to capital. A permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $1,864 was reclassified from accumulated net realized loss to accumulated net investment loss. Additionally, a permanent book to tax difference relating to net realized foreign currency losses totaling $69 was reclassified from accumulated net realized loss to accumulated net investment loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $4,692 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2003, the Adviser voluntarily waived $196,251 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $9,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $43,100 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $853,000 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $18,251 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $58,003.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $139,568,272, $105,418,103 and $31,683,122 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   15,174,865    $ 184,318,218
  Class B...............................................    5,633,553       70,785,232
  Class C...............................................    1,681,670       21,043,549
                                                          -----------    -------------
Total Sales.............................................   22,490,088    $ 276,146,999
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      128,237    $   1,436,258
  Class B...............................................       97,476        1,071,265
  Class C...............................................       30,040          330,432
                                                          -----------    -------------
Total Dividend Reinvestment.............................      255,753    $   2,837,955
                                                          ===========    =============
Repurchases:
  Class A...............................................   (9,349,902)   $(109,894,380)
  Class B...............................................   (3,745,127)     (43,456,135)
  Class C...............................................   (1,329,368)     (15,309,892)
                                                          -----------    -------------
Total Repurchases.......................................  (14,424,397)   $(168,660,407)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

At March 31, 2002, capital aggregated aggregated $64,693,667, $77,727,976 and $25,834,218 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   5,107,975    $ 66,583,908
  Class B................................................   5,802,806      74,638,246
  Class C................................................   2,055,506      26,313,348
                                                           ----------    ------------
Total Sales..............................................  12,966,287    $167,535,502
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................       3,850    $     49,049
  Class B................................................       3,631          45,712
  Class C................................................       1,212          15,272
                                                           ----------    ------------
Total Dividend Reinvestment..............................       8,693    $    110,033
                                                           ==========    ============
Repurchases:
  Class A................................................  (1,222,995)   $(15,664,771)
  Class B................................................    (716,141)     (8,855,901)
  Class C................................................    (497,584)     (6,127,748)
                                                           ----------    ------------
Total Repurchases........................................  (2,436,720)   $(30,648,420)
                                                           ==========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares automatically convert to Class A Shares after the eighth year following the purchase. For the years ended March 31, 2003 and 2002, no Class B Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                 SALES CHARGE AS A
                                                                PERCENTAGE OF DOLLAR
                                                              AMOUNT SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $121,000 and CDSC on redeemed shares of approximately $351,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $238,431,315 and $134,088,065, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such class of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $837,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $147,800. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $3,231,300 and $36,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Small Cap Value Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Small Cap Value Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN *
JACK E. NELSON
RICHARD F. POWERS, III *
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2003. The Fund designated and paid $3,062,136 as a long-term capital gain distribution. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1999  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1999  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1999  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1999  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    1999;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 1999  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1999  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1999  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1999  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
78, 178, 278                                                   Member NASD/SIPC.
SCV ANR 5/03                                                    10649E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       6
                      TOP FIVE INDUSTRIES       6
         Q&A WITH YOUR PORTFOLIO MANAGERS       7
                        GLOSSARY OF TERMS      11

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      12
                     FINANCIAL STATEMENTS      15
            NOTES TO FINANCIAL STATEMENTS      21
           REPORT OF INDEPENDENT AUDITORS      27
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      28
          TRUSTEE AND OFFICER INFORMATION      29

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 26, 2000--March 31, 2003)

 [LINE GRAPH]

                                                                                                         RUSSELL 1000(R) GROWTH
                                                                                                         INDEX IS AN UNMANAGED
                                                                            STANDARD & POOR'S 500           INDEX GENERALLY
                                                                            INDEX IS AN UNMANAGED      REPRESENTATIVE OF THE U.S.
                                                                               INDEX GENERALLY             MARKET FOR LARGE-
                                                                          REPRESENTATIVE OF THE U.S.     CAPITALIZATION GROWTH
                                                 SELECT GROWTH FUND             STOCK MARKET.*                  STOCKS.*
                                                 ------------------       --------------------------   --------------------------
6/26/00                                                9425.00                     10000.00                     10000.00
                                                       9350.00                      9997.00                     10161.00
                                                       9057.00                      9841.00                      9737.00
                                                      10377.00                     10452.00                     10619.00
                                                       9849.00                      9900.00                      9614.00
                                                       8926.00                      9858.00                      9160.00
                                                       7484.00                      9081.00                      7809.00
12/00                                                  7700.00                      9125.00                      7562.00
                                                       6814.00                      9449.00                      8085.00
                                                       5910.00                      8588.00                      6712.00
                                                       5429.00                      8044.00                      5982.00
                                                       5655.00                      8669.00                      6738.00
                                                       5410.00                      8727.00                      6639.00
6/01                                                   5353.00                      8514.00                      6485.00
                                                       5108.00                      8430.00                      6323.00
                                                       4665.00                      7903.00                      5806.00
                                                       4232.00                      7265.00                      5226.00
                                                       4317.00                      7403.00                      5501.00
                                                       4684.00                      7971.00                      6029.00
12/01                                                  4779.00                      8041.00                      6018.00
                                                       4665.00                      7923.00                      5911.00
                                                       4467.00                      7771.00                      5666.00
                                                       4647.00                      8063.00                      5862.00
                                                       4458.00                      7574.00                      5384.00
                                                       4373.00                      7518.00                      5254.00
6/02                                                   4034.00                      6983.00                      4767.00
                                                       3685.00                      6438.00                      4505.00
                                                       3657.00                      6481.00                      4519.00
                                                       3487.00                      5776.00                      4050.00
                                                       3648.00                      6285.00                      4422.00
                                                       3732.00                      6655.00                      4662.00
12/02                                                  3450.00                      6264.00                      4340.00
                                                       3412.00                      6100.00                      4234.00
                                                       3365.00                      6008.00                      4215.00
3/03                                                   3431.00                      6066.00                      4293.00

This chart compares your fund's performance to that of the S&P 500 Index and the Russell 1000(R) Growth Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -26.17%         -26.54%    -26.54%
------------------------------------------------------------------------------
One-year total return(2)                -30.40%         -30.22%    -27.28%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -32.12%         -31.89%    -31.13%
------------------------------------------------------------------------------
Commencement date                      06/26/00        06/26/00   06/26/00
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2003)


1.   AMGEN                       4.9%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

2.   EBAY                        4.8%
     Operates a fully automated Internet
     auction service.

3.   MICROSOFT                   4.6%
     Develops and supports a range of
     software products.

4.   BED BATH & BEYOND           3.9%
     Sells home furnishings and domestic
     items through a nationwide chain of
     retail stores.

5.   YAHOO!                      3.7%
     Internet portal featuring Web
     directories, a search engine, news
     and financial content, and online
     shopping.

6.   UNITEDHEALTH GROUP          3.1%
     Offers health-care plans and services
     throughout the United States.

7.   3M                          3.1%
     Manufactures industrial and consumer
     goods, including brand-name products
     such as Scotch Tape and Post-It
     Notes.

8.   DELL COMPUTER               2.9%
     Designs, builds and customizes
     computer products and services.

9.   FOX ENTERTAINMENT GROUP     2.9%
     Produces and distributes feature
     films and television and owns and
     operates television stations and
     cable networks.

10.  GILEAD SCIENCES             2.9%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

  [BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Pharmaceuticals                                                             10.8%                               7.6%
Biotechnology                                                               10.1%                               5.2%
Semiconductors                                                               7.2%                               6.5%
Diversified Financial Services                                               6.3%                               3.1%
Systems Software                                                             5.7%                               0.0%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SELECT GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   Stock investors encountered
another difficult 12 months, and the fund's performance reflected the challenging environment. The fund did, however, outperform one of its benchmarks, the Russell 1000(R) Growth Index and underperformed the other, the S&P 500 Index. During the 12 months that ended March 31, 2003, the fund declined
26.17 percent, compared to a 26.76 percent decline for the Russell 1000(R) Growth Index and a 24.75 percent decline for the S&P 500.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Russell 1000 Growth Index is an unmanaged index generally representative of the U.S. market for large-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

    We attribute the fund's stronger-than-average relative performance to favorable stock selection in the health care, industrial and consumer discretionary sectors. Those successes were balanced by relatively weak stock selection in the technology sector. In this area, our discipline of picking those stocks with improving fundamentals and rising valuations was ineffective, particularly in the fourth quarter of 2002--best described as a "reversal" period. During that time, the stocks that had lagged throughout the year because of poor strategic execution and weak fundamentals became the sector's strongest-performing stocks; investors enthused over the potential for a much rosier future for these companies in 2003. Our stock-selection discipline, however, led to our investment in technology stocks with stronger relative fundamentals and performance up to that point; yet these were the very stocks that underperformed during the year's fourth quarter.

Q   WHAT WERE SOME OF THE FACTORS
    THAT MADE THE MARKET ENVIRONMENT SO CHALLENGING?

A   There were many issues for
investors to worry about, from continued concern about corporate accounting scandals, to the sluggish economy and falling dollar, to the build-up to war in Iraq, to the potential for more terrorist attacks. Companies' financial results continued to suffer, and corporate management teams had little or no predictability about their business or growth prospects in such a rocky environment. All of these issues contributed to a 25 percent stock market decline during the past 12 months, despite two fairly sharp, yet short-lived rallies in the summer and fall of 2002. Toward the end of the period, stocks again were strong as investors reacted favorably to the quick and seemingly positive resolution to the war in Iraq and hoped that its end would eliminate many uncertainties in the business environment.

Q   IN LIGHT OF THIS ENVIRONMENT, HOW
    DID YOU MANAGE THE FUND?

A   Regardless of market conditions,
our management strategy stays the same. We focus our investments on stocks displaying rising earnings expectations or rising valuations. Market and world events do, of course, affect the investing environment. During the period, these events negatively influenced investor sentiment and confidence and, in turn, depressed stock valuations.

    Throughout the past 12 months, relatively few companies displayed the characteristics we seek. Many businesses, for example, saw their earnings expectations decline during the period. With the market environment risky, we generally adopted a more defensive approach to managing the portfolio than we might have during more promising market conditions. For example, as of the end of the period the fund owned 45 stocks--in the upper range of what we consider normal. Our goal was to manage risk through diversification, yet maintain a concentrated-enough portfolio that we could focus on what we believed were the best stocks in any given sectors.

    As we mentioned, our investments in the health care, consumer discretionary, and industrial sectors benefited shareholders the most. Because health care companies were helped by a greater degree of predictability about earnings, businesses in this area held up relatively well and were able to execute their strategies, despite the choppy environment. Consumer stocks, meanwhile, were relatively strong as spending benefited from a fairly sharp recovery after September 11, 2001. They also benefited from the favorable interest-rate environment; as customers refinanced their mortgages, they had more discretionary income to spend in stores. Finally, cost-cutting and effective execution made for a winning strategy for industrial stocks. Technology investments dragged down performance the most, however, as these companies' financial results were very erratic and difficult to predict for investors and company management teams alike.

Q   WHAT WERE SOME OF THE FUND'S
    BEST-PERFORMING STOCKS DURING THE PAST 12 MONTHS?

A   Boston Scientific, a maker of
medical devices, and Forest Laboratories, a pharmaceutical company best known for its depression-product franchise, were both strong stocks for the fund. Boston Scientific has a robust portfolio of existing products, and the company is poised to enter the exciting new area of drug-coated stents. Forest Laboratories, meanwhile, performed well throughout the period, due to strong sales of its core drugs, Celexa and Lexapro, and favorable prospects for a future drug to treat Alzheimer's disease.

    A couple of consumer Internet stocks were also among the best performers for the fund. Yahoo! Inc., the popular information portal, and eBay, the Web auction site, both continued to report strong earnings despite the difficult economic environment. Each company increased its dominant market position by identifying and exploiting new sources of revenue.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH OF THE FUND'S INVESTMENTS
    DID WORSE THAN EXPECTED?

A   The poor performance of
semiconductor stocks such as Texas Instruments and Linear Technology--the two weakest relative performers for the fund--clearly illustrates why our investment strategy was relatively unsuccessful in picking technology stocks during much of the period. The semiconductor industry provided us with a number of false starts, giving fleeting confidence that the business environment was improving. It became clear in hindsight that these apparent recoveries were only temporary and related more to inventory adjustments than to any actual and sustainable increase in demand.

    Also in the technology industry, QLogic was another poor performer. QLogic, which makes products that facilitate data storage across corporate networks, was a negative contributor because of concerns that spending on storage products was slowing.

    The fund also was hurt by Tenet Healthcare, a hospital-services company and the third-largest holding in the portfolio when the period began. Tenet faced ethical questions about its handling of Medicare reimbursements; hence, we decided to sell the stock late in 2002. Because we purchased Tenet's stock several years ago at a lower price, our decision to sell was profitable for the fund's shareholders. However, when looking at the 12-month reporting period in isolation, the company represented one of the fund's weakest relative performers.

Q   WHAT IS YOUR OUTLOOK FOR
    THE FUND?

A   We remain cautiously optimistic. As
the period ended, there were encouraging signs that geopolitical troubles were being resolved. Also, the economy appears to be stabilizing and the prospects for improvements in corporate earnings look more favorable. As uncertainties dissipate, the market environment could become more positive, driven by higher confidence and fewer negative surprises. Of course, the market has surprised us before, and there is no way to know whether the indications we have seen are merely temporary, or represent signs of a more lasting shift. Regardless, we will continue to adhere to our established philosophy--selecting those stocks we believe have the strongest fundamentals and that are being recognized and rewarded in the marketplace.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  96.1%
APPAREL RETAIL  1.5%
Abercrombie & Fitch Co., Class A (a)......................     145,000   $    4,354,350
                                                                         --------------

APPLICATION SOFTWARE  1.7%
Mercury Interactive Corp. (a).............................     160,000        4,748,800
                                                                         --------------

BANKS  1.2%
Bank of America Corp. ....................................      50,000        3,342,000
                                                                         --------------
BIOTECHNOLOGY  9.7%
Amgen, Inc. (a)...........................................     235,000       13,524,250
Gilead Sciences, Inc. (a).................................     190,000        7,978,100
MedImmune, Inc. (a).......................................     190,000        6,237,700
                                                                         --------------
                                                                             27,740,050
                                                                         --------------
BROADCASTING & CABLE TV  2.1%
EchoStar Communications Corp., Class A (a)................     205,000        5,920,400
                                                                         --------------

COMPUTER & ELECTRONICS RETAIL  1.2%
Best Buy Co., Inc. (a)....................................     125,000        3,371,250
                                                                         --------------
COMPUTER HARDWARE  4.1%
Dell Computer Corp. (a)...................................     295,000        8,056,450
International Business Machines Corp. ....................      45,000        3,529,350
                                                                         --------------
                                                                             11,585,800
                                                                         --------------
DISTRIBUTORS  2.3%
Coach, Inc. (a)...........................................     170,000        6,516,100
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  1.9%
Apollo Group, Inc., Class A (a)...........................     110,000        5,489,000
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  6.0%
American Express Co. .....................................     185,000        6,147,550
Lehman Brothers Holdings, Inc. ...........................      85,000        4,908,750
SLM Corp. ................................................      55,000        6,100,600
                                                                         --------------
                                                                             17,156,900
                                                                         --------------
GENERAL MERCHANDISE STORES  1.2%
Wal-Mart Stores, Inc. ....................................      65,000        3,381,950
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
HEALTH CARE EQUIPMENT  4.7%
Boston Scientific Corp. (a)...............................      65,000   $    2,649,400
Medtronic, Inc. ..........................................      80,000        3,609,600
Zimmer Holdings, Inc. (a).................................     150,000        7,294,500
                                                                         --------------
                                                                             13,553,500
                                                                         --------------
HEALTH CARE SUPPLIES  1.8%
Allergan, Inc. ...........................................      75,000        5,115,750
                                                                         --------------

HOME IMPROVEMENT RETAIL  1.0%
Lowe's Co., Inc. .........................................      70,000        2,857,400
                                                                         --------------

HOUSEHOLD PRODUCTS  2.2%
Procter & Gamble Co. .....................................      70,000        6,233,500
                                                                         --------------

INDUSTRIAL CONGLOMERATES  3.0%
3M Co. ...................................................      65,000        8,451,950
                                                                         --------------

INTERNET RETAIL  4.6%
eBay, Inc. (a)............................................     155,000       13,219,950
                                                                         --------------

INTERNET SOFTWARE & SERVICES  3.6%
Yahoo!, Inc. (a)..........................................     425,000       10,208,500
                                                                         --------------

MANAGED HEALTH CARE  3.0%
UnitedHealth Group, Inc. .................................      92,500        8,479,475
                                                                         --------------

MOVIES & ENTERTAINMENT  2.8%
Fox Entertainment Group, Inc., Class A (a)................     300,000        8,001,000
                                                                         --------------

NETWORKING EQUIPMENT  1.9%
Cisco Systems, Inc. (a)...................................     420,000        5,451,600
                                                                         --------------

OIL & GAS EXPLORATION & PRODUCTION  3.5%
Apache Corp. .............................................      78,750        4,862,025
Burlington Resources, Inc. ...............................     110,000        5,248,100
                                                                         --------------
                                                                             10,110,125
                                                                         --------------
PHARMACEUTICALS  10.4%
Biovail Corp. (Canada) (a)................................     135,000        5,382,450
Forest Laboratories, Inc. (a).............................      70,000        3,777,900
Johnson & Johnson.........................................     115,000        6,655,050
Merck & Co., Inc. ........................................      55,000        3,012,900

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS (CONTINUED)
Pfizer, Inc. .............................................     125,000   $    3,895,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel)........     165,000        6,872,250
                                                                         --------------
                                                                             29,595,550
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  2.0%
Novellus Systems, Inc. (a)................................     210,000        5,726,700
                                                                         --------------

SEMICONDUCTORS  6.9%
Intel Corp. ..............................................     440,000        7,163,200
Maxim Integrated Products, Inc. ..........................     150,000        5,418,000
Xilinx, Inc. (a)..........................................     305,000        7,140,050
                                                                         --------------
                                                                             19,721,250
                                                                         --------------
SPECIALTY STORES  3.7%
Bed Bath & Beyond, Inc. (a)...............................     310,000       10,707,400
                                                                         --------------

SYSTEMS SOFTWARE  5.5%
Microsoft Corp. ..........................................     515,000       12,468,150
Oracle Corp. (a)..........................................     290,000        3,146,210
                                                                         --------------
                                                                             15,614,360
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  1.5%
QUALCOMM, Inc. ...........................................     120,000        4,327,200
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  1.1%
Nextel Communications, Inc., Class A (a)..................     225,000        3,012,750
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  96.1%
  (Cost $256,042,636).................................................      273,994,560

REPURCHASE AGREEMENT  2.7%
State Street Bank & Trust Co. ($7,643,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/03, to
  be sold on 04/01/03 at $7,643,263) (Cost $7,643,000)................        7,643,000
                                                                         --------------

TOTAL INVESTMENTS  98.8%
  (Cost $263,685,636).................................................      281,637,560
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...........................        3,520,609
                                                                         --------------

NET ASSETS  100.0%....................................................   $  285,158,169
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt
                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $263,685,636).......................  $  281,637,560
Cash........................................................           1,798
Receivables:
  Investments Sold..........................................       9,747,954
  Fund Shares Sold..........................................         116,415
  Dividends.................................................          61,550
  Interest..................................................             263
Other.......................................................          21,439
                                                              --------------
    Total Assets............................................     291,586,979
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       4,858,009
  Distributor and Affiliates................................         629,241
  Fund Shares Repurchased...................................         469,411
  Investment Advisory Fee...................................         182,648
Accrued Expenses............................................         258,071
Trustees' Deferred Compensation and Retirement Plans........          31,430
                                                              --------------
    Total Liabilities.......................................       6,428,810
                                                              --------------
NET ASSETS..................................................  $  285,158,169
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,096,525,887
Net Unrealized Appreciation.................................      17,951,924
Accumulated Net Investment Loss.............................         (54,383)
Accumulated Net Realized Loss...............................    (829,265,259)
                                                              --------------
NET ASSETS..................................................  $  285,158,169
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $50,901,045 and 13,981,697 shares of
    beneficial interest issued and outstanding).............  $         3.64
    Maximum sales charge (5.75%* of offering price).........             .22
                                                              --------------
    Maximum offering price to public........................  $         3.86
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $191,609,097 and 53,722,731 shares of
    beneficial interest issued and outstanding).............  $         3.57
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $42,648,027 and 11,955,968 shares of
    beneficial interest issued and outstanding).............  $         3.57
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $3,361)......  $   1,958,256
Interest....................................................        232,259
                                                              -------------
    Total Income............................................      2,190,515
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $165,439, $2,422,583 and $546,507,
  respectively).............................................      3,134,529
Investment Advisory Fee.....................................      2,728,963
Shareholder Services........................................      2,084,092
Custody.....................................................         36,819
Legal.......................................................         26,678
Trustees' Fees and Related Expenses.........................         20,681
Other.......................................................        268,476
                                                              -------------
    Total Expenses..........................................      8,300,238
    Less Credits Earned on Cash Balances....................          3,987
                                                              -------------
    Net Expenses............................................      8,296,251
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (6,105,736)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (94,845,378)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     42,755,676
  End of the Period.........................................     17,951,924
                                                              -------------
Net Unrealized Depreciation During the Period...............    (24,803,752)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(119,649,130)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(125,754,866)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                         YEAR ENDED        YEAR ENDED
                                                       MARCH 31, 2003    MARCH 31, 2002
                                                       --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..................................  $  (6,105,736)    $  (9,099,762)
Net Realized Loss....................................    (94,845,378)     (187,622,853)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (24,803,752)       88,072,705
                                                       -------------     -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..   (125,754,866)     (108,649,910)
                                                       -------------     -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     34,130,442        60,823,230
Cost of Shares Repurchased...........................   (138,559,559)     (208,503,147)
                                                       -------------     -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...   (104,429,117)     (147,679,917)
                                                       -------------     -------------
TOTAL DECREASE IN NET ASSETS.........................   (230,183,983)     (256,329,827)
NET ASSETS:
Beginning of the Period..............................    515,342,152       771,671,979
                                                       -------------     -------------
End of the Period (Including accumulated net
  investment loss of $54,383 and $44,386,
  respectively)......................................  $ 285,158,169     $ 515,342,152
                                                       =============     =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED          JUNE 26, 2000
                                                    MARCH 31,         (COMMENCEMENT OF
CLASS A SHARES                                 -------------------     OPERATIONS) TO
                                               2003 (b)     2002       MARCH 31, 2001
                                               ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  4.93     $  5.76        $ 10.00
                                               -------     -------        -------
  Net Investment Loss........................     (.04)       (.04)          (.05)
  Net Realized and Unrealized Loss...........    (1.25)       (.79)         (4.19)
                                               -------     -------        -------
Total from Investment Operations.............    (1.29)       (.83)         (4.24)
                                               -------     -------        -------
NET ASSET VALUE, END OF THE PERIOD...........  $  3.64     $  4.93        $  5.76
                                               =======     =======        =======

Total Return (a).............................  -26.17%     -14.41%        -42.70%*
Net Assets at End of the Period (In
  millions)..................................  $  50.9     $  97.2        $ 157.3
Ratio of Expenses to Average Net Assets......    1.66%       1.48%          1.42%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (1.06%)      (.87%)         (.80%)
Portfolio Turnover...........................     302%        346%           266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                       JUNE 26, 2000
                                                   YEAR ENDED          (COMMENCEMENT
                                                    MARCH 31,          OF INVESTMENT
CLASS B SHARES                                 -------------------     OPERATIONS) TO
                                               2003 (b)     2002       MARCH 31, 2001
                                               ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  4.86     $  5.73        $ 10.00
                                               -------     -------        -------
  Net Investment Loss........................     (.07)       (.10)          (.10)
  Net Realized and Unrealized Loss...........    (1.22)       (.77)         (4.17)
                                               -------     -------        -------
Total from Investment Operations.............    (1.29)       (.87)         (4.27)
                                               -------     -------        -------
NET ASSET VALUE, END OF THE PERIOD...........  $  3.57     $  4.86        $  5.73
                                               =======     =======        =======

Total Return (a).............................  -26.54%     -15.18%        -42.70%*
Net Assets at End of the Period (In
  millions)..................................  $ 191.6     $ 339.7        $ 488.8
Ratio of Expenses to Average Net Assets......    2.42%       2.23%          2.17%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (1.82%)     (1.62%)        (1.55%)
Portfolio Turnover...........................     302%        346%           266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED          JUNE 26, 2000
                                                    MARCH 31,         (COMMENCEMENT OF
CLASS C SHARES                                 -------------------     OPERATIONS) TO
                                               2003 (b)     2002       MARCH 31, 2001
                                               ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  4.86     $  5.73        $ 10.00
                                               -------     -------        -------
  Net Investment Loss........................     (.07)       (.10)          (.09)
  Net Realized and Unrealized Loss...........    (1.22)       (.77)         (4.18)
                                               -------     -------        -------
Total from Investment Operations.............    (1.29)       (.87)         (4.27)
                                               -------     -------        -------
NET ASSET VALUE, END OF THE PERIOD...........  $  3.57     $  4.86        $  5.73
                                               =======     =======        =======

Total Return (a).............................  -26.54%     -15.18%        -42.70%*
Net Assets at End of the Period (In
  millions)..................................  $  42.6     $  78.5        $ 125.6
Ratio of Expenses to Average Net Assets......    2.42%       2.23%          2.17%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (1.82%)     (1.62%)        (1.55%)
Portfolio Turnover...........................     302%        346%           266%*

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $811,354,860, which will expire between March 31, 2009 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $270,714,909
                                                                ============
Gross tax unrealized appreciation...........................    $ 21,647,662
Gross tax unrealized depreciation...........................     (10,725,011)
                                                                ------------
Net tax unrealized appreciation on investments..............    $ 10,922,651
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $2,209 was reclassified from accumulated net realized loss to accumulated net investment loss. Additionally, a permanent book and tax basis difference relating to the current year net operating loss totaling $6,093,530 was reclassified from accumulated net investment loss to capital.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $3,987 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $11,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $41,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $1,925,100 representing transfer agency fees paid to VKIS. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $19,246 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $161,033.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $214,488,688, $710,094,345, and
$171,942,854 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    5,829,741    $  23,094,438
  Class B...............................................    2,121,704        8,414,776
  Class C...............................................      677,253        2,621,228
                                                          -----------    -------------
Total Sales.............................................    8,628,698    $  34,130,442
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,569,266)   $ (46,578,347)
  Class B...............................................  (18,261,069)     (72,602,371)
  Class C...............................................   (4,850,772)     (19,378,841)
                                                          -----------    -------------
Total Repurchases.......................................  (34,681,107)   $(138,559,559)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $239,060,299, $778,376,425 and
$189,611,810 for Classes A, B, and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    4,728,487    $  24,813,787
  Class B...............................................    5,314,659       27,863,054
  Class C...............................................    1,593,837        8,146,389
                                                          -----------    -------------
Total Sales.............................................   11,636,983    $  60,823,230
                                                          ===========    =============
Repurchases:
  Class A...............................................  (12,319,080)   $ (64,823,698)
  Class B...............................................  (20,777,109)    (106,150,646)
  Class C...............................................   (7,389,690)     (37,528,803)
                                                          -----------    -------------
Total Repurchases.......................................  (40,485,879)   $(208,503,147)
                                                          ===========    =============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $17,000 and CDSC on redeemed shares of approximately $1,432,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,063,699,890 and $1,160,882,350, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003 are payments retained by Van Kampen of approximately $1,926,100 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $877,500. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $27,419,300 and $547,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Select Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Select Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Select Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from June 26, 2000 (commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG, LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 2000  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 2000  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 2000  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 2000  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 2000  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 2000  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    2000;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 2000  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 2000  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
145, 345, 545                                                  Member NASD/SIPC.
SG ANR 5/03                                                     10645E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
                         TOP TEN HOLDINGS       7
                      TOP FIVE INDUSTRIES       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      19
            NOTES TO FINANCIAL STATEMENTS      26
           REPORT OF INDEPENDENT AUDITORS      34

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      35
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
          TRUSTEE AND OFFICER INFORMATION      37

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(May 29, 1996--March 31, 2003)

 [LINE GRAPH]

                                                                                                 RUSSELL MIDCAP(R) GROWTH INDEX
                                                                                                   MEASURES THE PERFORMANCE OF
                                                                                                   THOSE RUSSELL MIDCAP INDEX
                                                                                                 COMPANIES WITH HIGHER PRICE-TO-
                                                                                                BOOK RATIOS AND HIGHER FORECASTED
                                                                  AGGRESSIVE GROWTH FUND                 GROWTH VALUES.*
                                                                  ----------------------        ---------------------------------
5/29/96                                                                   9421.00                           10000.00
                                                                          9101.00                            9802.70
                                                                          9990.00                           10135.70
                                                                         10010.00                           10428.40
3/97                                                                      8092.00                           10048.10
                                                                          9920.00                           11527.30
                                                                         12687.00                           13140.20
                                                                         11379.00                           12779.20
3/98                                                                     13067.00                           14304.30
                                                                         13666.00                           14295.60
                                                                         11608.00                           11909.20
                                                                         15407.00                           15062.10
3/99                                                                     18275.00                           15576.60
                                                                         20749.00                           17199.30
                                                                         22657.00                           16338.20
                                                                         35526.00                           22787.70
3/00                                                                     42702.00                           27601.30
                                                                         37089.00                           25556.80
                                                                         40546.00                           26202.00
                                                                         30513.00                           20110.40
3/01                                                                     21646.00                           15065.70
                                                                         21605.00                           17503.60
                                                                         16142.00                           12637.90
                                                                         18398.00                           16058.00
3/02                                                                     17382.00                           15774.30
                                                                         14980.00                           12893.90
                                                                         12563.00                           10679.00
                                                                         12165.00                           11657.20
3/03                                                                     12179.00                           11655.40

This chart compares your fund's performance to that of the Russell Midcap(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                             A SHARES        B SHARES   C SHARES   D SHARES(4)
----------------------------------------------------------------------------------
One-year total return
based on NAV(1)               -29.94%         -30.49%    -30.42%     -29.76%
----------------------------------------------------------------------------------
One-year total return(2)      -33.95%         -33.97%    -31.11%     -29.76%
----------------------------------------------------------------------------------
Five-year average annual
total return(2)                -2.56%          -2.37%     -2.11%         N/A
----------------------------------------------------------------------------------
Life-of-Fund average
annual total return(2)          2.92%           3.13%(3)    3.07%    -41.16%
----------------------------------------------------------------------------------
Commencement date            05/29/96        05/29/96   05/29/96    10/17/00
----------------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calender month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Class D Shares commenced operations on 10/17/00. Class D Shares are available for purchase exclusively by investors through or in tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries. Class D Shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees or service fees.

    See the Comparative Performance section of the current Prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2003)


1.   EBAY                        2.4%
     Operates a fully automated Internet
     auction service.

2.   GILEAD SCIENCES             2.4%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

3.   AMGEN                       2.2%
     Develops and manufactures
     biotechnological products for the
     treatment of various diseases.

4.   YAHOO!                      1.8%
     Internet portal featuring Web
     directories, a search engine, news
     and financial content, and online
     shopping.

5.   ELECTRONIC ARTS             1.7%
     Develops video games for computers
     and game consoles.

6.   TEVA PHARMACEUTICAL
     INDUSTRIES                  1.6%
     Develops, manufactures and markets
     pharmaceutical products worldwide.

7.   ZIMMER HOLDINGS             1.4%
     Designs orthopedic implants,
     primarily for knee, hip and elbow
     reconstructions.

8.   FTI CONSULTING              1.3%
     Provides advising services in
     financial restructuring, litigation
     consulting and engineering and
     scientific investigation.

9.   ALLERGAN                    1.3%
     Makes eye care and skin care
     products, including contact lens
     cleaner and pharmaceutical Botox.

10.  BEST BUY                    1.3%
     Sells home office products, consumer
     electronics, entertainment software
     and appliances.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)



 [BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Biotechnology                                                               8.6%                               5.7%
Pharmaceuticals                                                             6.1%                               1.8%
Application Software                                                        5.3%                               6.6%
Managed Health Care                                                         5.0%                               6.1%
Semiconductors                                                              4.9%                               4.2%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN AGGRESSIVE GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST 12 MONTHS?

A   The fund continued to endure a
challenging environment for our style of growth investing. For the 12 months ended March 31, 2003, the fund declined 29.94 percent. By comparison, the fund's benchmarks, the Russell Midcap(R) Growth Index and Russell 2500(R) Growth Index, fell 26.11 percent and 29.28 percent, respectively. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell Midcap(R) Growth Index and the Russell 2500(R) Growth Index are unmanaged indexes generally representative of the U.S. market for small- to medium-capitalization growth stocks. The Russell Midcap Growth Index represents a narrower selection of securities than the Russell 2500 Growth Index. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHY DID THE FUND'S PERFORMANCE
    TRAIL THAT OF THE RUSSELL MIDCAP GROWTH INDEX?

A   For most of the period, the fund
did quite well on a relative basis and actually outperformed the benchmark during three of the year's four quarters. That wasn't the case, however, in the fourth quarter of 2002, when the market shifted gears and began favoring companies that did not meet our investment criteria. For example, a number of technology companies--such as those in the economically sensitive telecommunications-equipment industry--rose sharply, even though they lacked the rising earnings expectations that we look for and that we believe are signs of a healthy business. By not being invested in these stocks during the short-lived recovery in late 2002, the fund lost substantial ground compared to its benchmark.

Q   HOW WOULD YOU DESCRIBE THE
    RECENT MARKET ENVIRONMENT?

A   Investors remained concerned
about the economy's sluggish growth, as well as about corporate accounting scandals and the prelude to war in Iraq. The market fell steadily throughout the period, with the exception of an approximately seven-week stretch in the fourth quarter of 2002. Between October 9 and November 27, the Standard & Poor's 500 Index rose a surprising 21 percent before giving back much of its gains in the new year. A less prominent--but, in our opinion, potentially more lasting--rally also took place in the final weeks of March, as investors became increasingly optimistic about Operation Iraqi Freedom. Despite these brief periods of optimism, the market ended the past 12 months significantly below its starting point, with the S&P 500 falling nearly 25 percent during that time.

Q   IN RESPONSE TO THESE CHALLENGING
    CONDITIONS, WHAT WAS YOUR PORTFOLIO MANAGEMENT STRATEGY?

A   As always, we continued to look for
stocks with rising earnings expectations or rising valuations. Although we paid close attention to unique circumstances such as the war in Iraq, such events did not alter our basic strategy. Recognizing that the market conditions weren't ideally suited to our investment approach, we took measures to reduce the fund's risk and improve performance. For example, we kept the portfolio broadly diversified, with sector weightings in line with the fund's benchmark. With few discernible investment trends we could latch onto, and with a higher-than-average risk that conditions might suddenly change, we thought it was prudent not to focus too greatly on any single part of the market.

    Toward the end of the period, we saw preliminary signs that stocks with rising earnings expectations could be poised to outperform. Thus, we began to position the fund slightly more aggressively in hopes that our investment style may return to favor. To that end, we started increasing the portfolio's weighting in technology companies--especially in software and in selected semiconductor businesses-- that may benefit from such a change in the investment environment.

    We also reduced the number of stocks in the fund. When the period began, we owned 141 companies--significantly more than what we consider typical. By March 31, 2003, we reduced that number to 114 stocks. This number still represents substantial diversification, in our opinion, and it also gives us greater flexibility to emphasize companies we believe merit larger-than-average investments.

Q   CAN YOU CITE EXAMPLES OF STOCKS
    THAT HELPED FUND PERFORMANCE?

A   Yes. Two of the fund's best
performers were Internet companies that have established themselves as the dominant businesses in their fields--eBay, the online auction house, and Yahoo, the leading information portal. Both companies continued to solidify their competitive position by taking advantage of new ways to generate revenue.

    Medical-device maker Boston Scientific was another strong stock for the fund during the period. The company, which focuses on coronary care, introduced a popular new stent system that decreases the odds of restenosis, the re-narrowing of an artery kept open by a stent.

    Forest Laboratories, a specialty pharmaceutical company, and Coach, an upscale leather-goods retailer, also helped portfolio performance. Forest Laboratories, best known for its popular depression drugs, Celexa and Lexapro, continued to win business from its competitors and saw its stock price rise as a result. Coach, meanwhile, overcame consumers' reluctance to buy many luxury products in a slowing economy and continued to generate surprisingly strong sales and earnings.

    Keep in mind that not all stocks held by the fund performed favorably, and there is no guarantee that these securities will continue to perform well or be held by the fund in the future. For additional fund highlights, please refer to page 7.

Q   WHICH OF YOUR INVESTMENTS
    WERE DISAPPOINTMENTS?

A   The biggest disappointment was
IDEC Pharmaceuticals, a biotechnology company recognized especially for its cancer drugs. IDEC's stock was hurt by the lukewarm response to Zevalin, its highly touted new treatment for non-Hodgkin's lymphoma. Despite the company's high hopes for the drug, medical providers did not use Zevalin to the degree IDEC expected. In response, IDEC's stock fell, and we sold the fund's position in the company.

    Investments in Lam Research and Novellus Systems, two companies that make semiconductor-processing equipment, also hurt the fund's performance. Tough times for the semiconductor industry continued during the period, and businesses such as Lam Research and Novellus, which provide needed equipment to semiconductor makers, saw their business suffer in tandem.

    Finally, performance was weakened by investments in RF Micro Devices and Motorola. RF Micro Devices makes the components that go into wireless-phone handsets, while Motorola is the second-leading handset maker. Growth in wireless-phone sales has slowed in recent months because of the sluggish economy and consumers' willingness to wait longer before upgrading their existing phones.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND, AND HOW DO YOU THINK IT'S POSITIONED FOR THE FUTURE?

A   The market environment remains
uncertain, and we can't predict what the economy may have in store for us. We are, however, becoming increasingly optimistic that market conditions may start to favor our style of investing for the first time since 2000. Late in the reporting period, we started seeing signs of outperformance from companies with rising earnings expectations--a characteristic that has been absent in recent years. There's no way to know whether this situation will continue, but, if it does, it would be a welcome situation for the fund and our shareholders.

    In short, we're cautiously optimistic about the future, yet also mindful that the market has given us such hints before. As we await a more favorable climate for our investment discipline, we'll remain steadfast to our time-tested strategy and keep a keen eye on potentially better opportunities ahead.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

DIVERSIFICATION: A method of portfolio allocation and management aimed at balancing investment risk and return; a balanced portfolio may combine stocks, bonds and cash equivalents.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  95.9%
APPAREL RETAIL  2.7%
Abercrombie & Fitch Co., Class A (a).......................    300,000   $    9,009,000
Chico's FAS, Inc. (a)......................................    600,000       12,000,000
Pacific Sunwear of California, Inc. (a)....................    400,000        8,140,000
                                                                         --------------
                                                                             29,149,000
                                                                         --------------
APPLICATION SOFTWARE  5.1%
ChoicePoint, Inc. (a)......................................          1               34
Citrix Systems, Inc. (a)...................................    800,000       10,528,000
Electronic Arts, Inc. (a)..................................    300,000       17,592,000
Fair Issac Corp. ..........................................    150,000        7,623,000
Mercury Interactive Corp. (a)..............................    300,000        8,904,000
Take-Two Interactive Software, Inc. (a)....................    500,000       11,175,000
                                                                         --------------
                                                                             55,822,034
                                                                         --------------
AUTO PARTS & EQUIPMENT  0.8%
Advanced Auto Parts, Inc. (a)..............................    200,000        9,250,000
                                                                         --------------
BANKS  3.2%
Commerce Bancorp, Inc. ....................................    300,000       11,922,000
Golden West Financial Corp. ...............................    150,000       10,789,500
New York Community Bancorp, Inc. ..........................    400,000       11,920,000
                                                                         --------------
                                                                             34,631,500
                                                                         --------------
BIOTECHNOLOGY  8.2%
Affymetrix, Inc. (a).......................................    300,000        7,800,000
Amgen, Inc. (a)............................................    400,000       23,020,000
Gilead Sciences, Inc. (a)..................................    600,000       25,194,000
ICOS Corp. (a).............................................    200,000        3,742,000
ImClone Systems, Inc. (a)..................................    400,000        6,632,000
MedImmune, Inc. (a)........................................    400,000       13,132,000
Neurocrine Biosciences, Inc. (a)...........................    150,000        6,267,000
Trimeris, Inc. (a).........................................    100,000        4,118,000
                                                                         --------------
                                                                             89,905,000
                                                                         --------------
BROADCASTING & CABLE TV  1.8%
EchoStar Communications Corp., Class A (a).................    400,000       11,552,000
USA Interactive (a)........................................    300,000        8,037,000
                                                                         --------------
                                                                             19,589,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
CASINOS & GAMING  1.7%
GTECH Holdings Corp. (a)...................................    200,000   $    6,532,000
International Game Technology (a)..........................    150,000       12,285,000
                                                                         --------------
                                                                             18,817,000
                                                                         --------------
COMPUTER & ELECTRONICS RETAIL  1.2%
Best Buy Co., Inc. (a).....................................    500,000       13,485,000
                                                                         --------------

COMPUTER STORAGE & PERIPHERALS  1.8%
Emulex Corp. (a)...........................................    300,000        5,745,000
QLogic Corp. (a)...........................................    200,000        7,428,000
Storage Technology Corp. (a)...............................    300,000        6,066,000
                                                                         --------------
                                                                             19,239,000
                                                                         --------------
CONSTRUCTION & ENGINEERING  0.8%
Jacobs Engineering Group, Inc. (a).........................    200,000        8,402,000
                                                                         --------------

CONSTRUCTION & FARM MACHINERY  0.7%
Paccar, Inc. ..............................................    150,000        7,540,500
                                                                         --------------

CONSUMER ELECTRONICS  0.5%
Harman International Industries, Inc. .....................    100,000        5,857,000
                                                                         --------------

CONSUMER FINANCE  1.1%
Countrywide Financial Corp. ...............................    200,000       11,500,000
                                                                         --------------

DATA PROCESSING SERVICES  1.3%
CheckFree Corp. (a)........................................    300,000        6,744,000
Dun & Bradstreet Corp. (a).................................    200,000        7,650,000
                                                                         --------------
                                                                             14,394,000
                                                                         --------------
DISTRIBUTORS  1.2%
Coach, Inc. (a)............................................    350,000       13,415,500
                                                                         --------------

DIVERSIFIED COMMERCIAL SERVICES  3.1%
Apollo Group, Inc., Class A (a)............................    200,000        9,980,000
Career Education Corp. (a).................................    200,000        9,784,000
FTI Consulting, Inc. (a)...................................    300,000       13,866,000
                                                                         --------------
                                                                             33,630,000
                                                                         --------------
DIVERSIFIED FINANCIAL SERVICES  2.5%
Legg Mason, Inc. ..........................................    150,000        7,311,000
Lehman Brothers Holdings, Inc. ............................    150,000        8,662,500
SLM Corp. .................................................    100,000       11,092,000
                                                                         --------------
                                                                             27,065,500
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.1%
Benchmark Electronics, Inc. (a)............................    200,000   $    5,666,000
Omnivision Technologies, Inc. (a)..........................    300,000        6,216,000
                                                                         --------------
                                                                             11,882,000
                                                                         --------------
FOOTWEAR  0.9%
Reebok International Ltd. (a)..............................    300,000        9,855,000
                                                                         --------------

HEALTH CARE DISTRIBUTORS & SERVICES  2.5%
Caremark Rx, Inc. (a)......................................    300,000        5,445,000
Steris Corp. (a)...........................................    300,000        7,848,000
Varian Medical Systems, Inc. (a)...........................    250,000       13,482,500
                                                                         --------------
                                                                             26,775,500
                                                                         --------------
HEALTH CARE EQUIPMENT  4.2%
Biosite, Inc. (a)..........................................    100,000        3,841,000
Cyberonics, Inc. (a).......................................    100,000        2,139,000
Fisher Scientific International, Inc. (a)..................    200,000        5,592,000
St. Jude Medical, Inc. (a).................................    200,000        9,750,000
Stryker Corp. .............................................    150,000       10,297,500
Zimmer Holdings, Inc. (a)..................................    300,000       14,589,000
                                                                         --------------
                                                                             46,208,500
                                                                         --------------
HEALTH CARE SUPPLIES  1.3%
Allergan, Inc. ............................................    200,000       13,642,000
                                                                         --------------

HOMEBUILDING  1.2%
Hovnanian Enterprises, Inc., Class A (a)...................    200,000        6,910,000
Ryland Group, Inc. ........................................    150,000        6,478,500
                                                                         --------------
                                                                             13,388,500
                                                                         --------------
INDUSTRIAL MACHINERY  0.6%
Danaher Corp. .............................................    100,000        6,576,000
                                                                         --------------

INTEGRATED OIL & GAS  0.8%
Murphy Oil Corp. ..........................................    200,000        8,834,000
                                                                         --------------

INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a).................................    600,000        7,968,000
                                                                         --------------

INTERNET RETAIL  3.9%
Amazon.com, Inc. (a).......................................    400,000       10,412,000
eBay, Inc. (a).............................................    300,000       25,587,000
NetFlix, Inc. (a)..........................................    300,000        6,105,000
                                                                         --------------
                                                                             42,104,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
INTERNET SOFTWARE & SERVICES  1.8%
Yahoo!, Inc. (a)...........................................    800,000   $   19,216,000
                                                                         --------------

IT CONSULTING & SERVICES  0.8%
Affiliated Computer Services, Inc., Class A (a)............    200,000        8,852,000
                                                                         --------------

MANAGED HEALTH CARE  4.8%
Aetna, Inc. ...............................................    200,000        9,860,000
Anthem, Inc. (a)...........................................    200,000       13,250,000
Coventry Health Care, Inc. (a).............................    300,000        9,870,000
Mid Atlantic Medical Services, Inc. (a)....................    300,000       12,165,000
WellPoint Health Networks, Inc. (a)........................    100,000        7,675,000
                                                                         --------------
                                                                             52,820,000
                                                                         --------------
METAL & GLASS CONTAINERS  1.0%
Ball Corp. ................................................    200,000       11,140,000
                                                                         --------------

MOVIES & ENTERTAINMENT  1.0%
Fox Entertainment Group, Inc., Class A (a).................    400,000       10,668,000
                                                                         --------------

NETWORKING EQUIPMENT  1.5%
Foundry Networks, Inc. (a).................................  1,000,000        8,040,000
Juniper Networks, Inc. (a).................................  1,000,000        8,170,000
                                                                         --------------
                                                                             16,210,000
                                                                         --------------
OFFICE ELECTRONICS  0.6%
Zebra Technologies Corp., Class A (a)......................    100,000        6,440,000
                                                                         --------------

OIL & GAS DRILLING  0.7%
Nabors Industries Ltd. (Bermuda) (a).......................    200,000        7,974,000
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  2.0%
Smith International, Inc. (a)..............................    300,000       10,569,000
Weatherford International Ltd. (a).........................    300,000       11,331,000
                                                                         --------------
                                                                             21,900,000
                                                                         --------------
OIL & GAS EXPLORATION & PRODUCTION  2.9%
Burlington Resources, Inc. ................................    200,000        9,542,000
Newfield Exploration Co. (a)...............................    200,000        6,778,000
Pogo Producing Co. ........................................    200,000        7,954,000
XTO Energy, Inc. ..........................................    400,000        7,600,000
                                                                         --------------
                                                                             31,874,000
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS  5.9%
Amylin Pharmaceuticals, Inc. (a)...........................    300,000   $    4,860,000
Barr Laboratories, Inc. (a)................................    150,000        8,550,000
Biovail Corp. (Canada) (a).................................    200,000        7,974,000
Forest Laboratories, Inc. (a)..............................    200,000       10,794,000
Mylan Laboratories, Inc. ..................................    300,000        8,625,000
Pharmaceutical Resources, Inc. (a).........................    150,000        6,372,000
Teva Pharmaceutical Industries, Ltd.--ADR (Israel).........    400,000       16,660,000
                                                                         --------------
                                                                             63,835,000
                                                                         --------------
PROPERTY & CASUALTY  1.7%
RenaissanceRe Holdings Ltd. (Bermuda)......................    200,000        8,010,000
Safeco Corp. ..............................................    300,000       10,491,000
                                                                         --------------
                                                                             18,501,000
                                                                         --------------
RESTAURANTS  1.7%
Outback Steakhouse, Inc. ..................................    150,000        5,307,000
P.F. Chang's China Bistro, Inc. (a)........................    150,000        5,550,000
Starbucks Corp. (a)........................................    300,000        7,728,000
                                                                         --------------
                                                                             18,585,000
                                                                         --------------
SEMICONDUCTOR EQUIPMENT  3.3%
Integrated Circuit Systems, Inc. (a).......................    250,000        5,425,000
KLA-Tencor Corp. (a).......................................    300,000       10,782,600
Novellus Systems, Inc. (a).................................    400,000       10,908,000
SanDisk Corp. (a)..........................................    500,000        8,410,000
                                                                         --------------
                                                                             35,525,600
                                                                         --------------
SEMICONDUCTORS  4.7%
Altera Corp. (a)...........................................    800,000       10,832,000
Cree, Inc. (a).............................................    500,000        9,260,000
Genesis Microchip, Inc. (a)................................    600,000        7,488,000
Linear Technology Corp. ...................................    300,000        9,261,000
Marvell Technology Group Ltd. (Bermuda) (a)................    300,000        6,357,000
National Semiconductor Corp. (a)...........................    500,000        8,520,000
                                                                         --------------
                                                                             51,718,000
                                                                         --------------
SPECIALTY CHEMICALS  0.9%
Ecolab, Inc. ..............................................    200,000        9,866,000
                                                                         --------------

SPECIALTY STORES  1.8%
Bed Bath & Beyond, Inc. (a)................................    300,000       10,362,000
Staples, Inc. (a)..........................................    500,000        9,165,000
                                                                         --------------
                                                                             19,527,000
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SYSTEMS SOFTWARE  1.7%
BMC Software, Inc. (a).....................................    400,000   $    6,036,000
NetScreen Technologies, Inc. (a)...........................    300,000        5,034,000
Symantec Corp. (a).........................................    200,000        7,836,000
                                                                         --------------
                                                                             18,906,000
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  1.5%
Adtran, Inc. (a)...........................................    200,000        7,182,000
Corning, Inc. (a)..........................................  1,500,000        8,760,000
                                                                         --------------
                                                                             15,942,000
                                                                         --------------
WIRELESS TELECOMMUNICATION SERVICES  0.7%
Nextel Communications, Inc., Class A (a)...................    600,000        8,034,000
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $982,994,543).................................................    1,046,459,134

REPURCHASE AGREEMENT  6.0%
State Street Bank & Trust Co. ($65,092,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/03, to be sold on 04/01/03 at $65,094,242)
  (Cost $65,092,000)..................................................       65,092,000
                                                                         --------------

TOTAL INVESTMENTS  101.9%
  (Cost $1,048,086,543)...............................................    1,111,551,134

LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%).........................      (20,950,546)
                                                                         --------------

NET ASSETS  100.0%....................................................   $1,090,600,588
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $1,048,086,543).....................  $ 1,111,551,134
Cash........................................................            3,193
Receivables:
  Investments Sold..........................................       47,031,888
  Fund Shares Sold..........................................        4,126,553
  Dividends.................................................          100,990
  Interest..................................................            2,242
Other.......................................................           98,238
                                                              ---------------
    Total Assets............................................    1,162,914,238
                                                              ---------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       63,541,251
  Fund Shares Repurchased...................................        5,350,484
  Distributor and Affiliates................................        1,869,032
  Investment Advisory Fee...................................          660,748
Accrued Expenses............................................          767,827
Trustees' Deferred Compensation and Retirement Plans........          124,308
                                                              ---------------
    Total Liabilities.......................................       72,313,650
                                                              ---------------
NET ASSETS..................................................  $ 1,090,600,588
                                                              ===============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 2,499,331,575
Net Unrealized Appreciation.................................       63,464,591
Accumulated Net Investment Loss.............................         (158,815)
Accumulated Net Realized Loss...............................   (1,472,036,763)
                                                              ---------------
NET ASSETS..................................................  $ 1,090,600,588
                                                              ===============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $630,636,824 and 71,067,352 shares of
    beneficial interest issued and outstanding).............  $          8.87
    Maximum sales charge (5.75%* of offering price).........              .54
                                                              ---------------
    Maximum offering price to public........................  $          9.41
                                                              ===============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $341,536,917 and 41,037,678 shares of
    beneficial interest issued and outstanding).............  $          8.32
                                                              ===============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $68,784,141 and 8,239,599 shares of
    beneficial interest issued and outstanding).............  $          8.35
                                                              ===============
  Class D Shares:
    Net asset value and offering price per share (Based on
    net assets of $49,642,706 and 5,562,684 shares of
    beneficial interest issued and outstanding).............  $          8.92
                                                              ===============

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,740)......  $   3,843,209
Interest....................................................        499,135
                                                              -------------
    Total Income............................................      4,342,344
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      8,575,798
Shareholder Services........................................      6,900,327
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, C and D of $1,635,193, $4,047,238, $876,849 and $0,
  respectively).............................................      6,559,280
Custody.....................................................        121,313
Legal.......................................................         72,585
Trustees' Fees and Related Expenses.........................         33,283
Other.......................................................        783,136
                                                              -------------
    Total Expenses..........................................     23,045,722
    Less Credits Earned on Cash Balances....................         46,514
                                                              -------------
    Net Expenses............................................     22,999,208
                                                              -------------
NET INVESTMENT LOSS.........................................  $ (18,656,864)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(389,512,860)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    117,185,791
  End of the Period.........................................     63,464,591
                                                              -------------
Net Unrealized Depreciation During the Period...............    (53,721,200)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(443,234,060)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(461,890,924)
                                                              =============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                        YEAR ENDED        YEAR ENDED
                                                      MARCH 31, 2003    MARCH 31, 2002
                                                      --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................. $  (18,656,864)   $  (20,856,544)
Net Realized Loss....................................   (389,512,860)     (540,317,161)
Net Unrealized Appreciation/Depreciation During the
  Period.............................................    (53,721,200)      197,762,813
                                                      --------------    --------------
Change in Net Assets from Operations.................   (461,890,924)     (363,410,892)
                                                      --------------    --------------

Distributions from Net Realized Gain:
  Class A Shares.....................................            -0-          (232,595)
  Class B Shares.....................................            -0-          (138,227)
  Class C Shares.....................................            -0-           (40,196)
  Class D Shares.....................................            -0-           (20,844)
                                                      --------------    --------------
Total Distributions..................................            -0-          (431,862)
                                                      --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES..   (461,890,924)     (363,842,754)
                                                      --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................    714,298,772       817,207,932
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................            -0-           391,819
Cost of Shares Repurchased...........................   (685,961,910)     (592,134,722)
                                                      --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...     28,336,862       225,465,029
                                                      --------------    --------------
TOTAL DECREASE IN NET ASSETS.........................   (433,554,062)     (138,377,725)
NET ASSETS:
Beginning of the Period..............................  1,524,154,650     1,662,532,375
                                                      --------------    --------------
End of the Period (Including accumulated net
  investment loss of $158,815 and $132,040,
  respectively)...................................... $1,090,600,588    $1,524,154,650
                                                      ==============    ==============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                        YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS A SHARES                -----------------------------------------   MARCH 31,   JUNE 30,
                              2003 (b)   2002 (b)   2001 (b)   2000 (b)   1999 (b)      1998
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 12.66    $ 15.77    $ 37.44    $ 17.14     $13.68      $ 9.95
                              -------    -------    -------    -------     ------      ------
  Net Investment Loss.......     (.12)      (.14)      (.21)      (.24)      (.13)       (.13)
  Net Realized and
    Unrealized Gain/Loss....    (3.67)     (2.97)    (17.03)     22.41       4.45        3.86
                              -------    -------    -------    -------     ------      ------
Total from Investment
  Operations................    (3.79)     (3.11)    (17.24)     22.17       4.32        3.73
Less Distributions from Net
  Realized Gain.............      -0-        -0-***    4.43       1.87        .86         -0-
                              -------    -------    -------    -------     ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  8.87    $ 12.66    $ 15.77    $ 37.44     $17.14      $13.68
                              =======    =======    =======    =======     ======      ======

Total Return* (a)...........  -29.94%    -19.70%    -49.31%    133.67%     33.72%**    37.49%
Net Assets at End of the
  Period (In millions)......  $ 630.6    $ 783.4    $ 778.1    $1,205.8    $242.6      $117.5
Ratio of Expenses to Average
  Net Assets*...............    1.62%      1.43%      1.19%      1.25%      1.56%       1.44%
Ratio of Net Investment Loss
  to Average Net Assets*....   (1.26%)     (.98%)     (.75%)     (.86%)    (1.22%)     (1.09%)
Portfolio Turnover..........     217%       320%       270%       139%       126%**      185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      N/A        N/A        N/A        N/A        N/A       1.61%
Ratio of Net Investment Loss
  to Average Net Assets.....      N/A        N/A        N/A        N/A        N/A      (1.26%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                        YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS B SHARES                -----------------------------------------   MARCH 31,   JUNE 30,
                              2003 (b)   2002 (b)   2001 (b)   2000 (b)   1999 (b)      1998
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 11.97    $ 15.02    $ 36.24    $ 16.75     $13.46      $ 9.87
                              -------    -------    -------    -------     ------      ------
  Net Investment Loss.......     (.19)      (.23)      (.41)      (.43)      (.19)       (.20)
  Net Realized and
    Unrealized Gain/Loss....    (3.46)     (2.82)    (16.38)     21.79       4.34        3.79
                              -------    -------    -------    -------     ------      ------
Total from Investment
  Operations................    (3.65)     (3.05)    (16.79)     21.36       4.15        3.59
Less Distributions from Net
  Realized Gain.............      -0-        -0-***    4.43       1.87        .86         -0-
                              -------    -------    -------    -------     ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  8.32    $ 11.97    $ 15.02    $ 36.24     $16.75      $13.46
                              =======    =======    =======    =======     ======      ======

Total Return* (a)...........  -30.49%    -20.28%    -49.72%    131.91%     32.99%**    36.37%
Net Assets at End of the
  Period (In millions)......  $ 341.5    $ 541.5    $ 642.5    $ 948.5     $231.8      $148.4
Ratio of Expenses to Average
  Net Assets*...............    2.37%      2.19%      2.00%      2.00%      2.33%       2.20%
Ratio of Net Investment Loss
  to Average Net Assets*....   (2.00%)    (1.74%)    (1.56%)    (1.61%)    (1.99%)     (1.85%)
Portfolio Turnover..........     217%       320%       270%       139%       126%**      185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      N/A        N/A        N/A        N/A        N/A       2.37%
Ratio of Net Investment Loss
  to Average Net Assets.....      N/A        N/A        N/A        N/A        N/A      (2.02%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            NINE
                                                                           MONTHS       YEAR
                                        YEAR ENDED MARCH 31,                ENDED      ENDED
CLASS C SHARES                -----------------------------------------   MARCH 31,   JUNE 30,
                              2003 (b)   2002 (b)   2001 (b)   2000 (b)   1999 (b)      1998
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $ 12.00    $ 15.07    $ 36.33    $ 16.76     $13.47      $ 9.87
                              -------    -------    -------    -------     ------      ------
  Net Investment Loss.......     (.19)      (.23)      (.40)      (.45)      (.20)       (.20)
  Net Realized and
    Unrealized Gain/Loss....    (3.46)     (2.84)    (16.43)     21.89       4.35        3.80
                              -------    -------    -------    -------     ------      ------
Total from Investment
  Operations................    (3.65)     (3.07)    (16.83)     21.44       4.15        3.60
Less Distributions from Net
  Realized Gain.............      -0-        -0-***    4.43       1.87        .86         -0-
                              -------    -------    -------    -------     ------      ------
NET ASSET VALUE, END OF THE
  PERIOD....................  $  8.35    $ 12.00    $ 15.07    $ 36.33     $16.76      $13.47
                              =======    =======    =======    =======     ======      ======

Total Return* (a)...........  -30.42%    -20.35%    -49.71%    132.31%     32.96%**    36.47%
Net Assets at End of the
  Period (In millions)......  $  68.8    $ 125.0    $ 152.9    $ 202.7     $ 27.4      $ 16.4
Ratio of Expenses to Average
  Net Assets*...............    2.37%      2.19%      2.00%      2.01%      2.33%       2.20%
Ratio of Net Investment Loss
  to Average Net Assets*....   (2.01%)    (1.74%)    (1.56%)    (1.62%)    (1.98%)     (1.85%)
Portfolio Turnover..........     217%       320%       270%       139%       126%**      185%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets................      N/A        N/A        N/A        N/A        N/A       2.36%
Ratio of Net Investment Loss
  to Average Net Assets.....      N/A        N/A        N/A        N/A        N/A      (2.02%)

 ** Non-Annualized

*** Amount is less than $.01.

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A -- Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED          OCTOBER 17, 2000
                                                     MARCH 31,            (COMMENCEMENT
CLASS D SHARES                                  --------------------    OF OPERATIONS) TO
                                                2003 (b)    2002 (b)    MARCH 31, 2001 (b)
                                                ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD......  $ 12.70     $ 15.78          $ 33.01
                                                -------     -------          -------
  Net Investment Loss.........................     (.10)       (.10)            (.05)
  Net Realized and Unrealized Loss............    (3.68)      (2.98)          (12.75)
                                                -------     -------          -------
Total from Investment Operations..............    (3.78)      (3.08)          (12.80)
Less Distributions from Net Realized Gain.....      -0-         -0-*            4.43
                                                -------     -------          -------
NET ASSET VALUE, END OF THE PERIOD............  $  8.92     $ 12.70          $ 15.78
                                                =======     =======          =======

Total Return (a)..............................  -29.76%     -19.50%          -42.49%**
Net Assets at End of the Period (In
  millions)...................................  $  49.6     $  74.4          $  89.1
Ratio of Expenses to Average Net Assets.......    1.36%       1.18%            1.08%
Ratio of Net Investment Loss to Average Net
  Assets......................................   (1.00%)      (.73%)           (.49%)
Portfolio Turnover............................     217%        320%             270%

(a) Assumes reinvestment of all distributions for the period.

(b) Based on average shares outstanding.

 * Amount is less than $.01.

** Non-Annualized

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C. The distribution of the Fund's Class D Shares commenced on October 17, 2000.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed securities and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $1,382,735,968, which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,056,926,694
                                                              ==============
Gross tax unrealized appreciation...........................  $   82,287,081
Gross tax unrealized depreciation...........................     (27,662,641)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   54,624,440
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2003 and 2002 was as follows:

                                                              2003      2002
Distributions paid from:
  Ordinary income...........................................  $-0-    $    -0-
  Long-term capital gain....................................   -0-     431,862
                                                              ----    --------
                                                              $-0-    $431,862
                                                              ====    ========

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. For the year ended March 31, 2003, a permanent book to tax basis difference related to a net operating loss totaling $18,630,876 was reclassified from accumulated net investment loss to capital. Additionally, a permanent book to tax basis difference related to the Fund's investment in other regulated investment companies totaling $787 was reclassified from accumulated net realized loss to accumulated net investment loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which may not be recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $46,514 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $39,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $120,300 representing Van Kampen's cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $6,141,100 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $80,400 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $68,400.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $1,275,684,992, $832,152,337, $218,514,004 and $172,980,242 for Classes A, B, C and D, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   61,127,085    $ 599,369,553
  Class B...............................................    8,820,504       83,344,824
  Class C...............................................    1,477,619       14,294,147
  Class D...............................................    1,705,411       17,290,248
                                                          -----------    -------------
Total Sales.............................................   73,130,619    $ 714,298,772
                                                          ===========    =============
Repurchases:
  Class A...............................................  (51,928,483)   $(508,253,751)
  Class B...............................................  (13,034,601)    (122,348,351)
  Class C...............................................   (3,650,379)     (34,814,580)
  Class D...............................................   (1,997,699)     (20,545,228)
                                                          -----------    -------------
Total Repurchases.......................................  (70,611,162)   $(685,961,910)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $1,195,342,443, $876,990,385,
$240,209,486 and $177,083,275 for Classes A, B, C and D, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   39,288,303    $ 546,883,603
  Class B...............................................   13,201,332      177,625,110
  Class C...............................................    3,811,865       51,538,944
  Class D...............................................    2,995,464       41,160,275
                                                          -----------    -------------
Total Sales.............................................   59,296,964    $ 817,207,932
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................       14,677    $     193,295
  Class B...............................................       11,578          144,505
  Class C...............................................        2,652           33,175
  Class D...............................................        1,579           20,844
                                                          -----------    -------------
Total Dividend Reinvestment.............................       30,486    $     391,819
                                                          ===========    =============
Repurchases:
  Class A...............................................  (26,765,033)   $(368,813,527)
  Class B...............................................  (10,730,896)    (139,124,618)
  Class C...............................................   (3,547,129)     (46,054,990)
  Class D...............................................   (2,787,342)     (38,141,587)
                                                          -----------    -------------
Total Repurchases.......................................  (43,830,400)   $(592,134,722)
                                                          ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, 288,745 and 416,886 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended March 31, 2003 and 2002, no

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and within one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $142,100 and CDSC on redeemed shares of Classes B and C of approximately $1,067,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,572,724,563 and $2,572,442,775, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $3,238,100 and payments made to Morgan

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

Stanley DW Inc., an affiliate of the Adviser, of approximately $666,000. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $10,836,600 and $153,100 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Aggressive Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the three years in the period ended March 31, 2000 were audited by other auditors whose report dated May 5, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Aggressive Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 1996  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 1996  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 1996  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 1996  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 1999  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    1999;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 1999  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 1996  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 1998  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
70, 170, 270                                                   Member NASD/SIPC.
AGG ANR 5/03                                                    10623E03-AP-5/03

                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
         Q&A WITH YOUR PORTFOLIO MANAGERS       6
                        GLOSSARY OF TERMS      10

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      11
                     FINANCIAL STATEMENTS      17
            NOTES TO FINANCIAL STATEMENTS      23
           REPORT OF INDEPENDENT AUDITORS      29

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      30
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      31
          TRUSTEE AND OFFICER INFORMATION      32

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(November 27, 2000--March 31, 2003)

 [LINE GRAPH]

                                                                                               RUSSELL 2000(R) GROWTH INDEX IS AN
                                                                                                   UNMANAGED INDEX GENERALLY
                                                                                               REPRESENTATIVE OF THE U.S. MARKET
                                                                                                FOR SMALL-CAPITALIZATION GROWTH
                                                                 SMALL CAP GROWTH FUND                      STOCKS.*
                                                                 ---------------------         ----------------------------------
11/27/00                                                                 9425.00                            10000.00
                                                                         9444.00                             9080.00
12/00                                                                   10170.00                             9636.00
                                                                         9029.00                            10415.00
                                                                         7615.00                             8988.00
                                                                         6975.00                             8171.00
                                                                         7531.00                             9171.00
                                                                         7465.00                             9383.00
6/01                                                                     7427.00                             9639.00
                                                                         6937.00                             8817.00
                                                                         6390.00                             8266.00
                                                                         5410.00                             6932.00
                                                                         5712.00                             7599.00
                                                                         6051.00                             8234.00
12/01                                                                    6211.00                             8746.00
                                                                         6060.00                             8435.00
                                                                         5627.00                             7889.00
                                                                         5957.00                             8575.00
                                                                         5994.00                             8389.00
                                                                         5627.00                             7899.00
6/02                                                                     5259.00                             7229.00
                                                                         4713.00                             6118.00
                                                                         4731.00                             6115.00
                                                                         4552.00                             5673.00
                                                                         4694.00                             5960.00
                                                                         4779.00                             6551.00
12/02                                                                    4543.00                             6099.00
                                                                         4449.00                             5934.00
                                                                         4383.00                             5776.00
3/03                                                                     4458.00                             5863.00

This chart compares your fund's performance to that of the Russell 2000(R) Growth Index over time.

This index is an unmanaged broad-based, statistical composite and its performance does not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the fund's performance would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES        B SHARES   C SHARES
------------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -25.16%         -25.60%    -25.60%
------------------------------------------------------------------------------
One-year total return(2)                -29.51%         -29.32%    -26.34%
------------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                               -29.20%         -28.84%    -27.91%
------------------------------------------------------------------------------
Commencement date                      11/27/00        11/27/00   11/27/00
------------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchase of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's return would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on the investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN SMALL CAP GROWTH FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE PORTFOLIO'S RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND IS MANAGED BY THE ADVISER'S MULTI-CAP GROWTH TEAM. CURRENT MEMBERS(1) INCLUDE GARY LEWIS, MANAGING DIRECTOR; JANET LUBY, EXECUTIVE DIRECTOR; DAVID WALKER, EXECUTIVE DIRECTOR; DUDLEY BRICKHOUSE, EXECUTIVE DIRECTOR; MATTHEW HART, VICE PRESIDENT; AND SCOTT MILLER, ASSOCIATE. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PERIOD?

A   It was a very challenging market environment, during which virtually every stock fund lost value. Van Kampen Small Cap Growth Fund, however, while no exception, actually performed quite well compared to its benchmark. For the 12 months that ended March 31, 2003, the fund returned -25.16 percent, while the Russell 2000(R) Growth Index returned -31.63 percent.

    We attribute the fund's strong relative performance to a generally defensive portfolio weighting throughout the period. In particular, the fund benefited from investments in industrials, health-care and consumer-discretionary stocks, which were stronger-than-average performers.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers or reimbursements, the fund's returns would have been lower. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The Russell 2000(R) Growth Index is an unmanaged index generally considered representative of the U.S. market for small-capitalization growth stocks. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   YOU MENTIONED THAT THE MARKET
    ENVIRONMENT WAS CHALLENGING. WHAT MADE IT SO DIFFICULT?

A   Despite interest rates at four-decade lows throughout the period, the economy continued to grow more slowly than many analysts expected. Corporate accounting scandals, headlined by WorldCom, further worried investors who wondered whether new revelations of fraudulent financial reporting would surface. The build-up to war in Iraq during the second half of 2002 and early 2003 also put downward pressure on the stock market, which fell nearly 25 percent during the period.

    As difficult an environment as it was for stocks generally, it was especially difficult for small-cap growth stocks. The Russell 1000(R) Growth Index, representing large-cap stocks, fell just 27 percent, compared to the nearly 32 percent decline of the small-cap Russell 2000(R) Growth Index. Small-cap stocks, because they tend to be less liquid than large-cap stocks, are especially vulnerable when bad news is announced--a common occurrence during the period.

    Although the stock market's performance was negative during the past 12 months, stocks did enjoy several impressive rallies. The first was midway through the fourth quarter of 2002, when the Standard & Poor's 500 Index rose more than 20 percent between mid October and late November. This rise, which stemmed from increasing confidence about corporate earnings and the economy, was only temporary, and the market returned most of its gains. A second rally took place late in the period as investors responded favorably to progress in the war in Iraq.

Q   GIVEN THESE CIRCUMSTANCES, WHAT
    WAS YOUR STRATEGY IN MANAGING THE PORTFOLIO?

A   We continued to follow our basic investment approach: to invest in stocks with rising earnings expectations or rising valuations. While we paid close attention to market conditions and world events such as the Iraqi war, we did not alter our management strategy in response.

    Unfortunately, market conditions during much of the past year were poorly suited to our style of investing. Since many companies saw their earnings contract rather than expand, we identified relatively few stocks that met our investment discipline. As a result, the fund's portfolio weighting was more defensive than it might otherwise be, especially during the first half of the period. Defensive names--for example, those in the financial-services and consumer-discretionary sectors--were the most likely to find their earnings expectations holding up the best.

    This defensive approach was effective for a time. Last fall, however, investor sentiment shifted suddenly in favor of technology and other higher-growth stocks. As confidence grew that an improving economy would help companies with relatively weak fundamentals, investors began to aggressively buy stocks with above-average sensitivity to the economy. Although many of these speculative companies did not meet our investment criteria, we were able to find some higher-growth names that also had improving fundamentals. Thus, we gradually decreased the fund's defensive positions, believing that the long-term market environment had changed for the better.

Q   WHAT WERE SOME STOCKS WHOSE
    PERFORMANCE HELPED THE FUND?

A   The fund's strongest relative
performer was FTI Consulting, which provides litigation support along with forensic accounting and fraud-investigation services. FTI benefited from increasing efforts to explain corporations' accounting irregularities and from concern that recent scandals might just be the tip of the iceberg.

    In the health-care sector, fund performance was helped by investments in Scios and Varian Medical Systems. Scios, a biotechnology company that develops treatments for heart conditions and inflammatory diseases, saw its stock price rise sharply after Johnson & Johnson announced plans to buy the company. Varian Medical Systems, a radiology equipment maker, was helped by health-care providers' decision to upgrade existing x-ray equipment.

    Also boosting the fund's results were online DVD rental service Netflix, which continued to add new subscribers and increase profitability, and Career Education, a private postsecondary education provider, which saw its student enrollment increase as people looked for ways to become more employable.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future.

Q   WHICH STOCKS
    WERE DISAPPOINTMENTS?

A   Most of the fund's weakest
performers were technology stocks. In particular, the fund was hurt by investments in a handful of semiconductor names. Semiconductor makers continued to struggle throughout the period, a trend that has been in place for the past few years. The supply of chips continues to exceed the demand for them, so companies have been willing to charge less, resulting in reduced profitability. Marvell Technology Group, a maker of semiconductors used in data-storage products, and Zoran, which provides chips for digital video and audio applications, were two such holdings that performed worse than expected and dragged down results. Cymer, which develops lasers used in semiconductor manufacturing, also performed poorly; the weak business environment for Cymer's customers translated into a weak business environment for the company as well.

    Poor performance by Emulex also hurt the fund. Emulex makes host bus adapters, peripherals that help tie together computer storage networks. The company performed worse than expected after a highly touted product launch ran into costly delays. Emulex's earnings suffered, and the company's stock fell accordingly.

Q   WHAT DO YOU SEE AHEAD FOR THE
    MARKET ENVIRONMENT, AND HOW DO YOU THINK THE FUND IS POSITIONED FOR THE FUTURE?

A   We are cautiously optimistic that the environment has improved for our style of growth investing. Late in the period as the economy appeared to be stabilizing, we began seeing signs that our strategy of focusing on stocks with rising earnings expectations may once again become effective. We are hopeful that this trend may continue and that our shareholders may benefit as our investment style returns to favor.

    If it does, we believe that small-cap growth stocks may be particular beneficiaries. In the initial stages of a market recovery, small-cap stocks may be the first to rebound. Remember that some of today's small-cap businesses may become tomorrow's market leaders. Microsoft and Intel, for example, were once small-cap-growth stocks. Our goal is to uncover tomorrow's Microsofts and Intels. No one knows what those names will be, but our investment discipline is intended to help the fund get in on those stocks, starting on the ground floor.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS EXPECTATIONS: These reflect a company's anticipated profits, as forecast by market analysts or company officials. These forecasts may drive stock prices, because companies tend to increase in value as their profits rise.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks offering the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than do value stocks, due to their higher expected earnings growth.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON STOCKS  89.3%
AEROSPACE & DEFENSE  1.9%
Alliant Techsystems, Inc. (a)...............................  12,500    $   675,125
Engineered Support Systems, Inc. ...........................  10,000        391,500
                                                                        -----------
                                                                          1,066,625
                                                                        -----------
AGRICULTURAL PRODUCTS  1.5%
Bunge Ltd. .................................................  10,000        251,600
Sensient Technologies Corp. ................................  30,000        600,600
                                                                        -----------
                                                                            852,200
                                                                        -----------
ALTERNATIVE CARRIERS  0.7%
Commonwealth Telephone Enterprises, Inc. (a)................  10,000        388,200
                                                                        -----------

APPAREL & ACCESSORIES  1.1%
Quiksilver, Inc. (a)........................................  20,000        612,400
                                                                        -----------
APPAREL RETAIL  1.4%
Chico's FAS, Inc. (a).......................................  15,000        300,000
Pacific Sunwear of California, Inc. (a).....................  25,000        508,750
                                                                        -----------
                                                                            808,750
                                                                        -----------
APPLICATION SOFTWARE  6.8%
Documentum, Inc. (a)........................................  15,000        196,800
Fair Issac Corp. ...........................................  20,000      1,016,400
Hyperion Solutions Corp. (a)................................  20,000        485,000
Kronos, Inc. (a)............................................  10,000        350,500
Mercury Interactive Corp. (a)...............................  10,000        296,800
Pinnacle Systems, Inc. (a)..................................  25,000        260,250
Serena Software, Inc. (a)...................................  20,000        319,220
Take-Two Interactive Software, Inc. (a).....................  20,000        447,000
Verity, Inc. (a)............................................  32,500        450,125
                                                                        -----------
                                                                          3,822,095
                                                                        -----------
BANKS  2.4%
Flagstar Bancorp, Inc. .....................................  35,000        922,950
UCBH Holdings, Inc. ........................................  10,000        439,800
                                                                        -----------
                                                                          1,362,750
                                                                        -----------
BIOTECHNOLOGY  2.1%
Bio-Rad Laboratories, Inc., Class A (a).....................   7,500        268,125
ICOS Corp. (a)..............................................  15,000        280,650

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
BIOTECHNOLOGY (CONTINUED)
ImClone Systems, Inc. (a)...................................  25,000    $   414,500
Neurocrine Biosciences, Inc. (a)............................   5,000        208,900
                                                                        -----------
                                                                          1,172,175
                                                                        -----------
BUILDING PRODUCTS  0.5%
Griffon Corp. (a)...........................................  20,000        258,000
                                                                        -----------

CASINOS & GAMING  0.9%
GTECH Holdings Corp. (a)....................................  15,000        489,900
                                                                        -----------

COMPUTER HARDWARE  0.6%
Intergraph Corp. (a)........................................  20,000        346,800
                                                                        -----------

COMPUTER STORAGE & PERIPHERALS  0.7%
Storage Technology Corp. (a)................................  20,000        404,400
                                                                        -----------

CONSTRUCTION & FARM MACHINERY  0.8%
Oshkosh Truck Corp. ........................................   7,500        467,250
                                                                        -----------

CONSUMER ELECTRONICS  0.5%
Harman International Industries, Inc. ......................   5,000        292,850
                                                                        -----------

DATA PROCESSING SERVICES  2.0%
BISYS Group, Inc. (a).......................................  30,000        489,600
Global Payments, Inc. ......................................  20,000        610,400
                                                                        -----------
                                                                          1,100,000
                                                                        -----------
DIVERSIFIED COMMERCIAL SERVICES  9.2%
Advisory Board Co. (a)......................................  17,500        611,625
Career Education Corp. (a)..................................  10,000        489,200
Corporate Executive Board Co. (a)...........................  20,000        712,400
Education Management Corp. (a)..............................  10,000        397,700
FTI Consulting, Inc. (a)....................................  30,000      1,386,600
Global Imaging Systems, Inc. (a)............................  30,000        555,000
ITT Educational Services, Inc. (a)..........................  15,000        420,000
Leapfrog Enterprises, Inc. (a)..............................  25,000        596,000
                                                                        -----------
                                                                          5,168,525
                                                                        -----------
DIVERSIFIED FINANCIAL SERVICES  0.8%
Doral Financial Corp. (Puerto Rico).........................  12,500        441,875
                                                                        -----------

ELECTRONIC EQUIPMENT & INSTRUMENTS  5.6%
Analogic Corp. .............................................   7,500        341,783
Benchmark Electronics, Inc. (a).............................  10,000        283,300

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONTINUED)
Flir Systems, Inc. (a)......................................  10,000    $   474,100
Garmin Ltd. (Cayman Islands) (a)............................  10,000        358,000
Omnivision Technologies, Inc. (a)...........................  15,000        310,800
Power Integrations, Inc. (a)................................  12,500        259,125
Semtech Corp. (a)...........................................  35,000        530,250
Varian, Inc. (a)............................................  20,000        573,200
                                                                        -----------
                                                                          3,130,558
                                                                        -----------
ENVIRONMENTAL SERVICES  1.3%
Stericycle, Inc. (a)........................................  20,000        751,800
                                                                        -----------

FERTILIZERS & AGRICULTURAL CHEMICALS  0.9%
Scotts Co., Class A (a).....................................  10,000        518,000
                                                                        -----------

GAS UTILITIES  1.2%
UGI Corp. ..................................................  15,000        685,500
                                                                        -----------

HEALTH CARE DISTRIBUTORS & SERVICES  7.7%
AdvancePCS (a)..............................................  15,000        425,100
Cooper Co., Inc. ...........................................  15,000        448,500
Covance, Inc. (a)...........................................  15,000        346,800
Henry Schein, Inc. (a)......................................  15,000        676,500
Priority Healthcare Corp. Class B (a).......................  12,500        333,125
Renal Care Group, Inc. (a)..................................  20,000        623,600
Steris Corp. (a)............................................  25,000        654,000
Varian Medical Systems, Inc. (a)............................  15,000        808,950
                                                                        -----------
                                                                          4,316,575
                                                                        -----------
HEALTH CARE EQUIPMENT  2.6%
Cyberonics, Inc. (a)........................................  15,000        320,850
Immucor, Inc. (a)...........................................  15,000        330,600
Wright Medical Group, Inc. (a)..............................  45,000        788,400
                                                                        -----------
                                                                          1,439,850
                                                                        -----------
HOME FURNISHINGS  0.7%
Tuesday Morning Corp. (a)...................................  20,000        393,600
                                                                        -----------

INDUSTRIAL MACHINERY  3.5%
Cognex Corp. (a)............................................  20,000        423,400
Cuno, Inc. (a)..............................................  15,000        504,450
Graco, Inc. ................................................  17,500        491,750
Imation Corp. (a)...........................................  15,000        558,300
                                                                        -----------
                                                                          1,977,900
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
INTEGRATED TELECOMMUNICATION SERVICES  0.7%
Amdocs Ltd. (Guernsey) (a)..................................  30,000    $   398,400
                                                                        -----------

INTERNET RETAIL  1.3%
NetFlix, Inc. (a)...........................................  35,000        712,250
                                                                        -----------

INTERNET SOFTWARE & SERVICES  0.9%
United Online, Inc. (a).....................................  30,000        517,200
                                                                        -----------

IT CONSULTING & SERVICES  0.6%
Cognizant Technology Solutions Corp., Class A (a)...........   5,000        336,750
                                                                        -----------

MANAGED HEALTH CARE  3.7%
Amerigroup Corp. (a)........................................  20,000        585,200
Coventry Health Care, Inc. (a)..............................  20,000        658,000
Mid Atlantic Medical Services, Inc. (a).....................  20,000        811,000
                                                                        -----------
                                                                          2,054,200
                                                                        -----------
MULTI-SECTOR HOLDINGS  0.6%
Arbitron, Inc. (a)..........................................  10,000        317,000
                                                                        -----------

NETWORKING EQUIPMENT  1.2%
Foundry Networks, Inc. (a)..................................  50,000        402,000
Juniper Networks, Inc. (a)..................................  35,000        285,950
                                                                        -----------
                                                                            687,950
                                                                        -----------
OFFICE ELECTRONICS  0.9%
Zebra Technologies Corp., Class A (a).......................   7,500        483,000
                                                                        -----------

OIL & GAS DRILLING  1.8%
Cimarex Energy Co. (a)......................................  20,000        389,000
Patterson-UTI Energy, Inc. (a)..............................  20,000        647,200
                                                                        -----------
                                                                          1,036,200
                                                                        -----------
OIL & GAS EXPLORATION & PRODUCTION  2.6%
Newfield Exploration Co. (a)................................  17,500        593,075
Patina Oil & Gas Corp. .....................................  10,000        329,000
XTO Energy, Inc. ...........................................  30,000        570,000
                                                                        -----------
                                                                          1,492,075
                                                                        -----------
OIL & GAS REFINING & MARKETING  1.2%
Frontier Oil Corp. .........................................  40,000        684,000
                                                                        -----------

PERSONAL PRODUCTS  1.2%
NBTY, Inc. (a)..............................................  35,000        663,600
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES       VALUE
PHARMACEUTICALS  4.8%
Biovail Corp. (Canada) (a)..................................  10,000    $   398,700
Eon Labs, Inc. (a)..........................................  15,000        400,500
Medicis Pharmaceutical Corp., Class A (a)...................  12,500        694,875
Noven Pharmaceuticals, Inc. (a).............................  40,000        564,800
Pharmaceutical Resources, Inc. (a)..........................  15,000        637,200
                                                                        -----------
                                                                          2,696,075
                                                                        -----------
PUBLISHING & PRINTING  0.5%
Getty Images, Inc. (a)......................................  10,000        274,600
                                                                        -----------

RESTAURANTS  1.6%
Applebee's International, Inc. .............................  15,000        420,600
California Pizza Kitchen, Inc. (a)..........................  20,000        460,000
                                                                        -----------
                                                                            880,600
                                                                        -----------
SEMICONDUCTOR EQUIPMENT  2.2%
ATMI, Inc. (a)..............................................  15,000        288,900
Entegris, Inc. (a)..........................................  27,500        273,900
Integrated Circuit Systems, Inc. (a)........................  30,000        651,000
                                                                        -----------
                                                                          1,213,800
                                                                        -----------
SEMICONDUCTORS  1.4%
Marvell Technology Group Ltd. (Bermuda) (a).................  20,000        423,800
Microsemi Corp. (a).........................................  35,000        383,250
                                                                        -----------
                                                                            807,050
                                                                        -----------
SPECIALTY STORES  2.3%
Guitar Center, Inc. (a).....................................  30,000        611,100
Regis Corp. ................................................  15,000        373,650
Tractor Supply Co. (a)......................................  10,000        330,200
                                                                        -----------
                                                                          1,314,950
                                                                        -----------
SYSTEMS SOFTWARE  1.1%
Micromuse, Inc. (a).........................................  50,000        260,000
NetScreen Technologies, Inc. (a)............................  20,000        335,600
                                                                        -----------
                                                                            595,600
                                                                        -----------
TELECOMMUNICATIONS EQUIPMENT  0.5%
Comverse Technology, Inc. (a)...............................  25,000        282,750
                                                                        -----------

WATER UTILITIES  0.8%
Philadelphia Suburban Corp. ................................  20,000        439,000
                                                                        -----------
TOTAL COMMON STOCKS  89.3%...........................................    50,155,628
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                                VALUE
INVESTMENT COMPANY  7.3%
ishares Russell 1000 Index Fd........................................   $ 1,792,500
ishares Russell 2000 Index Fd........................................     2,295,000
                                                                        -----------

TOTAL INVESTMENT COMPANY.............................................     4,087,500
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  96.6%
  (Cost $50,832,315).................................................    54,243,128

REPURCHASE AGREEMENT  3.5%
UBS Securities ($1,968,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 03/31/03, to be sold on
  04/01/03 at $1,968,072) (Cost $1,968,000)..........................     1,968,000
                                                                        -----------

TOTAL INVESTMENTS 100.1%
  (Cost $52,800,315).................................................    56,211,128
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)........................       (48,095)
                                                                        -----------

NET ASSETS  100.0%...................................................   $56,163,033
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $52,800,315)........................  $ 56,211,128
Cash........................................................       367,088
Receivables:
  Investments Sold..........................................     1,252,831
  Fund Shares Sold..........................................        90,117
  Dividends.................................................        13,313
  Interest..................................................            72
Other.......................................................        11,856
                                                              ------------
    Total Assets............................................    57,946,405
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,482,567
  Distributor and Affiliates................................        88,534
  Fund Shares Repurchased...................................        78,120
  Investment Advisory Fee...................................        20,060
Accrued Expenses............................................        90,828
Trustees' Deferred Compensation and Retirement Plans........        23,263
                                                              ------------
    Total Liabilities.......................................     1,783,372
                                                              ------------
NET ASSETS..................................................  $ 56,163,033
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $124,540,174
Net Unrealized Appreciation.................................     3,410,813
Accumulated Net Investment Loss.............................       (24,974)
Accumulated Net Realized Loss...............................   (71,762,980)
                                                              ------------
NET ASSETS..................................................  $ 56,163,033
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $23,687,591 and 5,009,773 shares of
    beneficial interest issued and outstanding).............  $       4.73
    Maximum sales charge (5.75%* of offering price).........           .29
                                                              ------------
    Maximum offering price to public........................  $       5.02
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,781,575 and 4,682,884 shares of
    beneficial interest issued and outstanding).............  $       4.65
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $10,693,867 and 2,300,185 shares of
    beneficial interest issued and outstanding).............  $       4.65
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $313)........  $    202,959
Interest....................................................        73,764
                                                              ------------
    Total Income............................................       276,723
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       558,421
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $78,069, $254,713 and $129,341,
  respectively).............................................       462,123
Shareholder Services........................................       313,462
Custody.....................................................        23,883
Legal.......................................................        17,267
Trustees' Fees and Related Expenses.........................        16,566
Other.......................................................       152,275
                                                              ------------
    Total Expenses..........................................     1,543,997
    Investment Advisory Fee Reduction.......................       134,974
    Less Credits Earned on Cash Balances....................         4,080
                                                              ------------
    Net Expenses............................................     1,404,943
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,128,220)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(14,566,018)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    10,525,823
  End of the Period.........................................     3,410,813
                                                              ------------
Net Unrealized Depreciation During the Period...............    (7,115,010)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(21,681,028)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(22,809,248)
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                          YEAR ENDED        YEAR ENDED
                                                        MARCH 31, 2003    MARCH 31, 2002
                                                        --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.................................... $  (1,128,220)     $ (1,544,589)
Net Realized Loss......................................   (14,566,018)      (25,456,944)
Net Unrealized Appreciation/Depreciation During the
  Period...............................................    (7,115,010)       11,665,615
                                                        -------------      ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....   (22,809,248)      (15,335,918)
                                                        -------------      ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................   121,921,544        84,073,678
Cost of Shares Repurchased.............................  (133,472,449)      (67,273,552)
                                                        -------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....   (11,550,905)       16,800,126
                                                        -------------      ------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................   (34,360,153)        1,464,208
NET ASSETS:
Beginning of the Period................................    90,523,186        89,058,978
                                                        -------------      ------------
End of the Period (Including accumulated net investment
  loss of $24,974 and $8,045, respectively)............ $  56,163,033      $ 90,523,186
                                                        =============      ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED         NOVEMBER 27, 2000
                                                    MARCH 31,           (COMMENCEMENT
CLASS A SHARES                                 -------------------    OF OPERATIONS) TO
                                               2003 (a)     2002       MARCH 31, 2001
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  6.32     $  7.40         $ 10.00
                                               -------     -------         -------
  Net Investment Loss........................     (.06)       (.09)           (.04)
  Net Realized and Unrealized Loss...........    (1.53)       (.99)          (2.56)
                                               -------     -------         -------
Total from Investment Operations.............    (1.59)      (1.08)          (2.60)
                                               -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $  4.73     $  6.32         $  7.40
                                               =======     =======         =======

Total Return* (b)............................  -25.16%     -14.59%         -26.00%**
Net Assets at End of the Period (In
  millions)..................................  $  23.7     $  41.4         $  43.0
Ratio of Expenses to Average Net Assets*
  (c)........................................    1.60%       1.60%           1.66%
Ratio of Net Investment Loss to Average Net
  Assets*....................................   (1.20%)     (1.31%)         (1.06%)
Portfolio Turnover...........................     232%        358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)........................................    1.79%       1.72%           1.96%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (1.39%)     (1.43%)         (1.36%)

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED         NOVEMBER 27, 2000
                                                    MARCH 31,           (COMMENCEMENT
CLASS B SHARES                                 -------------------    OF OPERATIONS) TO
                                               2003 (a)     2002       MARCH 31, 2001
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  6.26     $  7.38         $ 10.00
                                               -------     -------         -------
  Net Investment Loss........................     (.10)       (.12)           (.04)
  Net Realized and Unrealized Loss...........    (1.51)      (1.00)          (2.58)
                                               -------     -------         -------
Total from Investment Operations.............    (1.61)      (1.12)          (2.62)
                                               -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $  4.65     $  6.26         $  7.38
                                               =======     =======         =======

Total Return* (b)............................  -25.60%     -15.31%         -26.20%**
Net Assets at End of the Period (In
  millions)..................................  $  21.8     $  31.8         $  28.3
Ratio of Expenses to Average Net Assets*
  (c)........................................    2.35%       2.35%           2.41%
Ratio of Net Investment Loss to Average Net
  Assets*....................................   (1.95%)     (2.06%)         (1.85%)
Portfolio Turnover...........................     232%        358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)........................................    2.54%       2.47%           2.71%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (2.14%)     (2.18%)         (2.15%)

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   YEAR ENDED         NOVEMBER 27, 2000
                                                    MARCH 31,           (COMMENCEMENT
CLASS C SHARES                                 -------------------    OF OPERATIONS) TO
                                               2003 (a)     2002       MARCH 31, 2001
                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $  6.25     $  7.38         $ 10.00
                                               -------     -------         -------
  Net Investment Loss........................     (.10)       (.13)           (.04)
  Net Realized and Unrealized Loss...........    (1.50)      (1.00)          (2.58)
                                               -------     -------         -------
Total from Investment Operations.............    (1.60)      (1.13)          (2.62)
                                               -------     -------         -------
NET ASSET VALUE, END OF THE PERIOD...........  $  4.65     $  6.25         $  7.38
                                               =======     =======         =======

Total Return* (b)............................  -25.60%     -15.31%         -26.20%**
Net Assets at End of the Period (In
  millions)..................................  $  10.7     $  17.3         $  17.8
Ratio of Expenses to Average Net Assets*
  (c)........................................    2.35%       2.35%           2.41%
Ratio of Net Investment Loss to Average Net
  Assets*....................................   (1.95%)     (2.06%)         (1.85%)
Portfolio Turnover...........................     232%        358%            132%**
 * If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets
  (c)........................................    2.54%       2.47%           2.71%
Ratio of Net Investment Loss to Average Net
  Assets.....................................   (2.14%)     (2.18%)         (2.15%)

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .06% for the period ended March 31, 2001.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000, with three classes of common shares: Class A, Class B, and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities and investment companies listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $68,158,530, which will expire between March 31, 2010 and March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $53,247,527
                                                                ===========
Gross tax unrealized appreciation...........................    $ 4,195,580
Gross tax unrealized depreciation...........................     (1,231,979)
                                                                -----------
Net tax unrealized appreciation on investments..............    $ 2,963,601
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses, and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to a net operating loss totaling $1,108,949 and the recognition of certain expenses that are not deductible for tax purposes totaling $1,201 have been reclassified from accumulated net investment loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

investment companies totaling $1,141 have been reclassified from accumulated net investment loss to accumulated net realized loss.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions and post October losses which are not realized for tax purposes until the first day of the following year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $4,080 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .80%
Next $500 million...........................................       .75%
Over $1 billion.............................................       .70%

    For the year ended March 31, 2003, the Adviser voluntarily waived $134,974 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $2,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $32,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $255,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $10,986 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of Van Kampen, totaling $16,772.

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $56,570,956, $44,271,459 and $23,697,759 for Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   21,707,869    $ 112,488,220
  Class B...............................................    1,169,321        6,246,659
  Class C...............................................      611,349        3,186,665
                                                          -----------    -------------
Total Sales.............................................   23,488,539    $ 121,921,544
                                                          ===========    =============
Repurchases:
  Class A...............................................  (23,258,043)   $(120,020,985)
  Class B...............................................   (1,566,797)      (7,936,148)
  Class C...............................................   (1,077,766)      (5,515,316)
                                                          -----------    -------------
Total Repurchases.......................................  (25,902,606)   $(133,472,449)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $64,571,943, $46,391,495 and
$26,237,791 for Classes A, B and C, respectively. For the year ended March 31, 2002, transactions were as follows:

                                                             SHARES          VALUE
Sales:
  Class A................................................    8,965,252    $ 58,918,277
  Class B................................................    2,321,287      15,867,604
  Class C................................................    1,353,669       9,287,797
                                                           -----------    ------------
Total Sales..............................................   12,640,208    $ 84,073,678
                                                           ===========    ============
Repurchases:
  Class A................................................   (8,211,277)   $(53,621,976)
  Class B................................................   (1,072,233)     (7,038,147)
  Class C................................................   (1,004,097)     (6,613,429)
                                                           -----------    ------------
Total Repurchases........................................  (10,287,607)   $(67,273,552)
                                                           ===========    ============

    Class B Shares and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended March 31, 2003 and 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                             CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................    None               None
Seventh and Thereafter.....................................    None               None

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $22,400 and CDSC on redeemed shares of approximately $93,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $153,823,163 and $167,602,374, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003, are payments retained by Van Kampen of approximately $212,300 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $14,900. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $1,131,900 and $34,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Small Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Small Cap Growth Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 27, 2000 (Commencement of operations) to March 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Small Cap Growth Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from November 27, 2000 (Commencement of operations) to March 31, 2001 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 2000  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 2000  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 2000  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 2000  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 2000  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 2000  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    2000;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 2000  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 2000  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex.
                                                       Trustee/Director/
                                                       Managing General Partner
                                                       of funds in the Fund
                                                       Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 2000  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 2000  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2000  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
147, 247, 347                                                  Member NASD/SIPC.
SCG ANR 5/03                                                    10647E03-AP-5/03

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
          PERFORMANCE OF A $10,000 INVESTMENT       4
                            RETURN HIGHLIGHTS       5

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      11

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      12
                         FINANCIAL STATEMENTS      17
                NOTES TO FINANCIAL STATEMENTS      23
               REPORT OF INDEPENDENT AUDITORS      30

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32
              TRUSTEE AND OFFICER INFORMATION      33

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 30, 2003

Dear Shareholder:

As the conflict in Iraq gives way to reconstruction, the nation has focused renewed attention on domestic matters, such as tax-cut proposals and corporate earnings announcements.

Yet, many investors still find themselves at a crossroads, with the questions of past months unresolved: Is it too soon for optimism about the market? Will a sustainable rebound begin? What investment strategies are appropriate in today's economic environment?

At Van Kampen, we believe that diversification and asset allocation remain the best investment strategies--in any market climate. We encourage you to not let the events of the day deter you from your long-term plans. We also believe strongly in the value of active portfolio management and investment advice. Your financial advisor is uniquely qualified to address your concerns on a personal level, and to help you make sure that your asset allocation is suitable for you.

                  As always, remember that you have a time-tested partner in Van Kampen. You can be confident our experienced portfolio managers are overseeing--with utmost vigilance--the assets entrusted to their care.

All of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you achieve life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA FOR MARCH 2003 PROVIDED A FUZZY PICTURE OF THE OVERALL ECONOMY. AS COALITION FORCES MOVED INTO IRAQ AT THE BEGINNING OF MARCH, THE CNN EFFECT TOOK HOLD AND CONSUMERS STAYED HOME TO WATCH EVENTS UNFOLDING.

ANECDOTAL EVIDENCE ON SALES, AT BOTH THE CONSUMER AND CORPORATE LEVEL, REFLECTED THIS WAIT-AND-SEE ATTITUDE. A STATISTICAL COMPARISON OF MARCH 2003 AND MARCH 2002, WHICH INCLUDED THE EASTER HOLIDAY, MADE THE CURRENT ECONOMIC ENVIRONMENT APPEAR LESS ROBUST THAN THE PREVIOUS YEAR. HOWEVER, ONCE THE ACTUAL DATA WAS RELEASED, RETAIL SALES PROVED MUCH STRONGER THAN ANTICIPATED WHILE MANUFACTURING AND EMPLOYMENT FIGURES REMAINED WEAK.

BY LATE MARCH, ENERGY PRICES--INCLUDING GASOLINE, HEATING OIL AND NATURAL GAS-- RETREATED TO MUCH LOWER LEVELS. AS A RESULT, INFLATIONARY PRESSURES EVIDENT EARLY IN THE MONTH RECEDED.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2001--March 31, 2003)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            1.4%
Mar 03                                                                            1.6%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(March 31, 2001--March 31, 2003)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40
                                                                            1.25                               2.60
                                                                            1.25                               3.00
Mar 03                                                                      1.25                               3.00

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(June 25, 2001--March 31, 2003)

 [LINE GRAPH]

                                                                            STANDARD & POOR'S 500       STANDARD & POOR'S BARRA
                                                                            INDEX IS AN UNMANAGED          VALUE INDEX IS AN
                                                                               INDEX GENERALLY         UNMANAGED INDEX GENERALLY
                                                                          REPRESENTATIVE OF THE U.S.   REPRESENTATIVE OF THE U.S.
                                              VALUE OPPORTUNITIES FUND          STOCK MARKET.*         MARKET FOR VALUE STOCKS.*
                                              ------------------------    --------------------------   --------------------------
6/25/01                                                9425.00                     10000.00                     10000.00
                                                       9576.00                     10048.90                     10112.40
                                                       9698.00                      9950.01                      9929.04
                                                       9152.00                      9327.12                      9332.80
9/01                                                   8106.00                      8573.93                      8436.79
                                                       8407.00                      8737.43                      8427.42
                                                       8897.00                      9407.65                      8943.18
12/01                                                  8949.00                      9490.06                      9067.36
                                                       9015.00                      9351.57                      8806.69
                                                       8977.00                      9171.22                      8710.60
3/02                                                   9537.00                      9516.15                      9148.83
                                                       9139.00                      8939.20                      8681.36
                                                       9120.00                      8873.35                      8694.67
6/02                                                   8285.00                      8241.21                      8135.54
                                                       7290.00                      7598.85                      7245.77
                                                       7499.00                      7648.74                      7277.15
9/02                                                   6589.00                      6817.48                      6436.00
                                                       6939.00                      7417.53                      6956.52
                                                       7878.00                      7854.12                      7427.60
12/02                                                  7479.00                      7392.71                      7029.78
                                                       7268.00                      7199.05                      6827.42
                                                       7220.00                      7091.03                      6625.06
3/03                                                   7144.00                      7159.88                      6606.00

This chart compares your fund's performance to that of the S&P 500 Index and the S&P Barra Value Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (5.75% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
 * Bloomberg

RETURN HIGHLIGHTS

(as of March 31, 2003)

                                       A SHARES   B SHARES    C SHARES
---------------------------------------------------------------------------
One-year total return based on
NAV(1)                                  -25.09%    -25.75%      -25.75%
---------------------------------------------------------------------------
One-year total return(2)                -29.38%    -29.44%      -26.49%
---------------------------------------------------------------------------
Since inception total return(2)         -17.36%    -17.15%      -15.23%
---------------------------------------------------------------------------
Commencement date                      06/25/01   06/25/01     06/25/01
---------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements, the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the Fund's returns would have been lower.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

               PORTFOLIO AT A GLANCE


TOP TEN HOLDINGS*

(as a percentage of long-term investments--March 31, 2003)


1.   SPRINT                      5.0%
     Provides telecommunication products
     and services worldwide.

2.   HALLIBURTON                 5.0%
     Provides services and equipment to
     the oil and gas industry.

3.   LOUISIANA-PACIFIC           4.9%
     Manufactures building products used
     in home construction, repair and
     remodeling.

4.   SCHLUMBERGER                4.9%
     Provides services to the oil and gas
     industry.

5.   BRISTOL-MYERS SQUIBB        3.8%
     Produces and distributes
     pharmaceuticals, medicines, nutri-
     tional supplements, medical devices
     and beauty-care products.

6.   FREDDIE MAC                 3.8%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

7.   GEORGIA-PACIFIC             3.2%
     Manufactures consumer tissue
     products, packaging, paper and pulp,
     and building materials.

8.   FEDERATED DEPARTMENT
     STORES                      3.0%
     Operates department stores in the
     United States including Macy's and
     Bloomingdales.

9.   DOW CHEMICAL                2.9%
     Develops and manufactures chemicals,
     plastics and other materials.

10.  AETNA U.S. HEALTHCARE       2.6%
     Administers health, dental and group
     insurance plans nationwide.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


 [BAR GRAPH]

                                                                       MARCH 31, 2003                     MARCH 31, 2002
                                                                       --------------                     --------------
Pharmaceuticals                                                             12.2%                               5.2%
Oil & Gas Equipment & Services                                               9.9%                               4.4%
Diversified Financial Services                                               7.1%                               2.8%
Property & Casualty                                                          6.3%                               2.9%
Integrated Telecommunication Services                                        5.7%                               9.1%


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

                                                                         [PHOTO]

                                                               [PHOTO]

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF VAN KAMPEN
VALUE OPPORTUNITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC
FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S
RETURN DURING THE 12 MONTHS ENDED MARCH 31, 2003. THE FUND
IS MANAGED BY THE ADVISER'S MULTI-CAP VALUE TEAM. CURRENT
MEMBERS(1) INCLUDE B. ROBERT BAKER JR., MANAGING DIRECTOR;
JASON LEDER, EXECUTIVE DIRECTOR; AND KEVIN HOLT, EXECUTIVE
DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S
PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW DID THE FUND PERFORM
    DURING THE PAST 12 MONTHS?

A   Despite the difficult environment
for stock investors, the fund managed to outperform one benchmark, the S&P 500/Barra Value Index, and underperformed the other, the S&P 500 Index. During the 12 months that concluded on March 31, 2003, the fund's total return was -25.09 percent, compared to -26.19 percent for the S&P 500/Barra Value Index. As an additional point of comparison, the broad stock market, measured by the S&P 500, returned -24.75 percent during the same time frame.

    The fund's outperformance relative to the S&P 500/Barra Value Index stemmed from favorable stock selection in the materials and energy sectors. This strong performance made up for the weak results we encountered with some of the fund's investments in the telecommunication services and utility sectors.

    Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500/Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities the indexes represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 5 for additional fund performance results.

Q   WHAT WERE SOME OF THE MARKET
    FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

A   The economy emerged from
recession during the period but still grew only sluggishly, even though interest rates remained at four-decade lows. Besides being concerned about economic growth, investors were also worried about a series of corporate accounting scandals--Enron provided the most notable example--and about the build-up to war in the Middle East.

Q   WHAT WAS YOUR STRATEGY IN
    MANAGING THE FUND?

A   We remain steadfast in our
investment approach, no matter what the market conditions. Although we are mindful of important events such as Federal Reserve interest-rate changes or the war in Iraq, such events don't play an active role in our decision to invest in certain companies.

    When we construct a portfolio of investments for our shareholders, we do so by conducting thorough research. When we consider buying, we want to understand key issues such as a company's industry, products, management, valuation, margins, and regulations, as well as many other factors. This research-intensive approach to stock selection helps us to understand each holding in the fund. Our ultimate goal is to invest in companies that can be purchased for a price significantly less than we believe the business is intrinsically worth.

    Pharmaceutical stocks represented one area of opportunity that our investment approach led us to during the period. Many drug companies were available at attractive valuations because they were confronting weak product pipelines and increased competition from generic drug-makers, among other concerns. We believed that these concerns were being over-discounted in their valuation. Focusing on drug companies with strong long-term fundamentals, we added to the fund's holdings in this sector--for example, increasing the fund's position in Bristol Myers Squibb.

Q   WHAT WERE SOME OF THE STOCKS
    THAT HELPED FUND PERFORMANCE DURING THE PERIOD?

A   The best performer was
Halliburton, an oil-services company that was one of the portfolio's largest holding as of the end of the period. We invested the fund's assets in Halliburton because it offered what we believed was an extremely attractive valuation. The company's stock price had fallen because of concern about liability relating to asbestos exposure. After scrutinizing the company's fundamentals however, we decided that the risk to the company's financial position may not be as great as other investors feared. Over time, more investors came to share our point of view, and the stock recovered off its lows. Diminishing asbestos liability also helped the performance of Sealed Air, a leading maker of plastic packaging and another positive contributor to fund performance during the past 12 months.

    Other stocks boosting fund results included SanDisk, a leading manufacturer of flash memory for electronic products, and Louisiana-Pacific, the world's largest maker of oriented-strand board and other building components. SanDisk benefited from strong demand for its products, especially from digital-camera users, while investors rewarded Louisiana Pacific for the company's debt-reduction efforts.

    Keep in mind that not all stocks in the fund performed as favorably, nor is there any guarantee any of these stocks will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHICH OF THE FUND'S INVESTMENTS
    WERE DISAPPOINTMENTS?

A   The fund was hurt by several of its
utility holdings, including Reliant Resources, CenterPoint Energy and TXU. Reliant Resources faced increasing concerns about its cash position and whether that position was sufficient to meet short-term financing needs. The company's stock price, which we believed was already cheap, got even cheaper. CenterPoint was dragged down by worries about the size of its debt load. Though the company managed to restructure this debt, it wasn't done soon enough to escape a negative impact on stock performance. TXU, meanwhile, suffered after it became clear that its British subsidiary was experiencing significant difficulties.

    The fund also was hurt by its investment in the telecommunications company WorldCom. When we invested in the company after a significant fall in its share price, we thought that the telecommunications business was improving and that companies such as WorldCom would soon encounter a more favorable pricing environment. This turned out to be incorrect, as the telecom sector continued to suffer through a long downturn. In addition, we became concerned about WorldCom's balance sheet. Although we sold the fund's stake in the company before WorldCom became synonymous with questionable accounting methods, the stock nevertheless was a significant detractor to the fund's performance.

Q   WHAT DO YOU SEE AHEAD FOR
    THE FUND?

A   It's difficult to predict what will
happen with the economy or the stock market in the coming months. Our focus is on the fundamentals and the valuations of the companies that the fund owns. No matter what happens in the economy, we'll stick to our investment discipline and continue to look for undervalued stocks priced below what we believe they are worth. We believe that thorough research is the key to being successful in this regard.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

FUNDAMENTALS: Essential characteristics of a company, such as its revenue growth, earnings growth, financial strength, market share and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting the fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

RULE 12B-1 FEE: A fee charged by a mutual fund to cover costs associated with promotion, distributions, marketing and, in some cases, brokers' commissions.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, as well as its revenue, book value and cash flow.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
COMMON STOCKS  98.0%
APPAREL RETAIL  2.6%
Gap, Inc. ..................................................   18,105   $   262,341
The Men's Wearhouse, Inc. (a)...............................   30,400       454,784
                                                                        -----------
                                                                            717,125
                                                                        -----------
BANKS  4.2%
Bank of America Corp. ......................................    8,000       534,720
PNC Financial Services Group, Inc. .........................    1,700        72,046
SunTrust Banks, Inc. .......................................    2,120       111,618
Wells Fargo & Co. ..........................................    9,200       413,908
                                                                        -----------
                                                                          1,132,292
                                                                        -----------
BROADCASTING & CABLE TV  1.0%
Comcast Corp., Class A (a)..................................    9,177       262,370
                                                                        -----------

COMPUTER HARDWARE  0.8%
Hewlett-Packard Co. ........................................   14,703       228,632
                                                                        -----------

COMPUTER STORAGE & PERIPHERALS  0.6%
Electronics for Imaging, Inc. (a)...........................    9,620       170,168
                                                                        -----------

CONSUMER FINANCE  0.2%
Capital One Financial Corp. ................................    1,900        57,019
                                                                        -----------

DEPARTMENT STORES  2.9%
Federated Department Stores, Inc. (a).......................   28,330       793,807
                                                                        -----------

DIVERSIFIED CHEMICALS  2.8%
Dow Chemical Co. ...........................................   27,750       766,177
                                                                        -----------

DIVERSIFIED FINANCIAL SERVICES  7.0%
Citigroup, Inc. ............................................    9,500       327,275
Freddie Mac.................................................   18,920     1,004,652
Goldman Sachs Group, Inc. ..................................    1,400        95,312
Janus Capital Group, Inc. ..................................    2,600        29,614
Merrill Lynch & Co., Inc. ..................................    9,400       332,760
Principal Financial Group, Inc. ............................    3,600        97,704
                                                                        -----------
                                                                          1,887,317
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
DRUG RETAIL  1.3%
CVS Corp. ..................................................   15,000   $   357,750
                                                                        -----------

ELECTRIC UTILITIES  3.5%
Centerpoint Energy Inc. ....................................   42,570       300,118
Public Service Enterprise Group, Inc. ......................    7,700       282,513
Reliant Resources, Inc. (a).................................   11,913        42,410
TXU Corp. ..................................................   17,530       312,910
                                                                        -----------
                                                                            937,951
                                                                        -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
Flextronics International Ltd. (Singapore) (a)..............   19,300       168,296
Jabil Circuit, Inc. (a).....................................    3,210        56,175
KEMET Corp. (a).............................................   16,820       131,196
Solectron Corp. (a).........................................    8,470        25,579
                                                                        -----------
                                                                            381,246
                                                                        -----------
FOOD RETAIL  2.1%
Kroger Co. (a)..............................................   43,220       568,343
                                                                        -----------

FOREST PRODUCTS  4.8%
Louisiana-Pacific Corp. (a).................................  162,900     1,291,797
                                                                        -----------

HEALTH CARE FACILITIES  0.2%
Tenet Healthcare Corp. (a)..................................    3,300        55,110
                                                                        -----------

HOME IMPROVEMENT RETAIL  1.1%
Home Depot, Inc. ...........................................   12,500       304,500
                                                                        -----------

HOUSEHOLD PRODUCTS  1.9%
Kimberly-Clark Corp. .......................................   11,500       522,790
                                                                        -----------

INDUSTRIAL MACHINERY  2.3%
Cognex Corp. (a)............................................   30,110       637,429
                                                                        -----------

INTEGRATED OIL & GAS  1.5%
Total Fina Elf SA--ADR (France).............................    6,300       398,601
                                                                        -----------

INTEGRATED TELECOMMUNICATION SERVICES  5.6%
Amdocs Ltd. (Guernsey) (a)..................................    3,200        42,496
Sprint Corp.--FON Group.....................................  113,530     1,333,978
Verizon Communications, Inc. ...............................    4,100       144,935
                                                                        -----------
                                                                          1,521,409
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
LIFE & HEALTH INSURANCE  1.1%
Torchmark Corp. ............................................    5,800   $   207,640
UnumProvident Corp. ........................................    8,400        82,320
                                                                        -----------
                                                                            289,960
                                                                        -----------
MANAGED HEALTH CARE  2.6%
Aetna, Inc. ................................................   14,200       700,060
                                                                        -----------

MOVIES & ENTERTAINMENT  1.7%
Walt Disney Co. ............................................   26,490       450,860
                                                                        -----------

NETWORKING EQUIPMENT  0.1%
Cisco Systems, Inc. (a).....................................    2,060        26,739
                                                                        -----------

OIL & GAS DRILLING  2.5%
Diamond Offshore Drilling, Inc. ............................   12,970       251,748
GlobalSantaFe Corp. ........................................   20,400       421,260
                                                                        -----------
                                                                            673,008
                                                                        -----------
OIL & GAS EQUIPMENT & SERVICES  9.7%
Halliburton Co. ............................................   64,320     1,333,354
Schlumberger Ltd. ..........................................   33,840     1,286,258
                                                                        -----------
                                                                          2,619,612
                                                                        -----------
PACKAGED FOODS  1.9%
Sara Lee Corp. .............................................   13,010       243,287
Tyson Foods, Inc.,..........................................   35,500       275,125
                                                                        -----------
                                                                            518,412
                                                                        -----------
PAPER PACKAGING  0.7%
Sealed Air Corp. (a)........................................    4,500       180,585
                                                                        -----------

PAPER PRODUCTS  4.7%
Boise Cascade Corp. ........................................   19,200       419,520
Georgia-Pacific Corp. ......................................   60,600       842,340
                                                                        -----------
                                                                          1,261,860
                                                                        -----------
PHARMACEUTICALS  11.9%
Bristol-Myers Squibb Co. ...................................   48,200     1,018,466
GlaxoSmithKline PLC--ADR (United Kingdom)...................   13,100       460,989
Merck & Co., Inc. ..........................................    5,900       323,202
Pharmacia Corp. ............................................   14,000       606,200
Roche Holdings, AG--ADR (Switzerland).......................    4,300       260,795
Schering-Plough Corp. ......................................   12,900       230,007
Wyeth.......................................................    8,830       333,951
                                                                        -----------
                                                                          3,233,610
                                                                        -----------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
PROPERTY & CASUALTY  6.2%
Allstate Corp. .............................................    4,430   $   146,943
AMBAC Financial Group, Inc. ................................    3,300       166,716
Chubb Corp. ................................................    6,100       270,352
Cincinnati Financial Corp. .................................    9,800       343,686
RenaissanceRe Holdings Ltd. (Bermuda).......................   15,200       608,760
Travelers Property Casualty Corp., Class B..................   10,230       144,345
                                                                        -----------
                                                                          1,680,802
                                                                        -----------
RAILROADS  0.4%
Burlington Northern Santa Fe Corp. .........................    4,400       109,560
                                                                        -----------

REINSURANCE  0.6%
Platinum Underwriters Holdings, Ltd. (Bermuda)..............    6,300       159,705
                                                                        -----------

RESTAURANTS  1.2%
McDonald's Corp. ...........................................   23,200       335,472
                                                                        -----------

SEMICONDUCTOR EQUIPMENT  0.5%
Credence Systems Corp. (a)..................................    3,500        23,800
SanDisk Corp. (a)...........................................    6,290       105,798
                                                                        -----------
                                                                            129,598
                                                                        -----------
SPECIALTY STORES  1.1%
Zale Corp. (a)..............................................    8,800       288,112
                                                                        -----------

STEEL  1.0%
United States Steel Corp. ..................................   26,600       261,478
                                                                        -----------

SYSTEMS SOFTWARE  0.2%
Check Point Software Technologies Ltd. (Israel) (a).........    3,730        53,973
                                                                        -----------

TELECOMMUNICATIONS EQUIPMENT  0.7%
Andrew Corp. (a)............................................    4,670        25,685
Comverse Technology, Inc. (a)...............................    1,570        17,757
Ericsson, Class B--ADR (Sweden).............................    4,461        28,372
JDS Uniphase Corp. (a)......................................   13,510        38,504
Motorola, Inc. .............................................    2,950        24,367
Nokia Corp.--ADR (Finland)..................................    3,750        52,538
                                                                        -----------
                                                                            187,223
                                                                        -----------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2003

                                                                          MARKET
DESCRIPTION                                                   SHARES      VALUE
TOBACCO  1.4%
Altria Group, Inc. .........................................   12,270   $   367,609
                                                                        -----------

TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $28,842,418).................................................    26,520,071

REPURCHASE AGREEMENT  3.0%
State Street Bank & Trust Co. ($803,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 03/31/03, to
  be sold on 04/01/03 at $803,028) (Cost $803,000)...................       803,000
                                                                        -----------

TOTAL INVESTMENTS  101.0%
  (Cost $29,645,418).................................................    27,323,071
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)........................      (276,730)
                                                                        -----------

NET ASSETS  100.0%...................................................   $27,046,341
                                                                        ===========

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2003

ASSETS:
Total Investments (Cost $29,645,418)........................  $27,323,071
Cash........................................................          216
Receivables:
  Investments Sold..........................................       84,139
  Dividends.................................................       45,956
  Fund Shares Sold..........................................       35,716
  Expense Reimbursement from Adviser........................           79
Other.......................................................        8,174
                                                              -----------
    Total Assets............................................   27,497,351
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      261,397
  Fund Shares Repurchased...................................       53,104
  Distributor and Affiliates................................       44,688
Accrued Expenses............................................       77,381
Trustees' Deferred Compensation and Retirement Plans........       14,440
                                                              -----------
    Total Liabilities.......................................      451,010
                                                              -----------
NET ASSETS..................................................  $27,046,341
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $35,994,318
Accumulated Undistributed Net Investment Income.............       50,855
Net Unrealized Depreciation.................................   (2,322,347)
Accumulated Net Realized Loss...............................   (6,676,485)
                                                              -----------
NET ASSETS..................................................  $27,046,341
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $7,410,962 and 993,195 shares of
    beneficial interest issued and outstanding).............  $      7.46
    Maximum sales charge (5.75%* of offering price).........          .46
                                                              -----------
    Maximum offering price to public........................  $      7.92
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,577,414 and 1,832,598 shares of
    beneficial interest issued and outstanding).............  $      7.41
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $6,057,965 and 817,811 shares of
    beneficial interest issued and outstanding).............  $      7.41
                                                              ===========

* On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2003

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $6,064)......  $   580,422
Interest....................................................       34,444
                                                              -----------
    Total Income............................................      614,866
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $19,430, $161,461 and $51,070,
  respectively).............................................      231,961
Investment Advisory Fee.....................................      218,319
Shareholder Services........................................       98,270
Shareholder Reports.........................................       53,910
Accounting..................................................       36,438
Offering Costs..............................................       36,096
Trustees' Fees and Related Expenses.........................       14,705
Custody.....................................................       14,513
Legal.......................................................       13,074
Other.......................................................       55,111
                                                              -----------
    Total Expenses..........................................      772,397
    Investment Advisory Fee Reduction.......................      189,371
    Less Credits Earned on Cash Balances....................        1,496
                                                              -----------
    Net Expenses............................................      581,530
                                                              -----------
NET INVESTMENT INCOME.......................................  $    33,336
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(6,066,851)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,139,396
  End of the Period.........................................   (2,322,347)
                                                              -----------
Net Unrealized Depreciation During the Period...............   (3,461,743)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(9,528,594)
                                                              ===========
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(9,495,258)
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets

                                                                         JUNE 25, 2001
                                                                        (COMMENCEMENT OF
                                                         YEAR ENDED      OPERATIONS) TO
                                                       MARCH 31, 2003    MARCH 31, 2002
                                                       ---------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income/(Loss)..........................  $     33,336      $   (23,683)
Net Realized Loss.....................................    (6,066,851)        (437,542)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................    (3,461,743)       1,139,396
                                                        ------------      -----------
Change in Net Assets from Operations..................    (9,495,258)         678,171
                                                        ------------      -----------

Distributions from Net Investment Income:
  Class A Shares......................................       (33,516)         (45,089)
  Class B Shares......................................           -0-          (45,456)
  Class C Shares......................................           -0-           (8,524)
                                                        ------------      -----------
                                                             (33,516)         (99,069)
                                                        ------------      -----------

Distributions from Net Realized Gain:
  Class A Shares......................................       (48,753)             -0-
  Class B Shares......................................       (88,911)             -0-
  Class C Shares......................................       (33,915)             -0-
                                                        ------------      -----------
                                                            (171,579)             -0-
                                                        ------------      -----------
Total Distributions...................................      (205,095)         (99,069)
                                                        ------------      -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...    (9,700,353)         579,102
                                                        ------------      -----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    13,990,591       39,265,317
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       189,300           96,896
Cost of Shares Repurchased............................   (10,943,923)      (6,430,589)
                                                        ------------      -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....     3,235,968       32,931,624
                                                        ------------      -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................    (6,464,385)      33,510,726
NET ASSETS:
Beginning of the Period...............................    33,510,726              -0-
                                                        ------------      -----------
End of the Period (Including accumulated undistributed
  net investment income of $50,855 and $14,002,
  respectively).......................................  $ 27,046,341      $33,510,726
                                                        ============      ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR         JUNE 25, 2001
                                                            ENDED        (COMMENCEMENT
CLASS A SHARES                                            MARCH 31,    OF OPERATIONS) TO
                                                          2003 (a)     MARCH 31, 2002 (a)
                                                          -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 10.06           $10.00
                                                           -------           ------
  Net Investment Income.................................       .05              .04
  Net Realized and Unrealized Gain/Loss.................     (2.57)             .07
                                                           -------           ------
Total from Investment Operations........................     (2.52)             .11
                                                           -------           ------
Less:
  Distributions from Net Investment Income..............       .03              .05
  Distributions from Net Realized Gain..................       .05              -0-
                                                           -------           ------
Total Distributions.....................................       .08              .05
                                                           -------           ------
NET ASSET VALUE, END OF THE PERIOD......................   $  7.46           $10.06
                                                           =======           ======

Total Return** (b)......................................   -25.09%            1.19%*
Net Assets at End of the Period (In millions)...........   $   7.4           $  8.2
Ratio of Expenses to Average Net Assets** (c)...........     1.46%            1.45%
Ratio of Net Investment Income to Average Net
  Assets**..............................................      .67%             .46%
Portfolio Turnover......................................       70%              64%*
 * Non-Annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).............     2.11%            2.96%
Ratio of Net Investment Income/Loss to Average Net
  Assets................................................      .02%           (1.05%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR         JUNE 25, 2001
                                                            ENDED        (COMMENCEMENT
CLASS B SHARES                                            MARCH 31,    OF OPERATIONS) TO
                                                          2003 (a)     MARCH 31, 2002 (a)
                                                          -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 10.05           $10.00
                                                           -------           ------
  Net Investment Loss...................................      (.01)            (.02)
  Net Realized and Unrealized Gain/Loss.................     (2.58)             .09
                                                           -------           ------
Total from Investment Operations........................     (2.59)             .07
                                                           -------           ------
Less:
  Distributions from Net Investment Income..............       -0-              .02
  Distributions from Net Realized Gain..................       .05              -0-
                                                           -------           ------
Total Distributions.....................................       .05              .02
                                                           -------           ------
NET ASSET VALUE, END OF THE PERIOD......................   $  7.41           $10.05
                                                           =======           ======

Total Return** (b)......................................   -25.75%            0.63%*
Net Assets at End of the Period (In millions)...........   $  13.6           $ 21.1
Ratio of Expenses to Average Net Assets** (c)...........     2.21%            2.20%
Ratio of Net Investment Loss to Average Net Assets**....     (.09%)           (.29%)
Portfolio Turnover......................................       70%              64%*
 * Non-Annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).............     2.86%            3.71%
Ratio of Net Investment Loss to Average Net Assets......     (.74%)          (1.80%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            YEAR         JUNE 25, 2001
                                                            ENDED        (COMMENCEMENT
CLASS C SHARES                                            MARCH 31,    OF OPERATIONS) TO
                                                          2003 (a)     MARCH 31, 2002 (a)
                                                          -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................   $ 10.05           $10.00
                                                           -------           ------
  Net Investment Loss...................................       -0-             (.02)
  Net Realized and Unrealized Gain/Loss.................     (2.59)             .09
                                                           -------           ------
Total from Investment Operations........................     (2.59)             .07
                                                           -------           ------
Less:
  Distributions from Net Investment Income..............       -0-              .02
  Distributions from Net Realized Gain..................       .05              -0-
                                                           -------           ------
Total Distributions.....................................       .05              .02
                                                           -------           ------
NET ASSET VALUE, END OF THE PERIOD......................   $  7.41           $10.05
                                                           =======           ======

Total Return** (b)......................................   -25.75%            0.63%*
Net Assets at End of the Period (In millions)...........   $   6.1           $  4.3
Ratio of Expenses to Average Net Assets** (c)...........     2.21%            2.20%
Ratio of Net Investment Loss to Average Net Assets**....     (.09%)           (.26%)
Portfolio Turnover......................................       70%              64%*
 * Non-Annualized
 ** If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (c).............     2.86%            3.71%
Ratio of Net Investment Loss to Average Net Assets......     (.74%)          (1.77%)

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate non-diversified series of the Van Kampen Equity Trust, a Delaware business trust, and is registered as a non-diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001 with three classes of common shares: Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At March 31, 2003, the Fund had an accumulated capital loss carry forward for tax purposes of $4,937,974, which will expire on March 31, 2011.

    At March 31, 2003, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $30,468,790
                                                                ===========
Gross tax unrealized appreciation...........................    $ 1,140,452
Gross tax unrealized depreciation...........................     (4,286,171)
                                                                -----------
Net tax unrealized depreciation on investments..............    $(3,145,719)
                                                                ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended March 31, 2003 and 2002 were as follows:

                                                                2003       2002
Distributions paid from:
  Ordinary Income...........................................  $205,095    $99,069
  Long-term capital gain....................................       -0-        -0-
                                                              --------    -------
                                                              $205,095    $99,069
                                                              ========    =======

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $513 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book and tax difference relating to expenses which are not deductible for tax purposes totaling $36,520 were reclassified from accumulated undistributed net investment income to capital.

    As of March 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $79,273

    Net realized gains and losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

F. EXPENSE REDUCTIONS During the year ended March 31, 2003, the Fund's custody fee was reduced by $1,496 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND

OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the year ended March 31, 2003, the Adviser voluntarily waived $189,371 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the year ended March 31, 2003, the Fund recognized expenses of approximately $1,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Fund. The Adviser allocates

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

the cost of such services to each fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $31,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, which are reported as part of "Accounting" and "Legal" expenses, respectively, in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2003, the Fund recognized expenses of approximately $88,700, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $7,936 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended March 31, 2003, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $4,491.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

3. CAPITAL TRANSACTIONS

At March 31, 2003, capital aggregated $9,694,055, $18,843,363 and $7,456,900 for
Classes A, B, and C, respectively. For the year ended March 31, 2003, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     696,623    $  5,987,283
  Class B.................................................     391,140       3,321,436
  Class C.................................................     567,306       4,681,872
                                                            ----------    ------------
Total Sales...............................................   1,655,069    $ 13,990,591
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................       9,767    $     76,278
  Class B.................................................      11,288          87,710
  Class C.................................................       3,253          25,312
                                                            ----------    ------------
Total Dividend Reinvestment...............................      24,308    $    189,300
                                                            ==========    ============
Repurchases:
  Class A.................................................    (523,617)   $ (4,288,999)
  Class B.................................................    (670,288)     (5,284,021)
  Class C.................................................    (176,149)     (1,370,903)
                                                            ----------    ------------
Total Repurchases.........................................  (1,370,054)   $(10,943,923)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

    At March 31, 2002, capital aggregated $7,929,341, $20,738,503 and $4,127,026 for Classes A, B, and C, respectively. For the period ended March 31, 2002, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A..................................................  1,125,135    $10,911,711
  Class B..................................................  2,393,062     23,557,148
  Class C..................................................    493,743      4,796,458
                                                             ---------    -----------
Total Sales................................................  4,011,940    $39,265,317
                                                             =========    ===========
Dividend Reinvestment:
  Class A..................................................      4,746    $    43,809
  Class B..................................................      4,864         44,896
  Class C..................................................        888          8,191
                                                             ---------    -----------
Total Dividend Reinvestment................................     10,498    $    96,896
                                                             =========    ===========
Repurchases:
  Class A..................................................   (319,459)   $(2,994,732)
  Class B..................................................   (297,468)    (2,773,398)
  Class C..................................................    (71,230)      (662,459)
                                                             ---------    -----------
Total Repurchases..........................................   (688,157)   $(6,430,589)
                                                             =========    ===========

    Class B Shares and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2003 and the period ended March 31, 2002, no Class B Shares converted to Class A Shares. Class C Shares do not possess a conversion feature. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C Shares will be imposed on most redemptions made within five years of the purchase for Class B

NOTES TO
FINANCIAL STATEMENTS

March 31, 2003

Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and After............................................    None               None

    For the year ended March 31, 2003, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $10,000 and CDSC on redeemed shares of approximately $98,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $23,691,919 and $19,062,476, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. Included in these fees for the year ended March 31, 2003 are payments retained by Van Kampen of approximately $150,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $52,900. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $749,900 and $11,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Value Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Value Opportunities Fund (the "Fund"), including the portfolio of investments, as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from June 25, 2001 (commencement of operations) to March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Value Opportunities Fund at March 31, 2003, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year then ended and for the period from June 25, 2001 (commencement of operations) to March 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
May 9, 2003

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth*
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity*
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American*
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110


LEGAL COUNSEL
SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2003. For corporate shareholders, 96% of the distributions qualify for the dividends received deduction. In January, the Fund provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)        Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road                 since 2001  Trustee/Director of funds
Raleigh, NC 27614                                      in the Fund Complex.
                                                       Co-founder, and prior to
                                                       August 1996, Chairman,
                                                       Chief Executive Officer
                                                       and President, MDT
                                                       Corporation (now known as
                                                       Getinge/Castle, Inc., a
                                                       subsidiary of Getinge
                                                       Industrier AB), a company
                                                       which develops,
                                                       manufactures, markets and
                                                       services medical and
                                                       scientific equipment.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)          Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                           since 2001  in the Fund Complex.                    biotechnological company,
Suite 130                                              Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                   Chairman and Chief                      Energy Corporation, an
                                                       Executive Officer of the                independent refining
                                                       Allstate Corporation                    company.
                                                       ("Allstate") and Allstate
                                                       Insurance Company. Prior
                                                       to January 1995,
                                                       President and Chief
                                                       Executive Officer of
                                                       Allstate. Prior to August
                                                       1994, various management
                                                       positions at Allstate.

Linda Hutton Heagy (54)       Trustee      Trustee     Regional Managing Partner      55
Sears Tower                                since 2001  of Heidrick & Struggles,
233 South Wacker Drive                                 an executive search firm.
Suite 7000                                             Trustee/ Director of
Chicago, IL 60606                                      funds in the Fund
                                                       Complex. Trustee on the
                                                       University of Chicago
                                                       Hospitals Board, Vice
                                                       Chair of the Board of the
                                                       YMCA of Metropolitan
                                                       Chicago and a member of
                                                       the Women's Board of the
                                                       University of Chicago.
                                                       Prior to 1997, Partner,
                                                       Ray & Berndtson, Inc., an
                                                       executive recruiting
                                                       firm. Prior to 1996,
                                                       Trustee of The
                                                       International House
                                                       Board, a fellowship and
                                                       housing organization for
                                                       international graduate
                                                       students. Formerly,
                                                       Executive Vice President
                                                       of ABN AMRO, N.A., a
                                                       Dutch bank holding
                                                       company. Prior to 1992,
                                                       Executive Vice President
                                                       of La Salle National
                                                       Bank.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (51)         Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                     since 2001  German Marshall Fund of
Washington, D.C. 20016                                 the United States, an
                                                       independent U.S.
                                                       foundation created to
                                                       deepen understanding,
                                                       promote collaboration and
                                                       stimulate exchanges of
                                                       practical experience
                                                       between Americans and
                                                       Europeans.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Formerly, advisor to the
                                                       Dennis Trading Group
                                                       Inc., a managed futures
                                                       and option company that
                                                       invests money for
                                                       individuals and
                                                       institutions. Prior to
                                                       1992, President and Chief
                                                       Executive Officer,
                                                       Director and member of
                                                       the Investment Committee
                                                       of the Joyce Foundation,
                                                       a private foundation.

Jack E. Nelson (67)           Trustee      Trustee     President, Nelson              55
423 Country Club Drive                     since 2001  Investment Planning
Winter Park, FL 32789                                  Services, Inc., a
                                                       financial planning
                                                       company and registered
                                                       investment adviser in the
                                                       State of Florida.
                                                       President, Nelson Ivest
                                                       Brokerage Services Inc.,
                                                       a member of the NASD and
                                                       Securities Investors
                                                       Protection Corp.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)       Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave., N.W.               since 2001  Officer of the National                 Corporation, a
Room 285                                               Academy of                              pharmaceutical company,
Washington, D.C. 20418                                 Sciences/National                       since January 1998.
                                                       Research Council, an
                                                       independent, federally
                                                       chartered policy
                                                       institution, since 2001
                                                       and previously Chief
                                                       Operating Officer from
                                                       1993 to 2001.
                                                       Trustee/Director of funds
                                                       in the Fund Complex.
                                                       Director of the Institute
                                                       for Defense Analyses, a
                                                       federally funded research
                                                       and development center,
                                                       Director of the German
                                                       Marshall Fund of the
                                                       United States, Trustee of
                                                       Colorado College and Vice
                                                       Chair of the Board of the
                                                       Council for Excellence in
                                                       Government. Prior to
                                                       1993, Executive Director
                                                       of the Commission on
                                                       Behavioral and Social
                                                       Sciences and Education at
                                                       the National Academy of
                                                       Sciences/National
                                                       Research Council. From
                                                       1980 through 1989,
                                                       Partner of Coopers &
                                                       Lybrand.

INTERESTED TRUSTEES*

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)       Trustee,     Trustee     President and Chief            55
1221 Avenue of the Americas   President    since       Executive Officer of
New York, NY 10020            and Chief    2001;       funds in the Fund Complex
                              Executive    President   since November 2002.
                              Officer      and Chief   Trustee/Director of
                                           Executive   certain funds in the Fund
                                           Officer     Complex since 1999.
                                           since 2002  President and Chief
                                                       Operating Officer of
                                                       Morgan Stanley Investment
                                                       Management since December
                                                       1998. President and
                                                       Director since April 1997
                                                       and Chief Executive
                                                       Officer since June 1998
                                                       of Morgan Stanley
                                                       Investment Advisors Inc.
                                                       and Morgan Stanley
                                                       Services Company Inc.
                                                       Chairman, Chief Executive
                                                       Officer and Director of
                                                       Morgan Stanley
                                                       Distributors Inc. since
                                                       June 1998. Chairman since
                                                       June 1998, and Director
                                                       since January 1998 of
                                                       Morgan Stanley Trust.
                                                       Director of various
                                                       Morgan Stanley
                                                       subsidiaries. President
                                                       of the Morgan Stanley
                                                       Funds since May 1999.
                                                       Previously Chief
                                                       Strategic Officer of
                                                       Morgan Stanley Investment
                                                       Advisors Inc. and Morgan
                                                       Stanley Services Company
                                                       Inc. and Executive Vice
                                                       President of Morgan
                                                       Stanley Distributors Inc.
                                                       April 1997-June 1998,
                                                       Vice President of the
                                                       Morgan Stanley Funds May
                                                       1997-April 1999, and
                                                       Executive Vice President
                                                       of Dean Witter, Discover
                                                       & Co. prior to May 1997.

                                                                                  NUMBER OF
                                            TERM OF                                FUNDS IN
                                           OFFICE AND                                FUND
                              POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE


Richard F. Powers, III* (57)  Trustee      Trustee     Trustee/Director of funds      92
1 Parkview Plaza                           since 2001  in the Fund Complex.
P.O. Box 5555                                          Prior to December 2002,
Oakbrook Terrace, IL 60181                             Chairman, President,
                                                       Chief Executive Officer,
                                                       Director and Managing
                                                       Director of Van Kampen
                                                       Investments and its
                                                       investment advisory,
                                                       distribution and other
                                                       subsidiaries. Prior to
                                                       December 2002, President
                                                       and Chief Executive
                                                       Officer of funds in the
                                                       Fund Complex. Prior to
                                                       May 1998, Executive Vice
                                                       President and Director of
                                                       Marketing at Morgan
                                                       Stanley and Director of
                                                       Dean Witter, Discover &
                                                       Co. and Dean Witter
                                                       Realty. Prior to 1996,
                                                       Director of Dean Witter
                                                       Reynolds Inc.

Wayne W. Whalen* (63)         Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                      since 2001  of Skadden, Arps, Slate,
Chicago, IL 60606                                      Meagher & Flom
                                                       (Illinois), legal counsel
                                                       to funds in the Fund
                                                       Complex. Trustee/
                                                       Director/ Managing
                                                       General Partner of funds
                                                       in the Fund Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President           Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                                    since 2001  Investments, and Managing Director and President of the
45th Floor                                                         Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                                  funds in the Fund Complex. Prior to December 2000, Executive
                                                                   Vice President and Chief Investment Officer of Van Kampen
                                                                   Investments, and President and Chief Operating Officer of
                                                                   the Advisers. Prior to April 2000, Executive Vice President
                                                                   and Chief Investment Officer for Equity Investments of the
                                                                   Advisers. Prior to October 1998, Vice President and Senior
                                                                   Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                                   February 1998, Senior Vice President and Portfolio Manager
                                                                   of Van Kampen American Capital Asset Management, Inc., Van
                                                                   Kampen American Capital Investment Advisory Corp. and Van
                                                                   Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment         Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer                  since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                                 Management Inc. and Morgan Stanley Investments LP and
                                                                   Director of Morgan Stanley Trust for over 5 years.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and       Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary                since 2001  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                       Distributor, Investor Services and certain other
New York, NY 10020                                                 subsidiaries of Van Kampen Investments. Managing Director
                                                                   and General Counsel-Mutual Funds of Morgan Stanley
                                                                   Investment Advisors, Inc. Vice President or Principal Legal
                                                                   Officer and Secretary of funds in the Fund Complex. Prior to
                                                                   July 2001, Managing Director, General Counsel, Secretary and
                                                                   Director of Van Kampen Investments, the Advisers, the
                                                                   Distributor, Investor Services, and certain other
                                                                   subsidiaries of Van Kampen Investments. Prior to December
                                                                   2000, Executive Vice President, General Counsel, Secretary
                                                                   and Director of Van Kampen Investments, the Advisers, Van
                                                                   Kampen Advisors Inc., the Distributor, Investor Services and
                                                                   certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                                   Counsel to New York Life Insurance Company ("New York
                                                                   Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                                   Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                                   Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                                   1989, Staff Attorney at the Securities and Exchange
                                                                   Commission, Division of Investment Management, Office of
                                                                   Chief Counsel.

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND              SERVED    DURING PAST 5 YEARS

John R. Reynoldson (50)       Vice President           Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                       since 2001  Inc. Vice President of funds in the Fund Complex. Prior to
P.O. Box 5555                                                      July 2001, Principal and Co-head of the Fixed Income
Oakbrook Terrace, IL 60181                                         Department of the Advisers and Van Kampen Advisors Inc.
                                                                   Prior to December 2000, Senior Vice President of the
                                                                   Advisers and Van Kampen Advisors Inc. Prior to May 2000, Mr.
                                                                   Reynoldson managed the investment grade taxable group for
                                                                   the Advisers since July 1999. From July 1988 to June 1999,
                                                                   Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been with Asset
                                                                   Management since April 1987.

John L. Sullivan (47)         Vice President, Chief    Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Financial Officer and    since 2001  and Van Kampen Advisors Inc. Vice President, Chief Financial
P.O. Box 5555                 Treasurer                            Officer and Treasurer of funds in the Fund Complex. Head of
Oakbrook Terrace, IL 60181                                         Fund Accounting for Morgan Stanley Investment Management.

Van Kampen
Privacy Notice


The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
57, 157, 257                                                   Member NASD/SIPC.
OPP ANR 5/03                                                    10653E03-AP-5/03